SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )

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NIC INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NIC INC.
25501 West Valley Parkway, Suite 300
Olathe, Kansas 66061
_________________

Notice of 2014 Annual Meeting of Stockholders

Time and Date:	10:00 a.m., Central Daylight Time, on Tuesday, May 6, 2014

Place:	The Oread,
1200 Oread Avenue, Lawrence, Kansas 66044

Items of Business:

●	To elect the director nominees of NIC Inc. (the "Company") as directors;

●	To consider and vote upon the approval of the 2014 Amended and Restated Stock Compensation Plan (an amendment and restatement of the 2006 Amended and Restated Stock Option and Incentive Plan);

●	To consider and cast an advisory vote in favor of the compensation paid to the Company's named executive officers as disclosed in these materials;

●	To consider and vote upon the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2014; and

●	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Record Date:	You can vote if you were a stockholder of record at the close of business on March 7, 2014.

Materials to Review:
We are distributing our proxy materials to our stockholders primarily via the Internet under the "Notice and Access" rules of the Securities and Exchange Commission ("SEC"). This approach saves printing and mailing costs and reduces the environmental impact of our Annual Meeting, while providing a convenient way to access the materials and vote. On March 21, 2014, we mailed a Notice of Internet Availability of Proxy Materials to stockholders of record at the close of business on March 7, 2014, containing instructions about how to access our proxy materials and vote online or vote by telephone.

Proxy Voting:
Important. Please review the instructions on each of your voting options described in this Proxy Statement and in the notice you received by mail. Whether or not you plan to attend the Annual Meeting, please vote your shares at your earliest convenience.

By Order of the Board of Directors

William F. Bradley, Jr.
Secretary
March 21, 2014

i

NIC INC.
25501 West Valley Parkway, Suite 300
Olathe, Kansas 66061
_________________

PROXY STATEMENT
FOR
2014 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Why am I receiving these materials?

NIC Inc. (“NIC” or the “Company” or “we”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the 2014 annual meeting of stockholders (the “Annual Meeting”) to be held on Tuesday, May 6, 2014 at 10:00 a.m., local time, and at any adjournment or postponement thereof.  These materials were first sent or made available to stockholders on March 21, 2014.  You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement (the “Proxy Statement”).  The Annual Meeting will be held at The Oread, 1200 Oread Avenue, Lawrence, Kansas 66044.

What is included in these materials?

These materials include:

●	This Proxy Statement for the Annual Meeting; and

●	The Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the SEC on February 27, 2014.

If you requested printed versions by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.

 What are the Board’s recommendations?

The Board recommends that you vote your shares:

1.	“FOR” each of the nominees named herein for director (Proposal No. 1);

2.	“FOR” the approval of the 2014 Amended and Restated Stock Compensation Plan (an amendment and restatement of the 2006 Amended and Restated Stock Option and Incentive Plan) (Proposal No. 2);

3.	“FOR” the approval on an advisory basis of the compensation paid to the Company’s named executive officers, as disclosed in these proxy materials (Proposal No. 3); and

4.	“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014 (Proposal No. 4).

Where are the Company's principal executive offices located, and what is the Company’s main telephone number?

The Company’s principal executive offices are located at 25501 West Valley Parkway, Suite 300, Olathe, Kansas 66061.  The Company’s main telephone number is (877) 234-3468.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders.  Accordingly, the Company is sending the Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders.  All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials.  Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.  In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.  The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

I share an address with another stockholder, and we received only one paper copy of the proxy materials.  How may I obtain an additional copy of the proxy materials?

The Company has adopted a procedure called “householding,” which the SEC has approved.  Under this procedure, the Company is delivering a single copy of the Notice and, if applicable, this Proxy Statement and the Annual Report, to multiple stockholders who share the same address unless the Company has received contrary instructions from one or more of the stockholders.  This procedure reduces the Company’s printing and mailing costs, and the environmental impact of the Company’s annual meetings.  Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.  Upon written or oral request, the Company will deliver promptly a separate copy of the Notice and, if applicable, this Proxy Statement and the Annual Report to any stockholder at a shared address to which the Company delivered a single copy of any of these documents.

To receive a separate copy of the Notice and, if applicable, this Proxy Statement and the Annual Report, stockholders may write or call the Company at the following address and telephone number:

NIC Corporate Secretary
25501 West Valley Parkway, Suite 300
Olathe, Kansas 66061
(877) 234-3468

Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

If you and other residents at your address have been receiving multiple copies of the Notice and, if applicable, our Annual Report to Stockholders and Proxy Statement, and desire to receive only a single copy of these materials, you may contact your broker, bank or other nominee or contact us at the above address or telephone number.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

●	View on the Internet the Company’s proxy materials for the Annual Meeting; and

●	Instruct the Company to send future proxy materials to you by email.

The Company’s proxy materials are also available on the Company’s website at      www.egov.com/investors.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment.  If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website.  Your election to receive proxy materials by email will remain in effect until you terminate it.

Your vote is very important.

You can vote your shares at the Annual Meeting if you are present in person or represented by proxy.

Who can vote?

Stockholders of record as of the close of business on March 7, 2014 (also referred to as the Record Date) are entitled to vote. On that date, approximately 65,149,187 shares of Common Stock were outstanding and eligible to vote.

How many votes do I have?

On each matter presented at the Annual Meeting, you are entitled to one vote for each share of Common Stock owned by you at the close of business on the Record Date.

What is the difference between a stockholder of record and a beneficial owner?

Most NIC stockholders hold their shares through a broker, bank, or other nominee rather than directly in their own names.  As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record.  If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by NIC.  If you request printed copies of the proxy materials by mail, you will receive a proxy card.

Beneficial Owner of Shares Held in Street Name.  If your shares are held in a brokerage account at a brokerage firm, bank, broker-dealer or similar organization, then you are the “beneficial owner” of shares held in “street name,” and a Notice was forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to instruct that organization on how to vote your shares.  Those instructions are contained in a “voting instruction form.”  If you request printed copies of the proxy materials by mail, you will receive a voting instruction form.  As a beneficial owner, you are also invited to attend the Annual Meeting.  However, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting, unless you obtain a legal proxy from your broker, bank, or other nominee and present it to the inspectors of election at the Annual Meeting with your ballot.

If I am a stockholder of record of the Company’s shares, how do I vote?

If you are a stockholder of record, there are four ways to vote:

Internet Voting.  You may vote by proxy via the Internet by following the instructions provided in the Notice.

Telephone Voting.  If you requested printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the proxy card.

Voting By Mail.  If you requested printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Voting in Person.  You may vote in person at the Annual Meeting.  The Company will give you a ballot when you arrive.

If I am a beneficial owner of the Company’s shares held in street name, how do I vote?

If you are a beneficial owner of shares held in street name, there are four ways to vote:

Internet Voting.  You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found in your Notice.

Telephone Voting.  If you requested printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the voting instruction form.

Voting By Mail.  If you requested printed copies of the proxy materials by mail, you may vote by proxy by filling out the voting instruction form and returning it in the envelope provided.

Voting in Person.  If you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from your broker, bank, or other nominee.  Please contact your broker, bank, or other nominee for instructions regarding obtaining a legal proxy.

What is the quorum requirement for the Annual Meeting?

A majority of the shares entitled to vote at the Annual Meeting must be present at the Annual Meeting in person or by proxy for the transaction of business.  This is called a quorum.  Your shares will be counted for purposes of determining whether there is a quorum if you:

●	Are entitled to vote and you are present in person at the Annual Meeting; or

●	Have properly voted on the Internet, by telephone or by submitting a proxy card or vote instruction form by mail.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

How are proxies voted?

All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you:

●	Indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board; or

●
Sign and return a proxy card without giving specific voting instructions, then the persons named as proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters.  If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspectors of election that it does not have the authority to vote on this matter with respect to your shares.  This is generally referred to as a “broker non-vote.”

What ballot measures are considered “routine” or “non-routine”?

The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2014 (Proposal No. 4) is a matter considered routine under applicable rules.  A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 4.

The election of directors (Proposal No. 1), the approval of the 2014 Amended and Restated Stock Compensation Plan (an amendment to the 2006 Amended and Restated Stock Option and Incentive Plan) (Proposal No. 2) and the non-binding advisory resolution approving the Company’s executive compensation (Proposal No. 3) are matters considered non-routine under applicable rules.  A broker or other nominee cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist in connection with Proposals No. 1, No. 2 and No. 3.

What vote is required to approve each of the proposals?

With respect to the election of directors (Proposal No. 1), directors are elected by a plurality of the votes cast for the election of directors at the Annual Meeting and the director nominees who receive the most votes will be elected.

Approval of Proposals No. 2 (amendment to the 2006 Amended and Restated Stock Option and Incentive Plan), No. 3 (advisory vote on executive compensation) and No. 4 (ratification of independent registered public accounting firm) require the affirmative vote of the holders of a majority of all of the outstanding shares of Common Stock present or represented at the Annual Meeting and entitled to vote thereon.

How are abstentions and broker non-votes counted?

Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present.  Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with each proposal.

Directors are elected by a plurality of the votes cast for the election of directors at the Annual Meeting, with the nominees obtaining the most votes being elected.  Because there is no minimum vote required for the election of directors, abstentions or withhold votes and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome.

Abstentions are counted in determining the total number of shares present in person or represented by proxy and entitled to vote thereon with respect to a proposal that requires the affirmative vote of a majority of such shares and, therefore, will have the same effect as a vote against: (i) the proposal to approve the 2014 Amended and Restated Stock Compensation Plan (an amendment to the 2006 Amended and Restated Stock Option and Incentive Plan); (ii) the proposal to approve, on an advisory basis, the compensation of our named executive officers as disclosed in these materials; and (iii) the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2014.  Broker non-votes are not counted in determining the number of shares present in person or represented by proxy and entitled to vote thereon with respect to a proposal that requires the affirmative vote of a majority of such shares and, therefore, will not affect the outcome of the voting on these proposals.

What is the effect of the advisory vote?

The vote of the stockholders regarding the compensation of our named executive officers as disclosed in these materials is an advisory vote, and the results will not be binding on the Board of Directors or the Company.  However, the Board of Directors and the Compensation Committee, which is comprised of independent directors, will consider the outcome of the vote when making future executive compensation decisions.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting.  You may change your vote on a later date via the Internet or by telephone (in which case only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card or voting instruction form with a later date, or by attending the Annual Meeting and voting in person.  However, your attendance at the Annual Meeting will not automatically revoke your proxy, unless you properly vote at the Annual Meeting.  In addition, you may specifically request that your prior proxy be revoked by delivering to the Company’s Corporate Secretary at 25501 West Valley Parkway, Suite 300, Olathe, Kansas 66061, a written notice of revocation prior to the Annual Meeting.

Who are the proxies who will vote my shares at the Annual Meeting if I timely return my proxy card?

The Company has designated Harry H. Herington, the Company’s Chairman of the Board and Chief Executive Officer, and William F. Bradley, Jr., the Company’s Executive Vice President, Chief Administrative Officer, General Counsel, and Secretary, with full power of substitution, to vote the authorized proxies during the Annual Meeting.

Is my vote confidential?

It is the Company’s policy to maintain the confidentiality of proxy cards, ballots, and voting tabulations that identify individual stockholders, except they may be disclosed to officers, directors, authorized employees, and retained advisors to the Company, and where disclosure is mandated by law and in other limited circumstances.

Where can I find the voting results of the Annual Meeting?

The Company intends to announce preliminary voting results at the Annual Meeting and disclose final results in a current report on Form 8-K or quarterly report on Form 10-Q filed with the SEC within four business days after the Annual Meeting.  If final results are not yet known within that four business day period, the Company will disclose preliminary voting results in a Form 8-K and file an amendment to the Form 8-K to disclose the final results within four business days after such final results are known.

Who is paying for the cost of this proxy solicitation?

The Company is paying the costs of the solicitation of proxies.  The Company has retained Broadridge Investor Communication Services to assist in the distribution of proxy materials and tally the vote.  NIC may supplement the proxy solicitations by additional communications, which may include communications by mail, fax, telephone or personal delivery or by otherwise furnishing such communications to stockholders on the Internet, but no additional compensation will be paid to directors, officers or employees for such solicitation.  The Company will request brokers, banks and other nominees who hold shares of NIC common stock in their names to furnish the Notice and, if requested, printed proxy materials, to beneficial owners of the shares and will reimburse such brokers, banks and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

Who can help answer my questions?

If you have any questions about the matters proposed in this Proxy Statement or the procedures for voting your shares, you should contact:

NIC Inc.
Attention: Corporate Secretary
25501 West Valley Parkway, Suite 300
Olathe, Kansas 66061
(877) 234-3468

_________________

STRUCTURE AND PRACTICES OF THE BOARD OF DIRECTORS
_________________

NIC’s business and affairs are managed under the direction of the Board of Directors.  Currently, there are nine directors:  Harry H. Herington; Art N. Burtscher; Daniel J. Evans; Karen S. Evans; Ross C. Hartley; C. Brad Henry; Alexander C. Kemper; William M. Lyons; and Pete Wilson.  All of the directors are standing for election and their biographies appear on pages 23 to 26.  Directors Daniel J. Evans and Karen S. Evans are not related to each other.

Corporate Governance Principles and Best Practices and Code of Business Conduct and Ethics

The Board of Directors has adopted Corporate Governance Principles and Best Practices (“Principles and Best Practices”) that address the practices of the Board and, together with the Company’s Certificate of Incorporation, Bylaws and Board Committee charters, provide the framework for governance of NIC.  The Company has also adopted a Code of Business Conduct and Ethics, which applies to all employees, including the Chief Executive Officer and the Chief Financial Officer.

The Principles and Best Practices and the Code of Business Conduct and Ethics are available on the Company’s website at:

http://www.egov.com/Investors/CorporateGov.

If you would like to receive a paper copy of the Principles and Best Practices or the Code of Business Conduct and Ethics by mail, send your request in writing to the Corporate Secretary, NIC Inc., 25501 West Valley Parkway, Suite 300, Olathe, Kansas 66061.  The Company intends to disclose any changes in or waivers from its Code of Business Conduct and Ethics by posting such information on its website or by filing a Form 8-K with the SEC, as required.

Meetings of the Board

In 2013, the NIC Board of Directors had four regularly scheduled meetings, and special meetings were held as necessary, for a total of six meetings. Four of the incumbent directors attended 100% of the meetings of the Board and the committees to which the director was assigned, two of the incumbent directors attended 95% of the meetings of the Board and the committees to which the director was assigned, one of the incumbent directors attended 85% of the meetings of the Board and the committees to which he was assigned, and two of the incumbent directors attended 80% of the meetings of the Board and the committees to which the director was assigned. The directors, in the aggregate, attended approximately 93% of the Board meetings.  In addition, management and the directors communicate informally on a variety of topics, including suggestions for Board or committee agenda items, recent developments, and other matters of interest to the directors.  The Board has access to management at all times.  Directors standing for election are encouraged to attend the Annual Meeting of Stockholders.  All directors standing for election at the 2013 Annual Meeting of Stockholders attended the meeting in person or by phone.

Independence

The Board evaluates the independence of each director in accordance with applicable laws and regulations, the listing standards of the NASDAQ Stock Market (“NASDAQ”) and the criteria set forth in NIC’s Principles and Best Practices.  These standards include evaluating material relationships with NIC, if any, to the best of each director’s knowledge, including vendor, supplier, consulting, legal, banking, accounting, charitable and family relationships.  Based on the recommendation of the Corporate Governance and Nominating Committee, the Board of Directors has determined for the calendar year 2013 that all of the directors, except Mr. Herington, are independent as required by applicable laws and regulations, by the listing standards of NASDAQ and by NIC’s Principles and Best Practices.  The Board has also assessed the independence of the members of the Audit, Compensation, and Corporate Governance and Nominating Committees based on applicable laws and regulations, the listing standards of NASDAQ and NIC’s Principles and Best Practices and has found all members of those committees to be independent.  The Board’s findings are included in the discussion of the committees below.

 The Company is aware that certain proxy advisory firms have previously recommended a “withhold” vote for Mr. Hartley, apparently based on the determination that Mr. Hartley is an “affiliated outside director” because he participated in the founding of the Company over 20 years ago and served as an officer of a subsidiary of the Company in the 1990s.  It is the policy of certain proxy advisory firms that “affiliated outside directors” should not serve on the Company’s independent board committees.  The Company disagrees with these recommendations.  The Board of Directors has determined that Mr. Hartley is “independent” as defined in the listing standards of the NASDAQ Stock Market and the rules of the SEC.  The Company believes that Mr. Hartley provides significant value as a member of the Corporate Governance and Nominating Committee and is not biased in carrying out his responsibilities as a committee member as a result of his prior service to the Company.

In determining the independent directors, the Board considered the fact that, during part of the last fiscal year, Mr. Hartley's adult daughter was a non-executive, at-will employee of the Company whose compensation did not exceed the thresholds for disclosure under the SEC's related party disclosure rules. The Board determined that this employment relationship would not interfere with Mr. Hartley’s exercise of independent judgment in carrying out the responsibilities of a director of the Company. Ms. Hartley was selected to the Presidential Innovation Fellows program as a member of the MyUSA team and took a leave of absence from the Company beginning in June 2013.  Following the completion of this program, Ms. Hartley was selected to continue her work with the Federal government and resigned from the Company during the first quarter of 2014.

Stockholder Communications with Directors

A stockholder who would like to communicate directly with the Board, a committee of the Board or with an individual director, should send the communication to:

NIC Inc.
Board of Directors [or committee name or director’s name, as appropriate]
25501 West Valley Parkway, Suite 300
Olathe, Kansas 66061

Also, stockholders can contact the Board of Directors at board@egov.com.

NIC will forward all such stockholder correspondence to the Board, committee or individual director, as appropriate.  This process has been approved by the independent directors of NIC.

Board Leadership Structure

Harry H. Herington serves as the Company’s Chairman of the Board and Chief Executive Officer.  Art N. Burtscher serves as the Lead Independent Director.  The Board believes that combining the positions of Chairman of the Board and Chief Executive Officer and having a Lead Independent Director provides an efficient and effective leadership model for the Company, combining clarity on strategy and decision-making with effective independent oversight.  The Board believes that the combined role of Chairman of the Board and Chief Executive Officer promotes unified leadership and direction for the Company and provides a single leader to guide the Company in executing the Company’s business strategy.  The Board does not believe that the Board’s independence is compromised by having a single person serve as Chairman of the Board and Chief Executive Officer.  The Board believes that having a Lead Independent Director ensures that a strong, independent director leads the Board’s independent directors and is a single point of contact for the Chairman on most routine board items, especially between meetings.  The Board believes this structure avoids the management issues that often arise when the Chairman of the Board and Chief Executive Officer duties are separated.  Further, a Lead Independent Director helps facilitate dialogue between the Board and stockholders by specifically identifying an independent director available for consultation and communication.

Pursuant to the Company’s Bylaws, the Chairman of the Board is responsible for presiding over all meetings of the Board of Directors and performs such other duties and may exercise such other powers as from time to time may be assigned to him or her by the Bylaws or by the Board or which he believes are appropriate.  The Lead Independent Director’s powers, duties and responsibilities established by the Board include the following:  (a) calling and presiding at executive sessions of the Board at which only independent directors are permitted to be present, along with other persons invited to attend such sessions by the Lead Independent Director or a majority of the  independent directors; (b) as deemed appropriate by the Lead Independent Director, communicating with other independent directors in advance of each executive session to develop an agenda of issues for discussion in the executive session; (c) presiding at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the independent directors; (d) calling special meetings of the Board; (e) serving as liaison between the Chairman of the Board and the independent directors; (f) reviewing and/or supplementing materials sent to the Board that are initially prepared by or under the direction of the Chairman of the Board; (g) reviewing and/or supplementing meeting agendas for the Board that are initially prepared by the Chairman of the Board; (h) reviewing meeting schedules that are initially prepared by the Chairman of the Board in order to assure that there is sufficient time for discussion of all agenda items; (i) making recommendations to the Board regarding the structure of Board meetings; (j) recommending matters for consideration by the Board; (k) serving as an independent point of contact for stockholders wishing to communicate with the Board other than through the Chairman of the Board; (l) collaborating with the Chairman of the Board on recommending tasks to be assigned to the appropriate committees; (m) with the approval of the Corporate Governance and Nominating Committee, overseeing the annual evaluation of the Board and its committees; and (n) having the right to engage legal, financial and other advisers to represent the independent directors.

Risk Oversight

The Board has delegated to the Audit Committee, consisting solely of independent directors, the responsibility to oversee the assessment and management of the Company’s risks, including reviewing with management significant risk exposures potentially facing the Company and the policies and steps implemented by management to identify, assess, manage and monitor such exposures.  The Company’s Compensation Committee, consisting solely of independent directors, is responsible for overseeing the management of risks relating to the Company’s compensation plans and arrangements and reporting to the Audit Committee and the Board.  The Board is regularly informed through committee reports regarding the Company’s risks, and reviews and discusses such risks in overseeing the Company’s business strategy and operations.

Committees of the Board

As described below, there are three standing committees of the Board.  Each committee’s activities are governed by a charter that is available on the Company’s website at http://www.egov.com/Investors/CorporateGov, or by sending your request in writing to the Corporate Secretary, NIC Inc., 25501 West Valley Parkway, Suite 300, Olathe, Kansas 66061.

The table below shows the members of each Committee of the Board:

Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Art N. Burtscher, Chairman	Alexander C. Kemper, Chairman	William M. Lyons, Chairman
Karen S. Evans	Art N. Burtscher	Daniel J. Evans
Alexander C. Kemper	Daniel J. Evans	Karen S. Evans
William M. Lyons	C. Brad Henry	Ross C. Hartley
	Pete Wilson	C. Brad Henry
Pete Wilson

The Audit Committee

The Audit Committee oversees management’s responsibility for the integrity of the Company’s accounting and financial reporting and systems of internal controls.  The Committee also oversees the performance of the Company’s independent registered public accounting firm and the Company’s compliance with legal and regulatory requirements.  In addition, the Committee has the responsibility to oversee the assessment and management of the Company’s risks.  The Audit Committee met five times during 2013.  The report of the Audit Committee is included in this Proxy Statement starting on page 20.

The Board of Directors has determined that all of the members of the Audit Committee are independent as required by applicable laws and regulations, the listing standards of NASDAQ and NIC’s Principles and Best Practices.  The Board of Directors has determined that at least one member of the Committee, Mr. Burtscher, qualifies as an “audit committee financial expert.”

The Compensation Committee

The Compensation Committee is responsible for the establishment and oversight of the Company’s executive compensation program.  The Committee also has responsibility for general oversight of the Company’s compensation policies and practices for all employees, particularly with respect to how such policies relate to the achievement of Company business goals and the Company’s management of risk.  It is the responsibility of the Committee to review, recommend and approve changes to the Company’s compensation policies and benefits programs and to otherwise ensure that the Company’s compensation philosophy is consistent with the Company’s best interests and is properly implemented.  The Committee establishes the compensation levels of the Company’s Chief Executive Officer and the Company’s other executive officers, and reviews and makes recommendations to the Board regarding the level and form of the Company’s director compensation.  The Committee also administers the Company’s stock plans, including the 2006 Amended and Restated Stock Option and Incentive Plan and the 1999 Employee Stock Purchase Plan.  The Committee also administers the NIC Inc. Executive Incentive Plan.  Finally, the Committee performs other duties related to compensation that the Board from time to time may assign.  The Compensation Committee held five meetings in 2013.  The Board of Directors has determined that all of the members of the Committee are independent as required by applicable laws and regulations, the listing standards of NASDAQ and NIC’s Principles and Best Practices.

The Compensation Committee may delegate any of its responsibilities to sub-committees and may delegate day-to-day administration of incentive and employee benefit plans to appropriate Company personnel.  In addition, upon occasion, matters have been escalated from the Compensation Committee to the full Board of Directors for action.  The executive officers receive assignments from the Compensation Committee, for example, researching compensation levels for employees, executives or directors at companies in comparable industries or of comparable size in terms of number of employees, annual revenues or market capitalization.  The Compensation Committee also tasks the executive team with the first, and subsequent, drafts of the executive compensation plan each year and with drafting revisions based upon Committee guidance.

The Compensation Committee has reviewed, with management, the design and operation of the Company’s compensation arrangements, including the performance objectives and target levels used in connection with incentive awards, and has evaluated the relationship between the Company’s risk management and these arrangements.  The Compensation Committee believes that the Company’s compensation policies and practices do not encourage unnecessary or excessive risk taking and that any risks arising from the Company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.

The Committee has the authority to retain, approve fees for and terminate advisors, consultants and legal counsel as it deems necessary to assist in the fulfillment of its responsibilities.  Prior to engaging any such advisor, consultant or legal counsel, the Compensation Committee conducts an independence assessment of such advisor pursuant to applicable NASDAQ and SEC rules, but the Compensation Committee retains discretion to engage any such advisor, without regard to its independence, after considering the findings in such assessment.  The Compensation Committee also reviews and discusses with the appropriate officers of the Company any disclosures required under applicable SEC rules regarding conflicts of interest with respect to such advisors.

In December 2012, as further discussed below, the Compensation Committee, with the assistance of the executive team, engaged Semler Brossy Consulting Group, LLC (“SBCG”) to assess the Company’s management compensation structure, including executive compensation, for future periods and to perform peer review analysis among other public companies engaged in the information technology services industries with similar annual revenues, number of employees, market capitalization and other financial metrics.  SBCG undertook a similar analysis in December 2010 with respect to the compensation of the Company’s directors.  As required under applicable SEC rules, the Company reviewed the relationships among SBCG and the Company’s directors and executive officers in order to assess whether the work performed by SBCG raised any conflicts of interest.  The Company did not identify any such conflicts of interest in its inquiry of these parties as a part of this assessment.

The Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee met six times in 2013.  The Board of Directors has determined that all of the members of the Committee are independent as required by applicable laws and regulations, the listing standards of NASDAQ and NIC’s Principles and Best Practices.  The Committee focuses on two primary areas: corporate governance and nomination of directors.

The Committee provides oversight and guidance to the Board of Directors to ensure that the membership, structure, policies, and practices of the Board and its committees facilitate the effective exercise of the Board’s role in the governance of the Company.  The Committee reviews and evaluates the policies and practices with respect to the size, composition, independence and functioning of the Board and its committees and reflects those policies and practices in NIC’s Principles and Best Practices, which can be found on the Company’s website.  The Committee also oversees the Company’s stock ownership guidelines for non-employee directors and certain executive officers.

Nomination of Directors

The Corporate Governance and Nominating Committee evaluates the qualifications of candidates for election as directors.  In exploring potential candidates for directors, the Committee considers individuals recommended by members of the Committee, other directors, members of management, stockholders and self-nominated individuals.  In nominating candidates, the Committee takes into consideration such factors as it deems appropriate on a case-by-case basis.  A discussion of factors that the Committee may consider is included under “Election of Directors” in this Proxy Statement beginning on page 22.

The Committee will consider Board nominees recommended by stockholders who provide the recommendation in accordance with the procedures in the Bylaws for stockholder nominations of directors.  The Committee intends to apply the same standards in considering candidates submitted by stockholders and self-nominated individuals as it does in evaluating candidates submitted by members of the Board of Directors and members of management.

The Bylaws require that a stockholder who wishes to nominate an individual for election as a director at the Company’s 2015 Annual Meeting of Stockholders must give the Company advance written notice no earlier than 120 days and no later than 90 days prior to the anniversary date of this year’s Annual Meeting.  Accordingly, notice of any director nomination that a stockholder intends to present at the Company’s 2015 Annual Meeting must be received at the Company’s principal executive offices not earlier than January 6, 2015 and not later than February 5, 2015.  The Bylaws also require a stockholder who wishes to nominate an individual or him or herself for election as a director to provide certain specified information.  This specified information includes, among other things, certain information about the stockholder and certain information about the nominee, such as the nominee’s name, address, principal occupation, relationship with the nominating stockholder, a completed questionnaire and the nominee’s written consent to being named a nominee and to serve as a director if elected.

Stockholders may request a copy of the Bylaw requirements from:

Corporate Secretary
NIC Inc.
25501 West Valley Parkway, Suite 300
Olathe, Kansas 66061

Notice of any director nominations for this year’s Annual Meeting must have been received no earlier than January 7, 2014 and no later than February 6, 2014.  NIC did not receive any stockholder nominations of directors within this timeframe.

The Board has determined that a majority of the Board members are independent directors.  Each nominee for director is an existing director standing for re-election.

Involvement in Certain Legal Proceedings

In connection with a settlement with the SEC in 2011 resolving its investigation relating to the reimbursement and disclosure by the Company of expenses to Jeffery S. Fraser, the Company’s former Chairman of the Board and Chief Executive Officer, the Company and Harry H. Herington, Chairman of the Board and Chief Executive Officer, consented to a permanent injunction against future violations of certain provisions of the federal securities laws and SEC rules which are set forth in exhibits to the Current Report on Form 8-K filed by the Company with the SEC on January 12, 2011 describing the settlement.

Stephen M. Kovzan, NIC’s Chief Financial Officer, informed the Company that he was unable to reach a settlement with the SEC on terms that he felt were acceptable. The SEC filed a civil complaint against him in the U.S. District Court for the District of Kansas on January 12, 2011, alleging violations of certain provisions of the federal securities laws detailed in that complaint relating to the reporting and disclosure of expenses by Mr. Fraser. On December 2, 2013, a federal jury of seven persons in Kansas City, Kansas, cleared Mr. Kovzan of any liability in connection with all alleged violations brought by the SEC against him. The SEC’s right to appeal the outcome of the trial has expired and the civil action against Mr. Kovzan is concluded.

_________________

DIRECTOR COMPENSATION
_________________

The structure and approach of the Company’s director compensation program in 2013 remained unchanged from 2012.

The Company provides the following cash compensation to its directors:  (1) an annual cash retainer of $24,000, (2) an annual cash retainer premium paid for committee chairs of $10,000 for the Audit Committee and $5,000 each for the Corporate Governance and Nominating Committee and the Compensation Committee, (3) an annual cash retainer premium paid for committee members of $5,000 for the Audit Committee and $2,500 each for the Corporate Governance and Nominating Committee and the Compensation Committee, and (4) quarterly Board meeting attendance fees of $2,500.  New directors receive a prorated retainer for the portion of the year served on the Board until the next Annual Meeting of Stockholders.  From an equity compensation standpoint, the Company’s Board compensation program provides for an annual grant of service-based restricted stock (with equal annual vesting over four years) with a grant date fair value of $60,000.  The ratio of equity to cash compensation is approximately 60% to 40%, which is in line with SBCG’s recommendation of a preponderance of total value coming from equity compensation.

Upon first joining the Board, any new director will receive an award of restricted stock (with equal annual vesting over four years) with an equivalent fair market value of $25,000 on the date of the award.  Directors are entitled to cash dividends on shares of unvested restricted stock (including initial and annual share grants) in the same amount and at the same time as dividends are paid to other holders of the Company’s common stock.

Directors who are also executive officers of the Company do not receive compensation for service on the Board of Directors.  Therefore, Mr. Herington is not listed in the Director Compensation table below.

All directors are eligible to participate in the Company’s 2006 Amended and Restated Stock Option and Incentive Plan.  Non-employee directors are not eligible to participate in the Company’s Employee Stock Purchase Plan.  Directors are reimbursed for travel expenses and other out-of-pocket costs incurred in connection with their attendance at meetings.

In March 2011, the Company adopted a stock ownership policy applicable to non-employee directors and the Company’s Executive Leadership Team, as further discussed below under the Compensation Discussion and Analysis section beginning on page 36.

In December 2010, after three years of the Company operating under its previous director compensation program, the Compensation Committee engaged SBCG to update its assessment of director compensation.  SBCG determined that director compensation levels were generally well-aligned with an updated peer group of companies and with the broader market, and were generally approximate to the peer group median.  SBCG referenced director compensation data for the same 15 companies referenced for its then recent executive compensation study, as further discussed below under Compensation Discussion and Analysis, and also referenced broader market survey data.

The following table provides information on the compensation of non-employee directors in 2013.

Director Compensation in Fiscal 2013 (1)

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($)(2) (c)	All Other Compensation ($) (g)	Total ($) (h)
Art N. Burtscher (3)	46,500	60,000	4,140	110,640
Daniel J. Evans (4)	39,000	60,000	4,140	103,140
Karen S. Evans (5)	41,500	60,000	2,946	104,446
Ross C. Hartley (6)	36,500	60,000	4,140	100,640
C. Brad Henry (7)	39,000	60,000	2,946	101,946
Alexander C. Kemper (8)	44,000	60,000	4,140	108,140
William M. Lyons (9)	44,000	60,000	4,140	108,140
Pete Wilson (10)	36,500	60,000	4,140	100,640

(1)
The Option Awards, Non-Equity Incentive Plan Compensation and Change in Pension Value and Nonqualified Deferred Compensation Earnings columns have been omitted from the Director Compensation table because the Company does not provide director compensation in any of these categories.

(2)
Amounts reported in the Stock Awards column represent the aggregate grant date fair value of such awards, computed in accordance with FASB ASC Topic 718.  However, these amounts do not include an estimate of forfeitures related to time-based vesting conditions, and assume that the non-employee director will perform the requisite service to vest in the award.  For assumptions used in determining these values, refer to Note 10 of the Company’s financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the SEC.  The grant date fair value does not reflect dividends payable on unvested shares of restricted stock.  The value of dividends declared on unvested shares of restricted stock is reported in the All Other Compensation column and not in the Stock Awards column.

(3)	All Other Compensation for Mr. Burtscher consists of a cash dividend equivalent of $0.35 per share, declared by the Company in October 2013, on 11,828 unvested shares of restricted stock.

At December 31, 2013, Mr. Burtscher directly owned the following unvested restricted stock awards:

	(i)	1,979 unvested service-based restricted shares, which vest on May 4, 2014;

	(ii)	2,362 unvested service-based restricted shares, which vest in two equal annual installments beginning on May 3, 2014;

	(iii)	3,933 unvested service-based restricted shares, which vest in three equal annual installments beginning on May 1, 2014; and

	(iv)	3,554 unvested service-based restricted shares, which vest in four equal annual installments beginning on May 7, 2014.

(4)	All Other Compensation for Governor Evans consists of a cash dividend equivalent of $0.35 per share, declared by the Company in October 2013, on 11,828 unvested shares of restricted stock.

At December 31, 2013, Governor Evans directly owned the following unvested restricted stock awards:

	(i)	1,979 unvested service-based restricted shares, which vest on May 4, 2014;

	(ii)	2,362 unvested service-based restricted shares, which vest in two equal annual installments beginning on May 3, 2014;

	(iii)	3,933 unvested service-based restricted shares, which vest in three equal annual installments beginning on May 1, 2014; and

	(iv)	3,554 unvested service-based restricted shares, which vest in four equal annual installments beginning on May 7, 2014.

(5)	All Other Compensation for Ms. Evans consists of a cash dividend equivalent of $0.35 per share, declared by the Company in October 2013, on 8,417 unvested shares of restricted stock.

At December 31, 2013, Ms. Evans directly owned the following unvested restricted stock awards:

	(i)	930 unvested service-based restricted shares, which vest in two equal annual installments beginning on October 24, 2014;

	(ii)	3,933 unvested service-based restricted shares, which vest in three equal annual installments beginning on May 1, 2014; and

	(iii)	3,554 unvested service-based restricted shares, which vest in four equal annual installments beginning on May 7, 2014.

(6)	All Other Compensation for Mr. Hartley consists of a cash dividend equivalent of $0.35 per share, declared by the Company in October 2013, on 11,828 unvested shares of restricted stock.

At December 31, 2013, Mr. Hartley directly owned the following unvested restricted stock awards:

	(i)	1,979 unvested service-based restricted shares, which vest on May 4, 2014;

	(ii)	2,362 unvested service-based restricted shares, which vest in two equal annual installments beginning on May 3, 2014;

	(iii)	3,933 unvested service-based restricted shares, which vest in three equal annual installments beginning on May 1, 2014; and

	(iv)	3,554 unvested service-based restricted shares, which vest in four equal annual installments beginning on May 7, 2014.

(7)	All Other Compensation for Governor Henry consists of a cash dividend equivalent of $0.35 per share, declared by the Company in October 2013, on 8,417 unvested shares of restricted stock.

At December 31, 2013, Governor Henry directly owned the following unvested restricted stock awards:

	(i)	930 unvested service-based restricted shares, which vest in two equal annual installments beginning on October 24, 2014;

	(ii)	3,933 unvested service-based restricted shares, which vest in three equal annual installments beginning on May 1, 2014; and

	(iii)	3,554 unvested service-based restricted shares, which vest in four equal annual installments beginning on May 7, 2014.

(8)	All Other Compensation for Mr. Kemper consists of a cash dividend equivalent of $0.35 per share, declared by the Company in October 2013, on 11,828 unvested shares of restricted stock.

At December 31, 2013, Mr. Kemper directly owned the following unvested restricted stock awards:

	(i)	1,979 unvested service-based restricted shares, which vest on May 4, 2014;

	(ii)	2,362 unvested service-based restricted shares, which vest in two equal annual installments beginning on May 3, 2014;

	(iii)	3,933 unvested service-based restricted shares, which vest in three equal annual installments beginning on May 1, 2014; and

	(iv)	3,554 unvested service-based restricted shares, which vest in four equal annual installments beginning on May 7, 2014.

(9)	All Other Compensation for Mr. Lyons consists of a cash dividend equivalent of $0.35 per share, declared by the Company in October 2013, on 11,828 unvested shares of restricted stock.

At December 31, 2013, Mr. Lyons directly owned the following unvested restricted stock awards:

	(i)	1,979 unvested service-based restricted shares, which vest on May 4, 2014;

	(ii)	2,362 unvested service-based restricted shares, which vest in two equal annual installments beginning on May 3, 2014;

	(iii)	3,933 unvested service-based restricted shares, which vest in three equal annual installments beginning on May 1, 2014; and

	(iv)	3,554 unvested service-based restricted shares, which vest in four equal annual installments beginning on May 7, 2014.

(10)	All Other Compensation for Governor Wilson consists of a cash dividend equivalent of $0.35 per share, declared by the Company in October 2013, on 11,828 unvested shares of restricted stock.

At December 31, 2013, Governor Wilson directly owned the following unvested restricted stock awards:

	(i)	1,979 unvested service-based restricted shares, which vest on May 4, 2014;

	(ii)	2,362 unvested service-based restricted shares, which vest in two equal annual installments beginning on May 3, 2014;

	(iii)	3,933 unvested service-based restricted shares, which vest in three equal annual installments beginning on May 1, 2014; and

	(iv)	3,554 unvested service-based restricted shares, which vest in four equal annual installments beginning on May 7, 2014.

The Board determined the terms and conditions of any such equity awards, including those that apply upon the termination of a non-employee director's service as a Board member.

_________________

REPORT OF THE AUDIT COMMITTEE
_________________

In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of the Company for the year ended December 31, 2013 and the effectiveness of the Company’s internal control over financial reporting as of December 31, 2013.

In addition, the Audit Committee has received from and discussed with management and the independent registered public accounting firm various communications that the independent registered public accounting firm is required to provide to the Audit Committee, including the matters required by the Public Company Accounting Oversight Board, or PCAOB, AU Section 380 (Communication with Audit Committees), as modified or supplemented.  Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

The members of the Audit Committee are not full-time employees of the Company and are not performing the functions of auditors or accountants.  As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards.  Members of the Audit Committee necessarily rely on the information provided to them by management, internal audit and the independent registered public accounting firm.

Based upon the reports and discussions described in this report, in reliance on management, internal audit and the independent registered public accounting firm, and subject to the limitations of our role, the Audit Committee recommended to the Board, and the Board has approved, the inclusion of the audited financial statements referred to above in the Company’s Annual Report on Form 10-K.

Respectfully submitted,

The Audit Committee
Art N. Burtscher (Chairman)
Karen S. Evans
Alexander C. Kemper
William M. Lyons

Employee Complaint Procedures for Accounting and Auditing Matters

The Board has adopted a Hotline Reporting Policy (which contains employee complaint procedures for accounting and auditing matters) for all employees, which can be found on the Company’s website.  This document contains procedures for the Audit Committee to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters, as part of a Company-wide effort to allow for the confidential and anonymous submission by employees, contractors, and others of concerns regarding questionable accounting or auditing matters in the same manner as other employee complaints, including “whistle blower” complaints, which the Company terms “hotline reporting complaints or concerns.”  In May 2013, the Board amended the Hotline Reporting Policy to make clarifying changes to further encourage employees to report any complaints or concerns regarding fraud, corruption, policy violations, or illegal activities.  The Company has retained the services of NAVEX Global Inc. (formerly Ethicspoint.com) to provide an anonymous hotline reporting service independent of the Company.  This service also allows anonymous communication with the person expressing a concern, if the person permits it.  The website address and telephone number for submitting concerns or complaints are egov.ethicspoint.com and (855) 290-3374.  Concerns or complaints can also be mailed to:

NAVEX Global Inc.
6000 Meadows Road, Suite 200
Lake Oswego, OR 97035

_________________

ELECTION OF DIRECTORS (ITEM 1 ON PROXY CARD)
_________________

The Board of Directors currently consists of nine directors.  Each of the nominees listed below is an incumbent director whose nomination to serve for a one-year term was recommended by the Corporate Governance and Nominating Committee and approved by the Board of Directors.  The nine nominees receiving the most votes will be elected.  Abstentions and broker non-votes have no effect on the election.  Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

Each nominee has consented to stand for election and the Board does not anticipate that any nominee will be unavailable to serve.  However, if any nominee becomes unavailable to serve at the time of the Annual Meeting, the Board of Directors may provide for a lesser number of directors or designate substitute nominees.  If substitute nominees are designated, the persons named in the enclosed proxy will vote proxies for the remaining nominees and any substitute nominees, unless otherwise instructed by a stockholder.

If you wish to vote for or withhold your vote from all nominees, please mark the corresponding box on your proxy card.  If you do not wish your shares to be voted for a particular nominee, you should note that nominee’s name in the exception space provided on the proxy card.  The following biographies provide information about each nominee’s principal occupation and business experience, age, and other directorships, as well as current NIC Board committee memberships.

The Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, recommends a vote FOR each of the nominees.

Name	Age	Position
Harry H. Herington	54	Chairman of the Board and Chief Executive Officer
Art N. Burtscher	63	Lead Independent Director
Daniel J. Evans	88	Director
Karen S. Evans	54	Director
Ross C. Hartley	66	Director
C. Brad Henry	50	Director
Alexander C. Kemper	48	Director
William M. Lyons	58	Director
Pete Wilson	80	Director

The following is a brief description of the business experience of each nominee for director and a brief discussion of the specific experience, qualifications, attributes or skills that led to the conclusion that the nominee should serve as a director for the Company, in light of the Company’s business and structure.  In nominating candidates, the Committee takes into consideration such factors as it deems appropriate on a case-by-case basis, which may include experience, knowledge, skills, expertise, integrity, diversity of background and perspective, ability to make independent analytical inquiries, understanding of the Company’s business environment, the interplay of the candidate’s experience with that of the other Board members and willingness to devote adequate time and effort to Board responsibilities. While the Company does not have a formal diversity policy, the Company believes that the Board’s deliberative process benefits from a reasonable diversity of backgrounds and perspectives. In reviewing the re-nomination of incumbent directors, the Committee also considers their participation at meetings, their understanding of NIC’s business and the environment within which the Company operates, their attendance, and their independence and relationships, if any, with the Company.

Harry H. Herington became the Company’s Chief Executive Officer in February 2008 and became the Chairman of the Board in May 2008.  He was elected to the Board of Directors in October 2006.  Mr. Herington served as President from May 2006 until February 2008 and as Chief Operating Officer from May 2002 until October 2006.  In addition, he served as the Company’s Executive Vice President-Portal Operations from January 1999 through April 2002. He served as one of the Company’s directors from May 1998 to February 1999.  He has also served as President of NICUSA, Inc., a wholly owned subsidiary of the Company, since 1998 and currently serves as a manager and officer of various subsidiaries of NICUSA, Inc. Mr. Herington has held numerous positions of authority and responsibility with the Company since 1995 as well as several positions of authority with other business and government organizations, which enables him to provide valuable leadership and insight into the Company’s strategic direction. By reason of his early involvement and efforts, Mr. Herington is considered a founder of NIC as it became a national company.  Mr. Herington is also involved in numerous civic and non-profit activities.  Mr. Herington holds a B.S. degree from Wichita State University in Kansas and a J.D. degree from the University of Kansas School of Law.

Art N. Burtscher has served as one of the Company’s directors since 2004, and was elected Lead Independent Director in February 2008.  He chairs the Audit Committee.  Mr. Burtscher currently serves as President-Western Region of Westwood Trust, a wholly-owned subsidiary of Westwood Holdings Group, LLC and a provider of trust services and a sponsor of common trust funds.  He served as Senior Vice President of Westwood Trust from 2010 through 2012.  Mr. Burtscher served as Chairman of McCarthy Group Advisors, L.L.C., an Omaha-based investment advisory firm, from 2004 to 2010. From 2000 to 2004, he was President of McCarthy Group Asset Management.  He has more than 30 years of financial services experience, including 13 years as President of Great Western Bank, N.A.  Mr. Burtscher currently serves on the boards of directors of American National Bank, Jet Linx, LLC, Novation Companies, Inc. (formerly NovaStar Financial), the Silverstone Group and Westwood Trust.  Mr. Burtscher’s extensive experience in the financial services industry enables him to provide valuable contributions to the Board regarding financial, business and investment matters and to serve as the audit committee financial expert. He graduated from Fort Hays State University in Kansas with a B.S. in Business Administration and is a graduate of the School of Mortgage Banking.

Daniel J. Evans has served as one of the Company’s directors since 1998.  Governor Evans is the chairman of and has served as a consultant for Daniel J. Evans Associates Consulting, a consulting company in the State of Washington, since May 1989.  Governor Evans currently serves as a director of Costco Wholesale Corporation (NASDAQ: COST) and Archimedes Technology Group.  Mr. Evans has extensive service as a director, having served on more than 14 boards of directors and served on the audit committees of many of those boards. He also served as a U.S. Senator for the State of Washington from September 1983 to January 1989 and as the Governor of the State of Washington from January 1965 to January 1977.  The Board relies upon Governor Evans’s extensive experience in state government and industry in guiding the Company’s business strategy. Governor Evans holds a B.S. and an M.S. in civil engineering from the University of Washington.  Governor Evans is not related to Karen S. Evans, a nominee for director.

Karen S. Evans has served as one of the Company’s directors since October 2011.  Ms. Evans is currently the National Director of U.S. Cyber Challenge, a nationwide talent search and skills development program focused on the cyber workforce, as well as an independent consultant, providing guidance in the areas of leadership, management, and the strategic use of information technology.  Ms. Evans previously served as the de facto Chief Information Officer for the United States federal government as the Administrator of the Office of Electronic Government and Information Technology (IT) at the United States Office of Management and Budget, as well as the Chief Information Officer for the United States Department of Energy and the Director of the Information Resources Management Division, Office of Justice Programs in the United States Department of Justice. Her responsibilities additionally involved information security, privacy and access to, dissemination of and preservation of government information.  The Board relies upon Ms. Evans’s extensive experience in federal government and information technology in guiding the Company’s business strategy.  Ms. Evans holds a bachelor’s degree in chemistry and a Master’s degree in business administration from West Virginia University.  Karen S. Evans is not related to Governor Evans, a nominee for director.

Ross C. Hartley, one of the Company’s founders, served as a director when the original companies were formed beginning in 1991 that were later combined to form NIC Inc.  He became one of NIC Inc.’s directors upon its formation in 1998. Mr. Hartley also served as President of The Hartley Insurance Group, a group of independent insurance agencies in Kansas, from 1974 to 2000. Mr. Hartley retired from all active work in 2000 and since that time has managed his own investments.  He also serves as a director of Empire District Electric Company, a public utility located in Joplin, Missouri.  Mr. Hartley’s extensive experience with the Company since its founding and extensive business experience enables him to provide valuable guidance to the Board in overseeing the Company’s business. Mr. Hartley holds a B.S. in mathematics from Baker University in Baldwin City, Kansas and a J.D. degree from the University of Kansas School of Law.

C. Brad Henry has served as one of the Company’s directors since October 2011.  Governor Henry is currently of counsel to the law firm of Lester, Loving and Davies in Edmond, Oklahoma and a founding member of Henry-Adams Companies, LLC, a general consulting firm. In 2010, Governor Henry was appointed by President Barack Obama to the six-member Council of Governors, which works closely with the Secretary of Defense, the Secretary of Homeland Security, and other defense and national security advisors on the synchronization and integration of state and federal military services.  He served as governor of the State of Oklahoma for two consecutive terms ending in 2011, the maximum allowed under Oklahoma law. Prior to his election as governor, he practiced law and served 10 years in the Oklahoma State Senate, chairing the Senate Judiciary Committee and serving as vice-chair of the Senate Economic Development Committee.  The Board relies upon Governor Henry’s extensive experience in state government and industry in guiding the Company’s business strategy.  Governor Henry holds a bachelor’s degree in economics from the University of Oklahoma and a J.D. degree from the University of Oklahoma School of Law.

Alexander C. Kemper has served as one of the Company’s directors since 2007.  He chairs the Compensation Committee.  Mr. Kemper is the chairman of the board of The Collectors Fund, a private equity fund focused on alternative asset classes, and serves as chairman and chief executive officer of C2FO (formerly Pollenware), a leading provider of payment optimization technology and early cash flow delivery for corporations.  He founded Perfect Commerce Inc., an application service provider for Internet sourcing and procurement tools and related professional services, and served as chairman and chief executive officer from 2000 to 2006.  Under his leadership, Perfect Commerce created the Open Supplier NetworkTM (OSNTM) and became the largest and fastest growing provider of on-demand supplier relationship management (SRM) technology in the United States.  Before founding Perfect Commerce, Mr. Kemper was the chairman of the board and CEO of UMB Bank, N.A. and CEO of UMB Financial Corp., a NASDAQ-traded financial services company with assets of more than $10 billion. He is an active angel and venture investor and currently serves on several corporate boards, including UMB Financial Corp. (NASDAQ: UMBF), UMB Bank, AXA Art, USA (NYSE: AXA), Sipvine, SCD Probiotics and BATS Exchange, the third largest stock exchange in the world. Mr. Kemper has extensive experience in finance, banking, investment, management and board service, as well as extensive experience with technology companies, which enables him to provide valuable guidance to his fellow directors on such matters. Mr. Kemper holds a B.A. degree from Northwestern University.

William M. Lyons has served as one of the Company’s directors since 2009. He chairs the Corporate Governance and Nominating Committee.  Mr. Lyons was president and chief executive officer of American Century Companies, Inc., a Kansas City-based investment manager, until his retirement in March 2007. Mr. Lyons joined American Century in 1987 as assistant general counsel and during his tenure also served as its general counsel, executive vice president, and chief operating officer. Mr. Lyons was named president in 1997 and chief executive officer in 2000, in which capacity he served until March 2007. Mr. Lyons also served as a director of American Century Companies, Inc. and numerous investment companies affiliated with American Century Companies, Inc. While at American Century, Mr. Lyons also was a senior executive of several operating subsidiaries, including American Century Investment Management, Inc., American Century Investment Services, Inc., and American Century Services Corp. He is currently a member of the board of directors of Morningstar, Inc. (NASDAQ: MORN) and The NASDAQ Stock Market, NASDAQ OMX BX and NASDAQ OMX PHLX (all wholly owned subsidiaries of The NASDAQ OMX Group (NASDAQ: NDAQ)) and other civic and not-for-profit entities. Mr. Lyons’s leadership of American Centuries Companies, Inc. through a period of substantial growth enables him to provide valuable guidance to the Board on business strategy and financial matters. Mr. Lyons holds a bachelor’s degree in history from Yale University and a J.D. degree from Northwestern University School of Law.

Pete Wilson has served as one of the Company’s directors since 1999. Governor Wilson served as Governor of the State of California from 1991 until 1999.  Prior to serving as Governor of California, Governor Wilson served in the U.S. Senate for eight years, representing the State of California from 1983 to 1991, and served as the mayor of San Diego, California from 1971 to 1983.  Governor Wilson is a principal at Bingham Consulting Group, a business consulting firm.  Governor Wilson is also a director of The Irvine Company, and U.S. TelePacific Corp, and is a director and founder of the California Mentoring Foundation. He is a member of the California State Chamber of Commerce Board of Directors, and a member and Founding Chair of the Southern California Leadership Council.  Governor Wilson is a Distinguished Visiting Fellow of the Hoover Institution at Stanford University, and serves as a Trustee of the Ronald Reagan Presidential Foundation, the Richard Nixon Foundation, and the Criminal Justice Legal Foundation. He is past Chair (current Capital Campaign Chair) of the National World War II Museum.  Governor Wilson is also a former member of the Defense Policy Board (advisory to the Secretary of Defense) and the President’s Foreign Intelligence Advisory Board and formerly served on the Thomas Weisel Partners board of advisors.  The Board draws upon Governor Wilson’s extensive experience inside and outside government in overseeing the Company’s business strategy and developing relationships with government partners.  He received his undergraduate degree from Yale University and his law degree from Boalt Hall (University of California at Berkeley).  After graduating from Yale, Governor Wilson spent three years in the Marine Corps as an infantry officer.

The Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, recommends a vote FOR the election of Messrs. Herington, Burtscher, Evans, Hartley, Henry, Kemper, Lyons and Wilson and Ms. Evans.

_________________

2014 AMENDED AND RESTATED STOCK COMPENSATION PLAN

(An amendment and restatement of the
2006 Amended and Restated Stock Option and Incentive Plan)
(ITEM 2 ON PROXY CARD)
_________________

OVERVIEW

                We believe that equity compensation aligns the interests of management and employees with the interests of other stockholders. Our Board has adopted, subject to the approval of our stockholders, an amendment and restatement of the  2006 Amended and Restated Stock Option and Incentive Plan, as amended May 5, 2009 (the “2006 Plan”), to be known as the 2014 Amended and Restated Stock Compensation Plan (the “Plan”), which is summarized below. A copy of the Plan, as proposed to be amended and restated, is attached as Appendix A to the proxy statement filed with the SEC. The following description of the material features of the Plan is qualified in its entirety by reference to the provisions of the Plan.

Summary of the Proposed Amendments

                We are asking stockholders to approve an amendment and restatement of our 2006 Plan which restatement, if approved, will result in the following material amendments:

●
Increase in Number of Shares Available for Issuance.  The number of shares of Common Stock that are available for issuance under the Plan will increase by 1,538,469 shares to five million (5,000,000) shares of Common Stock available for issuance of new Awards as of March 7, 2014. If the five million shares available for issuance of new Awards is added to all shares presently subject to outstanding Awards on the Effective Date, the total is 15,825,223, which is defined in the amended and restated plan as the Maximum Share Limit (the “Maximum Share Limit”). We believe that increasing the number of shares available for issuance under the Plan is advisable to ensure that a sufficient reserve of shares is available for future Awards under the Plan.

●
Amendment to the Term of the Plan.  A new 10-year 2014 Plan term will begin upon stockholder approval of the amendment and restatement of the Plan. With respect to the ability of the Company to make grants of incentive stock options, such ability under the amended and restated Plan will be limited to ten (10) years from date of stockholder approval. With respect to awards other than incentive stock options (“ISOs”), the Company’s ability to make such awards will extend beyond the tenth (10th) anniversary of stockholder approval of the amendment and restatement of the Plan. If the amendment and restatement is not approved by stockholders, the 2006 Plan will terminate on December 31, 2015, unless it is sooner terminated by the Board.

●
Amendment to Substitute Award Provisions. Awards granted under the Plan to substitute for stock or stock-based awards held by current and former service providers of another entity who become service providers of ours in connection with mergers or similar corporate events or transactions, will not count against the Plan’s share limitations.

In approving an increase in the shares available for issuance under the Plan, the Board considered that 3,461,531 shares are currently available for issuance under the Plan with respect to currently outstanding and future awards, representing approximately 5% of the number of shares of the Company’s common stock outstanding as of March 7, 2014. The proposed increase in shares available represents approximately 2% of the number of shares of the Company’s common stock outstanding as of March 7, 2014. The Board took into account generally the past issuances of shares under the Plan and the proposed extension of the expiration date of the Plan in approving the proposed increase in shares. The Board did not rely upon specific projections of future share issuances under the Plan or specific data regarding the Plan’s historical burn rate, or upon the advice of any compensation consultant, in making the determination to propose an increase in the shares that may be issued under the Plan.  The closing price of our Common Stock on March 7, 2014, as reported by Nasdaq, was $20.76 per share.

SUMMARY OF THE PLAN

Purpose

                The purpose of the Plan is to provide a means by which employees, officers and directors of NIC, and any company affiliated with NIC, and any consultant to NIC or any of its affiliated companies may be given an opportunity to benefit from participation in the ownership of Common Stock through the granting of stock options and restricted stock awards.  Substantially all of the Company’s employees are eligible to participate in the Plan. The Company, by means of the Plan, seeks to retain the services of persons who are now employees or directors of or consultants to the Company, to secure and retain the services of new employees, directors and consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

Administration

                The Plan provides that it is to be administered by the Board of Directors.  The Board has the power, subject to the provisions of the Plan, to determine when and to whom each stock option and restricted stock award will be granted, the terms of each stock option and award, which need not be identical, including the number of shares underlying an option or an award and the vesting schedule of the option or award.

                The Board has the power to delegate administration of the Plan to a committee composed solely of outside directors.  The Board may also delegate to a committee that includes directors other than outside directors the authority to grant options or restricted stock awards to persons who are not officers or directors of NIC, or persons who are not or not expected to be subject to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  The Board is also authorized to delegate to an officer of the Company the authority to grant options or restricted stock awards to persons who are not officers or directors of NIC, or persons who are not or not expected to be subject to Internal Revenue Code Section 162(m), provided that each option granted has an option exercise price not less than the fair market value of our Common Stock on the grant date and is evidenced by an option agreement approved by the Board.

                The Plan is currently administered by the Compensation Committee.

Stock Subject to Plan

                If any award expires or otherwise terminates, in whole or in part, without having been exercised in full, the shares underlying such award revert to and are again available for issuance under the Plan.  The number of shares available under the Plan are subject to appropriate adjustment in the event of merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or other corporate transactions as our Board or the committee administering the Plan determines to require an equitable adjustment.  If any such event occurs, the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan, and the outstanding options and awards will be appropriately adjusted in the class(es), number of shares and price per share of stock subject to such outstanding options and awards.

  Additionally, if the proposed amendment and restatement is approved, shares underlying substitute awards issued in connection with a merger or similar corporate transaction consummated with a third-party shall not be subject to the Plan’s share limitations.

Eligibility

                Incentive stock options may be granted under the Plan only to employees, including executive officers.  Incentive stock options must also satisfy certain conditions and limitations established under the Code.  Non-qualified stock options and restricted stock awards may be granted to employees, executive officers, directors and consultants.  As of December 31, 2013,the number of non-employee directors of the Company eligible to receive awards under the Plan was eight, the number of executive officers of the Company eligible to receive awards under the Plan was four, and the number of employees (other than executive officers) of the Company eligible to receive awards under the Plan was 140.  Because all members of our Board and each of our executive officers are eligible for awards under the Plan, each such person has a personal interest in the approval of the Plan.

                Subject to automatic adjustment in the event of certain corporation transactions which change our capitalization (e.g., stock split) as discussed above, no person may be granted awards covering more than 200,000 shares of Common Stock per calendar year. The purpose of this limitation is generally to permit NIC to be able to deduct for tax purposes the compensation attributable to the awards granted under the Plan, subject to the other requirements for deductibility under the Code.

Terms of Options

                The following is a description of the permissible terms of stock options under the Plan.  Individual option grants may be more restrictive as to any or all of the permissible terms described below. As of December 31, 2013, the Company has no outstanding stock options and the Company has not granted stock options under the Plan since 2005.

Exercise Price/Payment

                Under the Plan, the exercise price for each stock option shall be the price determined by the Board but in no event may be less than 100% of the fair market value of Common Stock on the date of the option grant, except for certain grants pursuant to an assumption or substitution for another option in a manner satisfying the applicable provisions of the Code.  The exercise price of options granted under the Plan must be paid either: (1) in cash at the time the option is exercised; or (2) as set forth in form of option agreement approved by the Board: (i) by delivery of other shares of Common Stock; (ii) by written direction to an authorized broker to sell the shares of Common Stock purchased upon exercise of the option, and payment of the appropriate portion of the proceeds thereof to the Company; (iii) pursuant to a deferred payment or other arrangement with the optionee; or (iv) any combination of the above.

Exercise/Vesting

                Options granted under the Plan may be (but are not required to be) allotted in installments that become exercisable in cumulative increments (“vest”) as determined by the Board.  To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned and unencumbered Common Stock, or by a combination of these means.

Term

                The Plan provides that, except as otherwise provided in the applicable option agreement, an option will terminate on the earlier of the date that is three months after the termination of the optionee’s relationship with NIC as an employee, director or consultant (except upon death or disability), as applicable, or the original expiration date of the option.  Special rules apply in the case of such a termination due to death or disability.  In all events, an incentive stock option will terminate if still outstanding on the 10-year anniversary of the date of grant.

Restrictions on Transfer

                Except as otherwise provided in the applicable stock option agreement or the Plan, no stock option may be transferred by the optionee other than by will or the laws of descent or distribution.

Acceleration of Exercisability and Vesting

                The Board has the power to accelerate the time at which a stock option may first be exercised.

Terms of Restricted Stock Awards

                A restricted stock award is an award of shares of Common Stock that is subject to certain restrictions and a substantial risk of forfeiture.  Restricted stock granted under the Plan is subject to such restrictions on transferability and other restrictions as the Board may impose.  The Board may also impose other restrictions, including limitations on the right to vote or the right to receive dividends.

                All awards of restricted stock will be subject to a “substantial risk of forfeiture” as defined by Section 409A-1(d) of the Code.  Unless otherwise determined or waived by the Board, upon termination of employment during the applicable restriction period, restricted stock that is at that time subject to restrictions shall be forfeited. At its discretion, NIC may retain physical possession of the certificate evidencing the restricted stock award until all restrictions have lapsed.

Duration, Amendment and Termination

                The proposed Plan is an amendment and restatement of our 2006 Amended and Restated Stock Option and Incentive Plan, as amended May 5, 2009, and will remain in effect, subject to the right of our Board to terminate the Plan (subject to certain limitations set forth in the Plan), until all shares subject to it have been purchased or acquired according to the Plan’s provisions. If the amendment and restatement is not approved by stockholders, the Plan will terminate on December 31, 2015, unless it is sooner terminated by the Board. Any awards granted before the Plan is terminated may extend beyond the expiration date. Under the proposed amendment and restatement, no ISOs will be issued under the Plan after May 6, 2024.

The Board may amend the Plan at any time or from time to time; however, no amendment shall be effective unless approved by the stockholders of NIC within 12 months before or after the adoption of the amendment, where the amendment will (1) increase the number of shares reserved for awards under the plan; or (2) modify certain requirements as to eligibility for participation in the Plan or modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code.

                The Board may amend the terms of any stock option or restricted stock award without approval of the Company’s stockholders, subject to the restrictions on option repricing discussed below.

Restrictions on Repricing

                Under the Plan, the Board of Directors or the committee administering the Plan may not affect the repricing of any outstanding options, including a repricing by the cancellation of any outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different amount of shares of stock, except in the case of an option granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

New Plan Benefits

                The Board of Directors has not made any grants of awards under the Plan that are conditioned upon stockholder approval of the proposed amendment and restatement of the Plan.  It is not possible to predict the benefits or amounts that will be received by or allocated to particular individuals or groups of individuals if the amendment and restatement of the Plan is approved.  In addition, the Company has not granted stock options under the Plan since 2005, no stock options have been outstanding since 2010, and the Company does not currently anticipate granting stock options under the Plan in the future.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

                The Federal income tax discussion set forth below is a general description of the federal income tax consequences relating to awards under the Plan, in the normal operation thereof, based on existing federal income tax laws and regulations.  The description is not intended as a complete summary of such laws or as a legal interpretation, and does not describe state, local or foreign income or other tax consequences. Holders of awards under the Plan should consult their own tax advisers regarding the tax consequences applicable to awards under the Plan.

Incentive Stock Options

                Incentive stock options granted under the Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code.

                Generally, there are no federal income tax consequences to the optionee or NIC by reason of the grant or exercise of an incentive stock option.  However, the exercise of an incentive stock option may cause an optionee to be subject to, or result in an increase in, liability for alternative minimum tax because the excess of the fair market value of the stock received on exercise over the amount paid for the stock must be recognized as an alternative minimum tax adjustment.

If an optionee holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted, and more than one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be capital gain or loss.  Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of: (1) the excess of the stock’s fair market value on the date of exercise over the exercise price; or (2) the optionee’s actual gain, if any, on the purchase and sale.  The optionee’s additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term if the optionee has held the stock more than 12 months. Otherwise the capital gain or loss will be short-term.  To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company generally will be entitled, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and certain other requirements, to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Non-Qualified Stock Options

                Non-qualified stock options granted under the Plan generally have the following federal income tax consequences.  Generally, there are no tax consequences to the participant by reason of the grant of such a stock option.  Upon exercise of the stock option, the recipient normally will recognize taxable ordinary income equal to the excess of the stock’s fair market value over the exercise price, if any. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse, unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold income and employment taxes based on the ordinary income recognized.  Generally, the Company will be entitled, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and certain other requirements, to a business expense deduction equal to the taxable ordinary income realized by the participant.  Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, plus any amount recognized as ordinary income upon acquisition, or vesting, of the stock.  Such capital gain or loss will be long-term or short-term, depending on whether the stock was held for more than one year.

Deductibility of Executive Compensation

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to stock options under the Plan, when combined with all other types of compensation received by a covered employee from NIC, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with United States Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options will qualify as performance-based compensation, provided that: (1) the stock option plan contains a per-employee limitation on the number of shares for which stock options may be granted during a specified period; (2) the per-employee limitation is approved by the stockholders; (3) the award is granted by a compensation committee comprised solely of two or more “outside directors”; and (4) the exercise price of the option is not less than the fair market value of the stock on the date of grant.

The Plan is intended to permit option grants to a covered employee that qualify as performance-based compensation exempt from the $1 million deduction limitation. Because of the uncertainties associated with the application and interpretation of Section 162(m) and the regulations issued thereunder, there can be no assurance that compensation intended to satisfy the requirements for deductibility under Section 162(m) will in fact be deductible.

Restricted Stock Awards

                Under Section 83(a) of the Code, shares of stock granted to a person in connection with the person’s performance of services to the issuer but subject to a “substantial risk of forfeiture” are not subject to income taxation until the risk of forfeiture lapses.  Under the regulations promulgated by the Department of the Treasury under Section 83(a), stock is subject to a “substantial risk of forfeiture” if a recipient’s continued rights in the shares are conditioned on the future performance of substantial services to the issuer or the completion of any other condition related to the purpose for the initial grant of shares, and if there is a substantial possibility that the conditions will not be satisfied.  The shares of restricted stock will generally be subject to a “substantial risk of forfeiture” while they are unvested.

Ordinarily, a recipient of unvested restricted stock will not pay income tax on the value of the shares until the shares become vested.  The recipient will then have a basis in the shares equal to the value of the shares on the day they vest and are taxed.  When the recipient subsequently sells the shares, any gain or loss will be treated as a capital gain or loss.

                Any person who receives unvested shares of stock in connection with services performed for the issuer may make an irrevocable election under Section 83(b) of the Code to be taxed on the value of the shares in the year in which the shares are received rather than when the shares vest.  Awards under the Plan are intended to qualify for Section 83(b) treatment.  A participant under the Plan must make and file with the Internal Revenue Service a written election to be taxed at the time of the award within 30 days of the date of the award, and will pay ordinary income tax on the value of the shares when they are received. A participant who makes this “83(b) election” will take a basis in the stock equal to the value of the award shares when they are issued.  If the award shares vest and the participant sells the shares, any gain or loss on the transaction will be a capital gain or loss.  If shares in respect of which such an election was made are later forfeited, such forfeiture shall be treated as a sale or exchange of the shares, and the grantee will recognize capital gain or loss in the year of such forfeiture equal to the difference between any amount realized on the disposition and the amount previously recognized as ordinary income in connection with the election, provided that the shares are a capital asset in the hands of the grantee.

                When the value of the vested shares (or unvested shares for which a Section 83(b) election is made) is taxed, the shares will be treated as salary if the recipient is an employee of NIC and otherwise will be treated as shares received in exchange for services.  With respect to employees, the Company is generally required to withhold income and employment taxes at the time the restricted stock award shares are taxed.

Other Tax Consequences

                State tax consequences may in some cases differ from those described above.  Awards under the Plan may in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

Equity Compensation Plan Information

The following table provides information regarding securities to be issued upon the exercise of outstanding options, warrants and rights and securities available for issuance under the Company’s equity compensation plans as of December 31, 2013:

	A	B	C

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights outstanding as of December 31, 2013	Weighted average exercise price of outstanding options, warrants and rights shown in Column A	Number of securities available for future issuance as of December 31, 2013
Equity compensation plans approved by stockholders:
Restricted stock awards	-	$-	3,746,926	(See Note (1)
Employee stock purchase plan	See Note (2)	See Note (2)	1,446,136

Equity compensation plans not approved by stockholders	-	-	-
Total	-	-	5,193,062

(1)	The amount shown excludes 1,043,816 shares subject to outstanding unvested restricted stock awards.

(2)
March 31, 2013 was the purchase date of common stock for the most recently completed offering period under the Company’s employee stock purchase plan. Therefore, as of such date, no purchase rights were outstanding. The purchase price for the offering period ended March 31, 2013, was $10.33 per share, and the total number of shares purchased was 87,578.

Required Vote and Board Recommendations

Approval of the amendments to the Plan require the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

                The Board of Directors recommends a vote FOR the proposed approval of the 2014 Amended and Restated Stock Compensation Plan (an amendment and restatement of the 2006 Amended and Restated Stock Option and Incentive Plan).

_________________

EXECUTIVE COMPENSATION
_________________

REPORT OF THE COMPENSATION COMMITTEE
_________________

The Committee has reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) portion of this Proxy Statement with management.  Based on the Committee’s review and discussions, the Committee has recommended to the Board of Directors that the CD&A be included in this Proxy Statement and the Company’s Annual Report on Form 10-K.

Respectfully submitted,

The Compensation Committee
Alexander C. Kemper (Chairman)
Art N. Burtscher
Daniel J. Evans
C. Brad Henry
Pete Wilson

_________________

COMPENSATION DISCUSSION AND ANALYSIS
_________________

Philosophy and Objectives of the Executive Compensation Program

For the fiscal year ended December 31, 2013, our named executive officers (“named executive officers” or “NEOs”) as defined by SEC regulations for compensation disclosure purposes included our four Executive Leadership Team members and one member of our Senior Management Steering Group as follows:

Name	Title
Harry H. Herington	Chairman of the Board and Chief Executive Officer
Stephen M. Kovzan	Chief Financial Officer
William F. Bradley, Jr.	Executive Vice President, Chief Administrative Officer, General Counsel, and Secretary
Robert W. Knapp, Jr.	Chief Operating Officer
Ron E. Thornburgh	Senior Vice President of Business Development

Mr. Herington, in his role as Chief Executive Officer, has formally designated an Executive Leadership Team, comprised of the Company’s most experienced senior executives having the most knowledge about the Company and its operations.  The Executive Leadership Team provides advice and counsel to Mr. Herington on a regular basis and assists in formulating strategy and tactics for furthering the Company’s business.  Executive Leadership Team members are Messrs. Herington, Kovzan, Bradley and Knapp.

Mr. Herington also formally designated a Senior Management Steering Group to provide a forum for discussing risks and opportunities identified by the various NIC divisions that might affect the growth and stability of the Company.  The Senior Management Steering Group is comprised of the Executive Leadership Team, as well as Mr. Thornburgh, and Ms. Aimi Daughtery, the Company’s Chief Accounting Officer.  Mr. Herington regularly consults with this broader group of senior management.

The Company is committed to increasing stockholder value through profitable growth and the execution of specific strategies.  Superior performance by our executive team is essential to these goals, so we have structured our executive pay programs to attract and retain talented, highly-qualified executives, to reward performance through incentive compensation and to align the interests of executives and stockholders through longer-term equity-based compensation.  The Company’s Compensation Committee (referred to in this CD&A as the “Committee”) has adopted a straightforward approach to executive compensation, whereby material components of pay are tied to elements of the Company’s financial performance.  This approach reinforces the Company’s commitment to collaboration for the benefit of the Company, particularly among its Executive Leadership Team.  The Committee structures its compensation programs to align executive and stockholder interests, by fostering a team-based environment that recognizes the Company’s entrepreneurial history and strong record of financial performance.

Also, the Committee considers carefully the views and input of stockholders when determining executive pay.  On May 7, 2013, stockholders voted strongly in favor of the Company’s approach to executive compensation – a 99% advisory ‘say on pay’ vote outcome of all shares voted.

Role of Executive Officers in Compensation Decisions

Our Chief Executive Officer, Chief Financial Officer and other executive officers attended portions of Committee meetings throughout the year in order to provide information and help explain data relating to matters considered by the Committee.  Executive officers, however, were not present during deliberations or determination of their respective compensation or during executive sessions.  In addition, our Chief Executive Officer and Chief Financial Officer submitted recommendations to the Committee regarding salary, bonus, equity compensation, performance goals and overall compensation levels for executive officers.  All decisions regarding the compensation of executive officers ultimately were made solely by the Committee, which considered these recommendations and exercised its discretion to modify certain recommended adjustments or awards based on a number of factors considered by the Committee, as described below.  The Committee’s determinations regarding compensation, including the performance targets for annual cash compensation and performance-based restricted stock, were generally consistent with the recommendations of management.

The Executive Compensation Program for Messrs. Herington, Kovzan, Bradley, and Knapp

The Committee has maintained a very consistent approach and structure for compensation of the members of the Executive Leadership Team since 2008, with modest adjustments from year to year, determined by the Committee, to maintain strong alignment with our business objectives and organizational context.  The core program for the Executive Leadership Team is comprised of base salary, short-term cash incentive compensation (i.e., annual cash bonus), and a two-pronged, long-term, equity-based incentive that includes annual restricted stock grants with (i) a service-based component and (ii) a performance-based component. The Company believes the mix of short-term incentive and base cash compensation and longer-term service-based and performance-based equity compensation continues to best promote the Committee’s goals of executive retention, rewarding and providing incentives for short-term and long-term performance and aligning the interests of executives and stockholders.

The Executive Incentive Plan and Tax Considerations. Section 162(m) of the Internal Revenue Code and the related regulations limits publicly-held companies, such as the Company, to an annual deduction for federal income tax purposes of $1 million for services performed by specified executive officers, usually its named executive officers other than the chief financial officer, who are employed by the Company at the end of the year. However, if compensation meets the criteria for “qualified performance-based compensation,” the Company may deduct that compensation without limit under Section 162(m).

To qualify as performance based:

(i)	the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

(ii)
the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

(iii)	the material terms under which the compensation is to be paid must be disclosed to and subsequently approved in a separate vote by stockholders of the corporation before payment is made; and

(iv)	the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

As described above, one of the conditions for meeting the “qualified performance-based compensation” requirement is periodic stockholder approval of the material terms of the performance goals under which the compensation is paid.

In 2012, our Board of Directors adopted and our stockholders approved the NIC Inc. Executive Incentive Plan (“EIP”), which provided an upper limit on cash bonuses and performance-based equity awards to be awarded to key executives upon achievement of certain objective performance goals.  The EIP did not change the Company’s existing compensation programs and did not increase the number of shares of NIC common stock that have been authorized by stockholders for issuance under its stock plans. The EIP is intended to operate as an “umbrella plan” for granting cash bonuses and performance-based equity awards that are intended to qualify as performance-based compensation under our current and future compensation programs and that are intended to be deductible for federal income tax purposes under the Internal Revenue Code.

In early 2013, the Compensation Committee adopted the Management Annual Incentive Plan for Senior Executives (“MAIPSE”), which operates as a plan-within-a-plan under the EIP with respect to annual cash incentive bonuses.  Cash bonuses granted under that plan are intended to qualify as “qualified performance-based compensation” under Section 162(m).  The design of the MAIPSE gives the Committee discretion to establish bonuses for our executive officers based on an assessment of the individual’s achievements and overall contributions to the Company, while intending to preserve the Company’s ability to deduct the bonuses to the greatest extent permitted under Section 162(m).

The MAIPSE establishes an initial performance requirement, the “outer layer,” pursuant to which an executive may earn the initial right to receive the maximum bonus under the EIP.  The MAIPSE then establishes a second performance requirement, the “inner layer,” consisting of specific threshold, target and superior performance-weighted goals or objectives for operating income, total revenue and cash flow return on invested capital, similar to prior years.  The potentially achievable bonuses under this second performance requirement are all less than or equal to the maximum possible bonus specified in the EIP which was approved by the stockholders and operates as an “umbrella plan.”  This framework of a plan under an umbrella plan is intended to comply with the Section 162(m) regulations while allowing the program to operate similarly to prior years.

While the Committee considers the deductibility of awards as one factor in determining executive compensation, the Committee also considers other factors in approving compensation and retains the flexibility to grant awards, such as service-based restricted stock, that it determines to be consistent with the Company’s goals for its executive compensation program even if the award is potentially not deductible by the Company for tax purposes.  In addition, because of the uncertainties associated with the application and interpretation of Section 162(m) and the regulations issued thereunder, there can be no assurance that compensation intended to satisfy the requirements for deductibility under Section 162(m) will in fact be deductible.

2013 Executive Compensation Study.  In December 2012, with two full years under the previous executive compensation program, the Committee engaged SBCG to update its assessment of the Company’s executive compensation program for the members of the Executive Leadership Team.  The Committee engaged SBCG primarily because of its familiarity with the Company’s business and organizational context, as well as the Company’s executive compensation program.  More specifically, the Committee was intent upon reviewing the Company’s overall approach to executive compensation in the context of newly-executed employment agreements with the executive officers.  Further, this 2013 study was one of the factors considered by the Committee in determining pay for 2013.  SBCG does no other work for and has no other business relationships with the Company beyond its service to the Committee.  Specifically, the Committee asked SBCG to:

●	Review and, if necessary, update the peer group used to benchmark executive compensation levels; and

●	Perform a competitive assessment of target pay opportunities for the Executive Leadership Team against the peer group and broader market.

In 2010, SBCG developed a peer group of 15 companies by screening the broader market using several filters.  The criteria used by SBCG to select the peer group were as follows: (1) United States publicly traded companies (excluding foreign companies trading American depositary receipts in the United States), (2) relevant information technology companies using Global Industry Classification Codes for Application Software, Internet Software and Service, Data Processing and Outsourced Services, and IT Consulting and Other Services, (3) companies of comparable size and similar business models, with primary consideration given to annual revenue, assets and market capitalization, and (4) companies with similar business focus and customers, with additional consideration given to earnings, assets, and number of employees.  Since the 2010 study, four of the 15 peer group companies have been acquired or taken private, reducing to 11 the number of viable peers.  The four companies no longer included in the Company’s peer group are Blackboard Inc. (BBBB), Internet Brands Inc. (INET), LoopNet Inc. (LOOP) and S1 Corp. (SONE).

 To offset the loss of the four companies, SBCG again applied similar screening criteria, and in so doing, identified eight companies for inclusion in the peer group.  These eight companies are of comparable business focus to NIC, though not necessarily direct competitors, and each are of comparable organizational size relative to the other peer companies and to NIC.  The resulting 19-company peer group is as follows:

ACI Worldwide, Inc. (ACIW)*	Move Inc. (MOVE)
Blackbaud Inc. (BLKB)	Official Payments Holdings, Inc. (OPAY) (which was acquired by ACI Worldwide, Inc. (ACIW) on November 5, 2013)
Bottomline Technologies, Inc. (EPAY)*	Online Resources Corp. (ORCC)
CoStar Group Inc. (CSGP)*	Open Table, Inc. (OPEN)*
DealerTrack Holdings Inc. (TRAK)	Perficient Inc. (PRFT)
Dice Holdings Inc. (DHX)	Tyler Technologies Inc. (TYL)
EPIQ Systems Inc.(EPIQ)	Vocus Inc. (VOCS)
Higher One Holdings, Inc. (ONE)*	XO Group Inc. (XOXO)
j2 Global, Inc. (JCOM)*	(formerly Knot Inc. (KNOT))
Liquidity Service, Inc. (LQDT)*
LivePerson Inc. (LPSN)*

* - new peer added in SBCG’s 2013 study

SBCG’s 2013 study indicated that structural, or target pay opportunities for the Executive Leadership Team have become more closely aligned with the competitive market, though still below in certain respects.  More specifically, SBCG’s 2013 study indicated the following:

●	Base salaries are generally within the competitive range of market, defined as being roughly +/- 10% of the market median;

●
Target total annual cash (i.e., base salary and annual cash incentive) is toward the lower end of the competitive range for the CEO and within the competitive range for the other Executive Leadership Team members in the study – again, where competitive range is roughly +/-10% of market median; and

●
Target total annual compensation (i.e., target total annual cash and long-term equity incentives) is below the competitive range for the CEO and CFO and within the competitive range of market for the other two Executive Leadership Team members – for total pay, the competitive range is considered to be +/-15% of market median.

Although the Committee considers a number of different factors in setting compensation, as described in this proxy statement, the Committee considers this competitive assessment carefully in setting compensation opportunities for the Executive Leadership Team.  Furthermore, the Committee’s general intention is to position target opportunities for the Executive Leadership Team at the competitive median.  For Mr. Herrington, as Chief Executive Officer, the Committee has moved and may continue to move pay closer to market over time, with a heavy emphasis on incentive pay, in keeping with the Company’s strong orientation toward performance-based pay, to the extent practicable taking into account all other factors considered by the Committee.

Summary of changes to executive compensation program for 2013.  On February 5, 2013, the Committee approved executive compensation for 2013, taking into account SBCG’s study and management’s recommendations.  There were no changes to the basic structure of the executive compensation program consisting of base salary, an annual cash incentive, and a two-pronged, long-term equity-based incentive that includes annual restricted stock grants with (i) a service-based component and (ii) a Company performance-based component.  The Committee increased base salaries of the Executive Leadership Team by 3% as a general merit award.  The Committee made no other changes to compensation levels and structure for the members of the Executive Leadership Team other than the Chief Executive Officer.  For the Chief Executive Officer, the Committee made certain modifications to the annual cash incentive and the two long-term, equity-based components  to (i) increase target incentive percentages of base salary, including percentages above and below Target for performance-based components, in keeping with the Committee’s intention to progressively increase, over a multi-year period, total compensation opportunities via incentive pay as discussed above.  Finally, and for all members of the Executive Leadership Team, the Committee adjusted certain performance levels used to evaluate Company performance, with consideration to strong recent performance and expectations for continued strong performance going forward.  These adjustments set the basis upon which annual incentives for 2013 would be earned, as well as the basis upon which vesting of the performance-based restricted stock granted in 2013 will be determined.  Changes to the 2013 executive compensation program are further discussed below.

Base salary. The Committee awarded merit increases in base salary for each of the members of the Executive Leadership Team primarily in recognition of the Company’s strong financial performance. Under the terms of the program, the base salaries of executive officers are subject to change by the Committee from time to time.

In 2013, the Committee increased base salaries of each of the members of the Executive Leadership Team as follows:

Name	Previous Base Salary	New Base Salary	Percentage Increase
Harry H. Herington	$465,500	$479,500	3%
Stephen M. Kovzan	$297,000	$306,000	3%
William F. Bradley, Jr.	$297,000	$306,000	3%
Robert W. Knapp, Jr.	$297,000	$306,000	3%

Annual cash incentives.  Annual cash incentives place a portion of each Executive Leadership Team member’s annual compensation at risk to encourage behavior and drive results that create value for the Company’s stockholders in the near term.

As further discussed above, the 2013 annual cash incentive was granted under the Management Annual Incentive Plan for Senior Executives, or MAIPSE, which establishes initial performance requirements, or the “outer layer,” pursuant to which an executive may earn the right to receive the maximum award under the NIC Inc. Executive Incentive Plan, or EIP, which provides an upper limit on cash bonuses to be awarded upon achievement of certain objective performance goals.  The outer layer component of the MAIPSE for 2013 was as follows:  positive net income, as reported on NIC’s consolidated statement of income for the 2013 fiscal year, or total revenues, as reported on NIC’s consolidated statement of income, that equal or exceed $210 million for the 2013 fiscal year.  NIC achieved both of these qualifications for the 2013 fiscal year and thus the executives achieved the Section 162(m) maximum incentive award possible, which is the lesser of (a) 200% of the officer’s base salary on the last day of 2013, or (b) $2.5 million, as step one in the process.

As the next step in the process, the yearly “inner layer” component of the MAIPSE established the criteria within which the Committee will exercise its discretion for awards based upon attainment of Company financial goals that will be used to determine actual award amounts that are below the Section 162(m) maximum incentive award.  The Committee in effect uses its “negative discretion” to reduce the Section 162(m) maximum awards, as it deems appropriate, based on the Company’s financial performance relative to these pre-determined criteria.  Within these boundaries, the Committee has discretion to vary the actual awards to take into consideration the particular events of the year in coming to its final award for each executive officer.  The following is a discussion of the inner layer component of the MAIPSE.

The 2013 MAIPSE for the Executive Leadership Team measures annual Company performance using the following key financial metrics as performance criteria:

●	Operating income: 50% weighting

●	Total revenues: 25% weighting

●	Cash flow return on invested capital (“CFROIC”), excluding income taxes paid: 25% weighting

Management and the Committee believe that these metrics drive stockholder value in the near term and comprise a strong pay-for-performance relationship.  The definitions of operating income and total revenues are consistent with those terms defined in generally accepted accounting principles and may be derived directly from the face of the consolidated statements of income included in the Company’s Annual Report on Form 10-K for the applicable annual period.  CFROIC is defined as consolidated cash flow from operating activities (excluding income taxes paid), minus capital expenditures, the difference of which is divided by the difference between total assets and non-interest bearing current liabilities.  Consolidated cash flow from operating activities and capital expenditures may be derived from the face of the consolidated statements of cash flows included in the Company’s Annual Report on Form 10-K for the applicable annual period.  Total assets and non-interest bearing liabilities may be derived from the face of the consolidated balance sheets included in the Company’s Annual Report on Form 10-K for the applicable annual period.

For 2013, the Committee retained the “target” performance levels for the Company for operating income, total revenues, and CFROIC, which were based upon the Company’s annual budget approved by the Board of Directors.

Performance of the Company at the target level is intended to result in an annual cash incentive at a specified percentage of the executive’s base salary. The Committee also determined a range of possible cash incentives above and below target performance for achieving “threshold” and “superior” performance.  For amounts between the threshold and target levels or between the target and superior levels, straight line interpolation is to be used.  No payments are to be awarded under the plan with respect to a performance criterion if threshold performance with respect to that criterion is not achieved, and no additional payments are to be awarded for performance in excess of the superior level.

Taking into account the current mix of compensation, the Company’s strong financial performance, management’s recommendations and the 2013 study, among other factors, and with the intention of increasing the target total annual compensation opportunity over a multi-year period as described above, with the emphasis on increasing incentive pay, the Committee increased the 2013 percentage levels of base salary for the Chief Executive Officer as follows:

	Previous %	2013%	Multiple of
Performance Level	of Base Salary	of Base Salary	Target
Threshold	40%	50%	0.5 X target
Target	80%	100%	1.0 X target
Superior	134%	167%	1.67 X target

For 2013, the Committee maintained the percentage levels of base salary for the other three members of the Executive Leadership Team as follows:

	Previous %	2013%	Multiple of
Performance Level	of Base Salary	of Base Salary	Target
Threshold	30%	30%	0.5 X target
Target	60%	60%	1.0 X target
Superior	100%	100%	1.67 X target

Threshold performance for incentive awards under each performance criterion remained at 0.5 times target in 2013 (the same as in 2012), and for superior performance each criterion remained at 2 times target (the same as in 2012).  However, the maximum total incentive payout for all three performance criteria when combined was capped at 1.67 times target (the same as in 2012).

The higher target percentage level established for the Chief Executive Officer reflects differences in the scope of duties and responsibilities of the Chief Executive Officer and, in part, the more significant “gap to market” for the Chief Executive Officer’s total cash compensation as discussed above, as compared to the other three members of the Executive Leadership Team.

The following table sets forth what constituted threshold, target and superior Company performance levels for the performance criteria included in the MAIPSE for 2013:

Performance Levels
Performance Criteria	Threshold	Target	Maximum

Operating income	90% of budget	Budget	110% of budget

Total revenues	95% of budget	Budget	105% of budget

Cash flow return on invested capital (excluding income taxes paid)	50%	55%	60%

With respect to the likelihood of the Company achieving its annual budget goals, the Company establishes what it considered to be ambitious, yet achievable, annual budgets, whereby over time, approximately half of actual results would fall above or below budgeted performance.  Threshold and maximum performance levels in the table above were recommended by management and approved by the Committee based on the Company’s past performance with respect to these metrics generally and relative to budget.

After the end of the 2013 fiscal year, the Committee determined the Company’s actual financial performance for each of the three performance criteria as follows:

Performance Criteria	2013 Actual Performance	2013 Target Performance	Actual Performance As % of Target

Operating income	$52,610,052	$50,635,637	103.9%

Total revenue	$249,278,665	$242,587,710	102.8%

Cash flow return on invested capital (excluding income taxes paid)	51.8%	55.0%	94.1%

As further discussed above in this proxy statement under “Involvement in Certain Legal Proceedings,” and in Note 7 in the Notes to Consolidated Financial Statements included in the Company’s 2013 Form 10-K as filed with the SEC, throughout 2013 the Company incurred significant obligations to advance legal fees and other expenses to Mr. Kovzan in connection with the civil action by the SEC against him.  On December 2, 2013, a federal jury of seven persons in Kansas City, Kansas, cleared Mr. Kovzan of any liability in connection with all alleged violations of certain provisions of the federal securities laws in the civil action brought by the SEC against him.  The SEC’s right to appeal the outcome of the trial has expired and the civil action against Mr. Kovzan is concluded.

NIC’s actual financial results for 2013 included approximately $12.8 million of legal defense and other third-party costs related to the SEC matter.  These expenses were reduced by approximately $8.8 million of reimbursement from the Company’s directors’ and officers’ liability insurance carrier, resulting in a net expense of approximately $4.0 million related to the SEC matter in fiscal 2013.  The Executive Leadership Team and the Committee viewed such costs to be unusual, extraordinary and outside of management’s control in 2013, and as a result, the Committee exercised its negative discretion under the MAIPSE and excluded such costs that were in excess of the amount budgeted by the Company from the determination of the 2013 annual cash incentive award.  The following table sets forth the Company’s performance for each of the three performance criteria, excluding such costs, as follows:

Performance Criteria	2013 Adjusted Performance (excluding certain costs of the SEC matter)	2013 Target Performance	Adjusted Performance As % of Target	Payout As % of Target	Weighting	Weighted Payout As % of Target

Operating income	$56,102,275	$50,635,637	110.8%	200.0%	50%	100.0%

Total revenue	$249,278,665	$242,587,710	102.8%	155.2%	25%	38.8%

Cash flow return on invested capital (excluding income taxes paid)	52.9%	55.0%	96.1%	78.6%	25%	19.7%

			Total Payout as % of Target			158.5%

An annual incentive payment equaling approximately 158.4% of base salary (158.5% of the target opportunity, as noted in the table above) was paid to Mr. Herington and annual incentive payments equaling approximately 95.1% of base salary (158.5% of the target opportunity, as noted in the table above) were paid to Messrs. Kovzan, Bradley and Knapp in early 2014 based on the Company’s adjusted financial performance in relation to the performance criteria and performance levels included in the annual cash incentive plan for 2013.  The annual cash incentive payments for 2013 were as follows:

Name	2013 Annual Cash Incentive Payout
Harry H. Herington	$759,738
Stephen M. Kovzan	$290,903
William F. Bradley, Jr.	$290,903
Robert W. Knapp, Jr.	$290,903

Long-term, equity-based incentives.  As determined by the Committee, the Company’s long-term, equity-based incentive for the members of the Executive Leadership Team included in the executive compensation program provides for annual restricted stock grants with a service-based component and a Company performance component to compensate executives with regard to the Company’s long-term growth objectives.

Service-Based Component

The Committee increased the 2013 annual amount of service-based restricted stock to be awarded to the Chief Executive Officer to 120% of the executive’s annual base salary (from 75% in 2012) in part to address the shortfall in overall opportunity relative to the competitive market.  Further, restricted shares underscore the alignment of executives’ interests with those of stockholders, and they provide a degree of certainty in an otherwise entirely performance-based equity portfolio.  The Committee maintained the 2013 annual amount to be awarded to the other three members of the Executive Leadership Team at 60% of each executive’s annual base salary.  The amounts of service-based restricted stock to be awarded to each member of the Executive Leadership Team were consistent with the recommendations of management.  The higher percentage of base salary for the Chief Executive Officer reflects differences in the scope of duties and responsibilities of the Chief Executive Officer as compared to the other three members of the Executive Leadership Team. Service-based restricted stock awards vest ratably over a four-year service period following the date of grant.  There is no performance component tied to the service-based award.  The members of the Executive Leadership Team are entitled to cash dividends on shares of unvested service-based restricted stock in the same amount and at the same time as dividends are paid to other holders of the Company’s common stock.  The Company believes that restricted shares further the alignment of executive interests with those of stockholders, foster share ownership and wealth creation and provide significant retention value.

On February 5, 2013, the Committee granted the members of the Executive Leadership Team the following awards of service-based restricted stock for 2013 based upon the above percentages of base salary (the closing market price of the Company’s common stock on February 5, 2013 was $16.24 per share):

Name	Service-Based Restricted Shares
Harry H. Herington	35,431 shares
Stephen M. Kovzan	11,305 shares
William F. Bradley, Jr.	11,305 shares
Robert W. Knapp, Jr.	11,305 shares

Performance-Based Component

The performance component measures long-term Company performance using the following performance criteria:

●	Operating income growth (three-year compound annual growth rate, or “CAGR”): 25% weighting

●	Total revenue growth (three-year CAGR): 25% weighting

●	Cash flow return on invested capital (excluding income taxes paid) (three-year average): 50% weighting

As compared to the short-term cash incentive, the long-term, equity-based incentive places a higher weighting on CFROIC and a lower weighting on operating income growth, as management and the Committee believe that, of the three performance criteria, CFROIC is the primary driver of stockholder value over the long term.  Further, this differentiated weighting between the short- and long-term performance frameworks helps to balance the two incentive programs over time.

The long-term incentive provides for annual grants of restricted stock tied to three-year performance periods. A new three-year period is intended to begin each year.  At the end of each three-year period, Messrs. Herington, Kovzan, Bradley, and Knapp receive a number of shares per a pre-defined schedule of threshold, target and superior Company performance.  Each level of performance is associated with a pre-defined payout, expressed as a percentage of base salary.  In 2013, the Committee increased the amount of restricted stock to be awarded at the end of the three-year performance period ending December 31, 2015 to the Chief Executive Officer for Company performance at the target levels to 120% of the executive’s base salary (compared to 100% in 2012), while the amount to be awarded to the other three members of the Executive Leadership Team for Company performance at target levels remained at 60% of each executive’s annual base salary.  The plan incorporated a range of possible equity incentives above and below target performance.  For the Chief Executive Officer, this range was from 60% of base salary for achieving threshold performance to 200% of base salary for achieving superior performance.  For the other three members of the Executive Leadership Team, this range was from 30% of base salary for achieving threshold performance to 100% of base salary for achieving superior performance.  For each performance measure, no shares are awarded if threshold performance is not achieved, and no additional shares are awarded for performance in excess of the superior level.  For amounts between the threshold and target levels or between the target and superior levels, straight line interpolation, rounded up to the next whole share, will be used to determine the portion of the award that becomes vested.

Taking into account the current mix of compensation, the Company’s strong financial performance, management’s recommendations and the 2013 study, among other factors, and with the intention of increasing target total annual compensation opportunity over a multi-year period, with the emphasis on increasing incentive pay, the Committee increased the 2013 percentage levels of base salary for the Chief Executive Officer as follows:

	Previous %	2013%	Multiple of
Performance Level	of Base Salary	of Base Salary	Target
Threshold	50%	60%	0.5 X target
Target	100%	120%	1.0 X target
Superior	167%	200%	1.67 X target

For 2013, the Committee maintained the percentage levels of base salary for the other three members of the Executive Leadership Team as follows:

	Previous %	2013%	Multiple of
Performance Level	of Base Salary	of Base Salary	Target
Threshold	30%	30%	0.5 X target
Target	60%	60%	1.0 X target
Superior	100%	100%	1.67 X target

Threshold performance for incentive awards under each performance criterion remained at 0.5 times target in 2013 (the same as in 2012), and for superior performance each criterion remained at 2 times target (the same as in 2012).  However, the maximum total incentive payout for all three performance criteria when combined was capped at 1.67 times target (the same as in 2012).  These levels were consistent with the levels approved by the Committee for the annual cash incentive, as further discussed above.

The following table sets forth threshold, target and superior Company performance levels for the performance criteria included in the long-term equity incentive plan for 2013:

	Performance Levels
Performance Criteria	Threshold	Target	Maximum
Operating income growth (three-year CAGR)	10%	15%	20%

Total revenue growth (three-year CAGR)	10%	15%	20%

Cash flow return on invested capital (excluding income taxes) (three-year average)	50%	55%	60%

Performance levels in the table above were recommended by management and approved by the Committee based on the Company’s past and expected future performance.  The target performance level in the table above for operating income growth is higher than the Company’s performance for the one-year period ended December 31, 2012 (12.2%) and lower than the Company’s performance for the three-year period ended December 31, 2012 (25.2%). The threshold, target and maximum performance levels for operating income growth were lowered by 2% (200 basis points) as compared to the performance levels used for the 2012 grant, based in part upon the recommendation of management.  Management recommended the lower performance levels for operating income growth to align with then-expected future performance and in consideration of the strong results of the prior three-year period.  The performance levels for total revenue growth were not changed from the levels used for the 2012 grant.  Although the target performance level in the table above for total revenue growth is modestly lower than the Company’s performance for the one- and three-year periods ended December 31, 2012 (16.7%), management and the Committee again considered the strong results during prior periods.  The performance levels for CFROIC were not changed from the levels used for the 2012 grant.  The target performance level in the table above for CFROIC is higher than the Company’s performance for the one- and three-year periods ended December 31, 2012 (36.1% and 49.0%, respectively).

On February 5, 2013, the Committee granted the members of the Executive Leadership Team the following awards of performance-based restricted stock for 2013 pursuant to the terms of the long-term equity incentive (the closing market price of the Company’s common stock on February 5, 2013 was $16.24 per share):

Name	Performance-Based Restricted Shares Granted (1)
Harry H. Herington	59,170 shares
Stephen M. Kovzan	18,842 shares
William F. Bradley, Jr.	18,842 shares
Robert W. Knapp, Jr.	18,842 shares

(1)
Represents the maximum number of performance-based restricted shares able to be earned by the NEO at the end of the three-year performance period ending December 31, 2015 pursuant to the terms of the long-term equity incentive.  The actual number of shares earned will be based on the Company’s performance as indicated above over the three-year period ending December 31, 2015.  No shares will be vested if threshold performance is not achieved, and no additional shares will be vested for performance in excess of the superior level.

The end of the 2013 fiscal year marked the completion of the three-year performance period under the long-term equity incentive granted in 2011.

The following table sets forth performance levels for the performance criteria included in the long-term equity incentive grant made to Messrs. Herrington, Kovzan, Bradley, and Knapp in 2011 and actual results for the three-year period ended December 31, 2013 as compared to target performance levels:

	Performance Levels			Three-Year Actual Results		Payout		Weighted Payout
Performance Criteria	Threshold	Target	Superior	Actual	As % of Target	As % of Target	Weighting	As % of Target
Operating income (three-year CAGR)	12%	17%	22%	21.4%	125.9%	188.2%	25%	47.1%
Total revenue (three-year CAGR)	10%	15%	20%	15.6%	103.7%	111.2%	25%	27.8%
Cash flow return on invested capital (three-year average)	45%	50%	55%	47.4%	94.9%	74.4%	50%	37.2%

					Total Payout as % of Target			112.1%

Pursuant to the terms of the 2011 performance-based equity grant agreement, the members of the Executive Leadership Team have the opportunity to receive dividend equivalent shares for any cash dividends declared by the Company during the performance period and before any shares are paid under the agreement.  At the end of the three-year performance period, each member of the Executive Leadership Team receives an additional number of shares (“Dividend Shares”) determined as follows: (1) as of each date (the “Dividend Payment Date”) that the Company would otherwise pay a declared cash dividend on the total number of shares set forth in the agreement, the Company credits a number of Dividend Shares to a notional account established for the benefit of each member of the Executive Leadership Team, and the number of Dividend Shares so credited is calculated by dividing the amount of such hypothetical cash dividend payment by the fair market value of the Company’s common stock on the Dividend Payment Date (rounded down to the nearest whole Dividend Share); and (2) on the date some or all of the shares are paid under the agreement, a pro rata number of notional Dividend Shares will be converted into an equivalent number of Dividend Shares earned and paid to each member of the Executive Leadership Team based upon the actual number of underlying shares vested during the performance period.

Based on the Company’s performance as indicated above over the three-year period ended December 31, 2013, the actual number of shares earned by Messrs. Herington, Kovzan, Bradley and Knapp were as follows (representing 112.1% of the target opportunity, as noted in the table above):

Name	Restricted Shares Vested	Dividend Shares Earned	Total Shares
Harry H. Herington	33,771	1,722	35,493
Stephen M. Kovzan	17,198	876	18,074
William F. Bradley, Jr.	17,198	876	18,074
Robert W. Knapp, Jr.	17,198	876	18,074

The Executive Compensation Program for Ron E. Thornburgh

Ron E. Thornburgh has served as Senior Vice President of Business Development of the Company since February 2010 and was designated a member of the Senior Management Steering Group of the Company in September 2011. The Committee, after considering the recommendation of Mr. Herington, approved an individualized compensation program for Mr. Thornburgh for 2011 to reflect his unique job responsibilities.  As the primary officer responsible for business development, Mr. Thornburgh oversees the Company’s national sales and marketing efforts.  Mr. Thornburgh’s compensation program differs from the other four NEOs because he participates in a performance-based sales commission plan, as described below, and does not participate in a performance-based equity incentive plan.  The other components of Mr. Thornburgh’s compensation program include base salary, a short-term annual incentive (i.e., annual cash bonus), and a long-term, service-based equity incentive, as described below.

Base salary.  The Committee increased Mr. Thornburgh’s annual base salary by 3% in 2013 to $250,805 as a merit award primarily in recognition of the Company’s strong financial performance.

Annual cash incentive.  Under the terms of Mr. Thornburgh’s Profit Sharing and Incentive Program, Mr. Thornburgh’s annual cash incentive award is based on a pre-established Company annual operating income goal, and the award amount is calculated as a percentage of Mr. Thornburgh’s base salary, which is recommended by the CEO to, and approved in its sole discretion by, the Committee.  Mr. Thornburgh’s annual cash incentive target remained at 25% of his base salary for fiscal 2013 (the same as in 2012).  If the pre-established Company annual operating income goal had not been achieved, no annual cash incentive would have been paid, unless otherwise provided.  Based on the achievement of the 2013 Company operating income goal, the Company paid the annual cash incentive payment to Mr. Thornburgh totaling $62,700 in early 2014.

Long-term, service-based equity incentive.  Mr. Thornburgh’s long-term, equity-based incentive is comprised of an annual service-based restricted stock grant, in the amount of a percentage of his base salary, designed to strengthen his long-term commitment to the success of the Company, to promote ownership in the Company, and to motivate him to make significant contributions to the Company that increase stockholder value.  Under the terms of Mr. Thornburgh’s Profit Sharing and Incentive Program, the annual amount of service-based restricted stock to be awarded is a percentage of annual base salary recommended by the CEO to, and approved in its sole discretion by, the Committee.  The Committee did not change the percentage for 2013 (35%), because it determined the percentage remained appropriate for Mr. Thornburgh’s position based on the CEO’s recommendation.  Service-based restricted stock awards vest ratably over a four-year service period following the date of grant.  On February 5, 2013, the Committee granted Mr. Thornburgh 5,248 shares of service-based restricted stock for 2013 pursuant to the terms of the long-term incentive plan (the closing market price of the Company’s common stock on February 5, 2013 was $16.24 per share).

Sales commission plan.  The Company’s sales commission plans are designed to fairly compensate key employees who make significant contributions to secure new, profitable government contracts that advance the Company’s long-term growth.  The sales commission bonus plan established for Mr. Thornburgh is customized to his role as the leader of the national sales and marketing efforts.  Payments under the plan are generally made as a small percentage of the estimated total operating income (“ETOI”) from the contract over the contract’s initial term.  The Committee, after considering the recommendation of the CEO, determines the percentage of ETOI for which Mr. Thornburgh is eligible. The percentage of ETOI for which Mr. Thornburgh is eligible may differ from contract to contract based on the level of each person’s contribution to the successful award of a particular contract.  Each commission bonus is paid in installments over the initial term of the contract and adjusted annually based on both actual financial results of the contract to that date and updated financial forecasts for the remainder of the initial contract term.  No commission bonus is considered earned until the contract has been properly executed and the initial revenues from the contract have been collected by the Company.   Furthermore, a commission bonus payment is not considered earned and will not be paid unless Mr. Thornburgh is employed by the Company on each commission bonus payment date; provided, however, that under the terms of Mr. Thornburgh’s 2013 employment agreement described below, if Mr. Thornburgh is terminated during the three-year period following a change of control event, Mr. Thornburgh will receive the lesser of (i) the yearly commission as it was calculated to be paid under Mr. Thornburgh’s commission plan prior to the change of control, or (ii) the average of the yearly commissions actually paid each year for years two through the year of the change of control.

Named executive officers are not eligible to participate in regular sales commission plans provided to non-executive employees.  However, Mr. Knapp continues to collect some bonus payments attributable to commissions for contracts signed prior to the time he became an executive officer, and Mr. Thornburgh continues to collect some bonus payments attributable to commissions for contracts signed prior to the time he became a named executive officer.  In addition, each of them may from time to time be considered for bonuses approved by the Committee upon recommendation from the CEO for individual efforts toward the Company obtaining new contracts signed after the date Mr. Knapp became an executive officer and after the date Mr. Thornburgh became a named executive officer, respectively.  Both types of payments are reflected in the “Bonus” column of the Summary Compensation Table on page 53 of this Proxy Statement.

Executive Perquisites for 2013

Other components of executive compensation beyond base salary, annual cash incentives and long-term equity-based incentives include Company-paid executive life and disability insurance premiums for Messrs. Herington, Kovzan, Bradley, Knapp and Thornburgh pursuant to the terms of their employment agreements. With respect to these perquisites, the Committee considered the cost of each perquisite and the total amount of compensation otherwise provided to each executive.

Stock Ownership Requirements for Executive Leadership Team Members and Non-Employee Directors

In 2011, the Board of Directors approved a stock ownership policy, to be administered by the Corporate Governance and Nominating Committee.  Both the Board and management believe such a policy generally represents a progressive governance posture and can help underscore a principal objective of equity-based compensation by fostering alignment of Board and management interests with those of stockholders.  The policy is based on a “multiple of” approach to stock ownership whereby ownership guidelines for the members of the Executive Leadership Team are based on a multiple of base salary and for non-employee directors are based on a multiple of annual cash retainer.  The policy’s stock ownership requirements for each participant are as follows:

●	Non-employee directors: four (4) times annual cash retainer

●	Chief Executive Officer: six (6) times annual base salary

●	The Company’s Chief Financial Officer, Chief Administrative Officer and Chief Operating Officer: three (3) times annual base salary

NIC common stock that is vested and owned by the participant will count toward satisfaction of the policy’s requirements.  Stock owned by the participant includes shares owned outright (i.e., held individually or as co-owner with a spouse) and shares beneficially owned but held in trust or in another entity for the benefit of the participant and his or her immediate family.  Unvested equity awards do not count toward satisfaction of the policy’s requirements.  During times that the minimum ownership requirement is not attained, the participant is required to retain at least 50% (or such other percentage as subsequently set by the Corporate Governance and Nominating Committee) of net shares of common stock delivered through the Company’s equity compensation plans.  Net shares of common stock refer to those shares that remain after shares are forfeited, sold or netted to pay any exercise price of a stock option award and/or any withholding taxes with respect to a stock option award or the vesting of any restricted stock.  The policy contains a hardship provision administered by the Corporate Governance and Nominating Committee.

All non-employee directors and members of the Executive Leadership Team subject to the stock ownership requirements described herein currently meet such requirements, with the exception of Ms. Karen Evans and Governor C. Brad Henry, who were each appointed to the Board of Directors in October 2011 and currently own 2,241 shares of NIC stock outright.  Ms. Evans and Governor Henry are within the period allowed under the policy to come into compliance with the policy.

Prohibition of Hedging in Company Stock

All employees and non-employee directors of the Company are prohibited from trading in puts, calls or similar hedging options on the Company’s stock, or selling the Company’s stock “short,” as described in the Company’s Trading Policies and Disclosure of Non-Public Information.

Employment Agreements with Executive Officers

On February 5, 2013, the Company entered into employment agreements with each of Messrs. Herington, Kovzan, Bradley, Knapp and Thornburgh.  These agreements replaced NIC’s prior employment agreements with Messrs. Herington, Kovzan and Bradley that had been in place since 2000.  Messrs. Knapp and Thornburgh did not previously have employment agreements with NIC.  The new employment agreements each have substantially the same terms, except with respect to job titles and responsibilities, the amount payable to each executive officer and Mr. Thornburgh’s bonus paid in accordance with the sales commission plan, as described above. Each of the new employment agreements has a three-year term, and unless notice is provided at least six months prior to the end of the respective term, automatically renews for additional three-year terms.

The Committee believes that the new employment agreements include certain provisions that better reflect strong corporate governance practices, as well as protect stockholders’ interests in the event of a change of control of NIC or certain accounting restatements.  The prior form of employment agreement included a modified “single trigger” severance right under which an executive would be entitled to severance payments by voluntarily terminating employment after a change of control.  The new employment agreements replaced this right with a “double trigger” severance right under which an executive would only be entitled to severance payments in connection with a change of control if the executive terminates his employment for “Good Reason” or NIC terminates the executive without “Cause” (as each of those terms are defined in the agreement).  The Committee believes this provision better protects stockholders’ interests in the event of a change of control by, among other things, ensuring continuity in management following the transaction.  The new employment agreements also contain a clawback provision under which NIC may recoup incentive compensation paid to the executive in the event of an accounting restatement under certain circumstances.  The provision is based upon the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and will apply following the SEC’s adoption of final rules regarding the same.

The new employment agreements also provide additional protections to executives for certain compensation and benefits in the event of termination. For instance, the new agreements provide executives with certain death and disability benefits and payments, including the right to participate in and receive benefits under NIC’s new executive life and disability policies.  The new employment agreements also provide executives with severance benefits and payments upon their voluntary termination for “Good Reason” or NIC’s termination of their employment without “Cause” (as each of those terms are defined in the agreement), as well as enhanced severance benefits and payments in connection with the “double trigger” severance right discussed above in connection with a change of control.  The Committee believes these arrangements are reasonable and appropriate to retain and focus executives during periods of potential uncertainty.

Finally, the new employment agreements also provide the executives with a contractual right to certain compensation and benefits consistent with NIC’s historical pay practices, such as rights to paid vacation and minimum target levels for incentive compensation based upon the executives’ base salaries.  The Committee believes these additional rights are appropriate given NIC’s historical and anticipated future pay practices.

The Company has also included termination provisions in the various plans and award agreements relating to incentive compensation in which the named executive officers participate, which provisions will apply to the extent not covered by the employment agreements, such as in the case of death, disability or retirement.  The plans and award agreements generally provide that upon a change in control, performance-based awards vest at specified levels, due to the potential lack of executive control over performance conditions after the change in control, and service-based awards do not accelerate or vest if they are assumed by the acquiring entity.

In addition, each named executive officer has entered into indemnification agreements with NIC, each in a form approved by the Company’s Board and previously disclosed by the Company.  The Company has also entered into a form of the indemnification agreement with each of its directors.  The Company’s Board has further authorized the Company to enter into the form of indemnification agreement with future directors and executive officers of the Company and other persons or categories of persons that may be designated from time to time by the Board.  The indemnification agreement supplements and clarifies existing indemnification provisions of the Company’s Certificate of Incorporation and Bylaws and, in general, provides for indemnification to the fullest extent permitted by law, subject to the terms and conditions provided in the indemnification agreement.  The indemnification agreement also establishes processes and procedures for indemnification claims, advancement of expenses and costs and other determinations with respect to indemnification.

For additional discussion of employment agreements with executive officers, refer to the discussion below set forth under “Employment Agreements and Severance Payments.”

_________________

COMPENSATION TABLES
_________________

The following Summary Compensation Table sets forth summary information as to compensation received by the persons who served as the Company’s Chief Executive Officer and Chief Financial Officer during fiscal year 2013 and the three most highly compensated other executive officers whose total adjusted compensation exceeded $100,000 during fiscal year 2013, which are collectively referred to herein as the “named executive officers” or “NEOs”.

SUMMARY COMPENSATION TABLE (1)
Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation (Including Perquisites) ($)(5)	Total ($)
	(a)	(b)	(c)	(d)	(f)	(g)	(i)
Harry H. Herington (6)	2013	478,333	-	1,006,760	759,738	115,661	2,360,492
Chairman of the Board and	2012	460,458	58,566	739,614	292,831	67,701	1,619,170
Chief Executive Officer	2011	402,167	-	567,000	503,717	92,377	1,565,261

Stephen M. Kovzan (7)	2013	305,250	-	321,233	290,903	55,011	972,397
Chief Financial Officer	2012	295,167	28,025	327,680	140,125	36,405	827,402
	2011	273,500	-	302,500	273,624	43,786	893,410

William F. Bradley, Jr. (8)	2013	305,250	-	321,233	290,903	70,523	987,909
Executive Vice President,	2012	295,167	28,025	327,680	140,125	36,405	827,402
Chief Administrative Officer, General	2011	273,500	-	302,500	273,624	40,972	890,596
Counsel and Secretary

Robert W. Knapp, Jr. (9)	2013	305,250	20,000	321,233	290,903	55,225	992,611
Chief Operating Officer	2012	295,167	68,025	327,680	140,125	36,405	867,402
	2011	273,500	40,000	302,500	273,624	40,321	929,945

Ron E. Thornburgh (10)	2013	250,196	41,081	85,228	62,700	23,045	462,250
Senior Vice President of	2012	243,010	18,302	85,215	60,875	9,807	417,209
Business Development	2011	229,500	14,760	-	39,205	6,293	289,758

(1)	The “Option Awards” and “Change in Pension Value and Non-qualified Deferred Compensation Earnings” columns have been omitted from the Summary Compensation Table because the Company did not grant any stock option awards to the named executive officers in the years presented and does not provide a pension program or other non-qualified deferred compensation.

(2)	Amounts for 2012 for Messrs. Herington, Kovzan and Bradley and a portion of the amount for Mr. Knapp consist of a discretionary bonus of 20% of the 2012 non-equity incentive compensation, which was approved by the Compensation Committee in 2013 in recognition of the Company’s strong performance in 2012. Amounts for Mr. Knapp also include bonuses paid in lieu of the sales commissions attributable to a seven-year contract with the state of Texas, commencing on January 1, 2010, to manage the state’s official government portal, which was signed prior to the time Mr. Knapp became an executive officer (these bonuses represent the entire amount in 2013, $40,000 in 2012, and the entire amount in 2011). A portion of the amount for 2013 and 2012 for Mr. Thornburgh consists of bonuses paid under his current compensation program for his involvement in securing certain government portal contracts subsequent to his designation as a named executive officer. The remainder of the amount for 2013 and 2012 for Mr. Thornburgh and the entire amount for 2011 consist of bonuses paid in lieu of the sales commission Mr. Thornburgh would have earned under the sales commission plan for his involvement in securing certain government portal contracts prior to his designation as a named executive officer. Mr. Thornburgh became ineligible to participate in the plan when he became a named executive officer.

(3)	Amounts reported in the Stock Awards column represent the aggregate grant date fair value of such awards, computed in accordance with FASB ASC Topic 718. Pursuant to SEC rules, the amounts shown reflect the probable outcome of performance conditions that affect the vesting of awards granted to the named executive officers. However, these amounts do not include an estimate of forfeitures related to time-based vesting conditions, and assume that the named executive officer will perform the requisite service to vest in the award. For assumptions used in determining these values, refer to Note 10 of the Company’s financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the SEC. For additional information regarding stock awards for the named executive officers, refer to the “Grants of Plan-Based Awards in Fiscal 2013” and “Outstanding Equity Awards at 2013 Fiscal Year-End” tables included in this Proxy Statement beginning on page 59. The grant date fair value does not reflect dividends payable on unvested shares of service-based or performance-based restricted stock. The value of dividends paid on service-based restricted stock and the dollar amount of any cash dividend declared on shares subject to each outstanding performance-based restricted stock award during each year, based upon the maximum number of shares which may become vested under the performance-based restricted stock award, is reported in the All Other Compensation column and not in the Stock Awards column.

(4)	For 2013, amount consists of compensation earned in 2013, based on the Company’s adjusted fiscal 2013 financial performance, but paid in 2014 under the Company’s Management Annual Incentive Plan for Senior Executives, or MAIPSE. Compensation earned equaled approximately 158% of the Chief Executive Officer’s base salary as of the February 5, 2013 grant date and 95% of the base salary for the other three members of the Executive Leadership Team as of February 5, 2013. For 2012, amount consists of compensation earned in 2012, based on the Company’s fiscal 2012 financial performance, but paid in 2013 under the Company’s annual cash incentive plan. Compensation earned equaled approximately 63% of the Chief Executive Officer’s base salary as of the January 30, 2012 grant date and 47% of the base salary for the other three members of the Executive Leadership Team as of January 30, 2012. For 2011, amount consists of compensation earned in 2011, based on the Company’s fiscal 2011 financial performance, but paid in 2012 under the Company’s annual cash incentive plan. Compensation earned equaled approximately 124% of the Chief Executive Officer’s base salary as of May 2011 and 99% of the base salary for the other three members of the Executive Leadership Team as of May 2011. For Mr. Thornburgh, the amount in 2013 consists of compensation earned in 2013, based on the Company’s fiscal 2013 performance, but paid in 2014. Compensation earned equaled 25% of Mr. Thornburgh’s base salary as of May 2013. For Mr. Thornburgh, the amount in 2012 consists of compensation earned in 2012, based on the Company’s fiscal 2012 performance, but paid in 2013. Compensation earned equaled 25% of Mr. Thornburgh’s base salary as of May 2012. For Mr. Thornburgh, the amount in 2011 consists of compensation earned in 2011, based on the Company’s fiscal 2011 performance, but paid in 2012. Compensation earned equaled 20% of Mr. Thornburgh’s base salary as of May 2011. For additional information regarding the Company’s annual cash incentive plans, refer to the Compensation Discussion and Analysis section of this Proxy Statement beginning on page 36.

(5)
All Other Compensation includes (i) the dollar amount of cash dividends declared on unvested shares subject to a service-based restricted stock award during each year; (ii) the dollar amount of any cash dividend declared on shares subject to each outstanding performance-based restricted stock award during each year, based upon the maximum number of shares which may become vested under the performance-based restricted stock award; (iii) the dollar amount of Company 401(k) matching funds earned during 2013; and (iv) the dollar amount of executive life and disability premiums paid by the Company pursuant to the terms of each executive’s employment agreement.  Under each award agreement relating to the performance-based restricted stock awards, the actual dividend is payable to the named executive officer in the form of shares of Company common stock at the end of the three-year performance period for each award, but only to the extent the underlying shares have vested. At the end of the three-year performance period and on the date some or all of the shares are vested under the award, a pro rata number of notional dividend shares will be converted into an equivalent number of dividend shares earned and shall be paid to the named executive officers based upon the actual number of underlying shares vested during the performance period.  No dividends or dividend equivalents are paid on any performance-based restricted stock awards during the three-year performance period. The dollar amount of the dividends declared on service-based and performance-based restricted stock awards (based upon the assumed maximum vesting) for each named executive officer is described in Notes 6 through 9 below. The amounts shown do not reflect any forfeitures at the end of the respective performance period of dividends previously declared on shares of performance-based restricted stock (and disclosed in the table).

(6)
In February 2013, the Compensation Committee increased Mr. Herington’s base salary approximately 3% from $465,500 to $479,500, as a merit award primarily in recognition of the Company’s strong financial performance.

In February 2012, the Compensation Committee increased Mr. Herington’s base salary approximately 15% from $405,000 to $465,500 as a merit increase in recognition of the Company’s strong financial performance and success in securing a record number of new state portal outsourcing contracts (four) in the previous year.

In February 2011, the Compensation Committee increased Mr. Herington’s base salary approximately 3% from $391,400 to $405,000 as an approximate cost-of-living adjustment.

For 2013, All Other Compensation for Mr. Herington consists of the following items:

	●	Cash dividend equivalent of $0.35 per share on 74,959 unvested shares of service-based restricted stock declared by the Company in October 2013 – $26,236;
	●	Dividend equivalent of $0.35 per share on the maximum number of shares which may vest under the performance-based restricted stock awards granted in 2011, 2012 and 2013 (See Note 5 above) – $60,339 (based upon the cash dividend declared in October 2013);
	●	Company 401(k) matching funds earned in 2013 – $8,750; and
	●	Value attributable to the Company’s payment of executive life and disability insurance premiums paid in 2013 – $20,336.

The maximum grant date fair value of performance-based restricted stock awarded to Mr. Herington (which did not include dividends which may be paid on such restricted stock) was $960,918 in 2013, $777,385 in 2012 and $541,080 in 2011 assuming the highest level of performance conditions was achieved, while the amounts reported in the Stock Awards column reflect the probable outcome of performance conditions.  For additional information regarding Mr. Herington’s compensation, refer to the discussion under the Compensation Discussion and Analysis section of this Proxy Statement beginning on page 36.

(7)
In February 2013, the Compensation Committee increased Mr. Kovzan’s base salary approximately 3% from $297,000 to $306,000, as a merit award primarily in recognition of the Company’s strong financial performance.

In February 2012, the Compensation Committee increased Mr. Kovzan’s base salary by approximately 8% from $275,000 to $297,000 as a merit increase in recognition of the Company’s strong financial performance and success in securing a record number of new state portal outsourcing contracts (four) in the previous year.

In February 2011, the Compensation Committee increased Mr. Kovzan’s base salary by approximately 3% from $267,800 to $275,000, as an approximate cost-of-living adjustment.

For 2013, All Other Compensation for Mr. Kovzan consists of the following items:

	●	Cash dividend equivalent of $0.35 per share on 32,527 unvested shares of service-based restricted stock declared by the Company in October 2013 – $11,384;
	●	Dividend equivalent of $0.35 per share on the maximum number of shares which may vest under the performance-based restricted stock awards granted in 2011, 2012 and 2013 (See Note 5 above) – $23,959 (based upon the cash dividend declared in October 2013);
	●	Company 401(k) matching funds earned in 2013 – $8,750; and
	●	Value attributable to the Company’s payment of executive life and disability insurance premiums paid in 2013 – $10,918.

The maximum grant date fair value of performance-based restricted stock awarded to Mr. Kovzan (which did not include dividends which may be paid on such restricted stock) was $306,000 in 2013, $297,000 in 2012 and $275,000 in 2011 assuming the highest level of performance conditions was achieved, while the amounts reported in the Stock Awards column reflect the probable outcome of performance conditions.  For additional information regarding Mr. Kovzan’s compensation, refer to the discussion under the Compensation Discussion and Analysis section of this Proxy Statement beginning on page 36.

(8)
In February 2013, the Compensation Committee increased Mr. Bradley’s base salary approximately 3% from $297,000 to $306,000, as a merit award primarily in recognition of the Company’s strong financial performance.

In February 2012, the Compensation Committee increased Mr. Bradley’s base salary by approximately 8% from $275,000 to $297,000 as a merit increase in recognition of the Company’s strong financial performance and success in securing a record number of new state portal outsourcing contracts (four) in the previous year.

In February 2011, the Compensation Committee increased Mr. Bradley’s base salary by approximately 3% from $267,800 to $275,000, as an approximate cost-of-living adjustment.

For 2013, All Other Compensation for Mr. Bradley consists of the following items:

	●	Cash dividend equivalent of $0.35 per share on 32,527 unvested shares of service-based restricted stock declared by the Company in October 2013 – $11,384;
	●	Dividend equivalent of $0.35 per share on the maximum number of shares which may vest under the performance-based restricted stock awards granted in 2011, 2012 and 2013 (See Note 5 above) – $23,959 (based upon the cash dividend declared in October 2013);
	●	Company 401(k) matching funds earned in 2013 – $8,750; and
	●	Value attributable to the Company’s payment of executive life and disability insurance premiums paid in 2013 – $26,430.

The maximum grant date fair value of performance-based restricted stock awarded to Mr. Bradley (which did not include dividends which may be paid on such restricted stock) was $306,000 in 2013, $297,000 in 2012 and $275,000 in 2011 assuming the highest level of performance conditions was achieved, while the amounts reported in the Stock Awards column reflect the probable outcome of performance conditions. For additional information regarding Mr. Bradley’s compensation, refer to the discussion under the Compensation Discussion and Analysis section of this Proxy Statement on page 36.

(9)
In February 2013, the Compensation Committee increased Mr. Knapp’s base salary approximately 3% from $297,000 to $306,000, as a merit award primarily in recognition of the Company’s strong financial performance.

In February 2012, the Compensation Committee increased Mr. Knapp’s base salary by approximately 8% from $275,000 to $297,000 as a merit increase in recognition of the Company’s strong financial performance and success in securing a record number of new state portal outsourcing contracts (four) in the previous year.

In February 2011, the Compensation Committee increased Mr. Knapp’s base salary by approximately 3% from $267,800 to $275,000, as an approximate cost-of-living adjustment.

In 2013, 2012 and 2011, Mr. Knapp was awarded sales commission bonuses of $20,000, $40,000 and $40,000, respectively, as authorized by the Compensation Committee for efforts by Mr. Knapp in connection with the Company’s seven-year contract with the state of Texas, commencing on January 1, 2010, to manage the state’s official government portal, which was signed prior to the time Mr. Knapp became an executive officer.

For 2013, All Other Compensation for Mr. Knapp consists of the following items:

	●	Cash dividend equivalent of $0.35 per share on 32,527 unvested shares of service-based restricted stock declared by the Company in October 2013 – $11,384;
	●	Dividend equivalent of $0.35 per share on the maximum number of shares which may vest under the performance-based restricted stock awards granted in 2011, 2012 and 2013 (See Note 5 above) – $23,959 (based upon the cash dividend declared in October 2013);
	●	Company 401(k) matching funds earned in 2013 – $8,750; and
	●	Value attributable to the Company’s payment of executive life and disability insurance premiums paid in 2013 – $11,132.

The maximum grant date fair value of performance-based restricted stock awarded to Mr. Knapp (which did not include dividends which may be paid on such restricted stock) was $306,000 in 2013, $297,000 in 2012 and $275,000 in 2011 assuming the highest level of performance conditions was achieved, while the amount reported in the Stock Awards column reflects the probable outcome of performance conditions.  For additional information regarding Mr. Knapp’s compensation, refer to the discussion under the Compensation Discussion and Analysis section of this Proxy Statement beginning on page 36.

(10)
In February 2013, the Compensation Committee increased Mr. Thornburgh’s base salary approximately 3% from $243,500 to $250,805, as a merit award primarily in recognition of the Company’s strong financial performance.

In February 2012, the Compensation Committee increased Mr. Thornburgh’s base salary by approximately 5% from $231,750 to $243,500 as a merit increase in recognition of the Company’s strong financial performance and success in securing a record number of new state portal outsourcing contracts (four) in the previous year.

In September 2011, the Company determined that Mr. Thornburgh met the definition of an “executive officer” pursuant to Rule 3b-7 under the Securities Exchange Act of 1934, as amended (“Exchange Act”).  Mr. Thornburgh’s base salary was $231,750 at the time he was designated an executive officer and remained unchanged.

In 2013, Mr. Thornburgh was awarded a bonus of $31,702 for his involvement in securing certain government portal contracts, which were signed prior to the time Mr. Thornburgh became a named executive officer. In 2012, Mr. Thornburgh was awarded a bonus of $13,785 for his involvement in securing certain government portal contracts, which were signed prior to the time Mr. Thornburgh became a named executive officer. In addition, Mr. Thornburgh was awarded a sales commission bonus in 2013, 2012 and 2011 of $9,379, $4,517 and $14,760, respectively, for his involvement in securing certain government portal contracts, which were signed prior to the time Mr. Thornburgh became a named executive officer.

For 2013, All Other Compensation for Mr. Thornburgh consists of the following items:

	●	Cash dividend equivalent of $0.35 per share on 15,507 unvested shares of service-based restricted stock declared by the Company in October 2013 – $5,428;
	●	Company 401(k) matching funds earned in 2013 – $3,063; and
	●	Value attributable to the Company’s payment of executive life and disability insurance premiums paid in 2013 – $14,554.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2013

The following table sets forth information concerning grants of restricted stock awards and incentive plan awards to the named executive officers during the fiscal year ended December 31, 2013.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number	Grant Date Fair Value of Stock and
Name	Grant Date	Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)	Threshold (#)(2)	Target (#)(2)	Maximum (#)(2)	of Shares of Stock or Units (#)(3)	Option Awards ($)(4)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(l)

Harry H. Herington	2-5-13	239,750	479,500	800,765	-	-	-	-	-
	2-5-13	-	-	-	17,716	35,431	59,170	-	431,360
	2-5-13	-	-	-	-	-	-	35,431	575,399

Stephen M. Kovzan	2-5-13	91,800	183,600	306,000	-	-	-	-	-
	2-5-13	-	-	-	5,653	11,305	18,842	-	137,639
	2-5-13	-	-	-	-	-	-	11,305	183,593

William F. Bradley, Jr.	2-5-13	91,800	183,600	306,000	-	-	-	-	-
	2-5-13	-	-	-	5,653	11,305	18,842	-	137,639
	2-5-13	-	-	-	-	-	-	11,305	183,593

Robert W. Knapp, Jr.	2-5-13	91,800	183,600	306,000	-	-	-	-	-
	2-5-13	-	-	-	5,653	11,305	18,842	-	137,639
	2-5-13	-	-	-	-	-	-	11,305	185,593

Ron E. Thornburgh	2-5-13	-	62,700	-	-	-	-	-	-
	2-5-13	-	-	-	-	-	-	5,248	85,228

(1)
For Messrs. Herington, Kovzan, Bradley, and Knapp, represents a grant pursuant to the Company’s 2013 MAIPSE that will be paid out to each of the four members of the Executive Leadership Team if certain Company financial performance criteria are satisfied.  The Compensation Committee determined a “target” performance level for the Company for each of three performance criteria (operating income, total revenue and cash flow return on invested capital).  Performance of the Company at the target level will result in an annual cash incentive that is 100% of Mr. Herington’s base salary and 60% of the base salary for Messrs. Kovzan, Bradley, and Knapp.  The Committee also determined a range of possible cash incentives above and below target performance, ranging from 50% of Mr. Herington’s base salary for achieving “threshold” performance to 167% of Mr. Herington’s base salary for achieving “superior” performance, and ranging from 30% of base salary for Messrs. Kovzan, Bradley, and Knapp for achieving “threshold” performance to 100% of base salary for Messrs. Kovzan, Bradley, and Knapp for achieving “superior” performance.  For amounts between the threshold and target levels or between the target and superior levels, straight line interpolation will be used.  No payments are awarded under the plan if threshold performance is not achieved, and no additional payments are awarded for performance in excess of the superior level.  For Mr. Thornburgh, the annual cash incentive will be paid out if the Company achieves a pre-established operating income goal for the year and will result in an award equal to 25% of Mr. Thornburgh’s base salary.  Annual incentive payments equaling approximately 158% of base salary were paid to Mr. Herington, 95% of base salary were paid to Messrs. Kovzan, Bradley, and Knapp and 25% of base salary were paid to Mr. Thornburgh in early 2014 based on the Company’s adjusted fiscal 2013 financial performance in relation to the performance criteria and performance levels included in the respective annual cash incentive plans for 2013, as further discussed in the Compensation Discussion and Analysis section of this Proxy Statement beginning on page 36.  Under the MAIPSE for 2013 for Messrs. Herington, Kovzan, Bradley, and Knapp, the Committee retained sole discretion to reduce or eliminate an executive’s bonus to reflect either (i) the executive’s performance or (ii) unanticipated factors.  In addition, under the plan for 2013, the Committee had the discretion to adjust the calculated annual cash incentive amount (based on actual results vs. target) upwards or downwards by up to the maximum payout allowable under the plan based on the Company’s relative performance to market and/or its peer group for the performance period.  Under the plan for Mr. Thornburgh, Mr. Herington retained sole discretion to recommend the reduction or elimination of Mr. Thornburgh’s bonus to reflect either (i) Mr. Thornburgh’s performance or (ii) unanticipated factors.  For additional information regarding the Company’s 2013 annual cash incentive plans for the NEOs, refer to the Compensation Discussion and Analysis section of this Proxy Statement beginning on page 36.

(2)
For Messrs. Herington, Kovzan, Bradley and Knapp, represents a grant of performance-based restricted stock on February 5, 2013 that will vest in whole or in part on February 5, 2016 if certain Company financial performance criteria are satisfied.  The annual grants of performance-based restricted stock tied to three-year performance periods.  A new three-year period is intended to begin each year.  At the end of each three-year period, members of the Executive Leadership Team receive a number of shares per a pre-defined schedule of threshold, target and superior Company performance.  The three-year performance period for this grant is the three-year period ending December 31, 2015.  Each level of performance is associated with a pre-defined payout, expressed as a percentage of base salary.  The amount of restricted stock to be awarded at the end of each three-year performance period to Mr. Herington for Company performance at the target levels is 120% of the executive’s base salary, and the amount to be awarded to the other members of the Executive Leadership Team for Company performance at target levels is 60% of each executive’s annual base salary.  The grant incorporates a range of possible equity incentives above and below target performance.  For Mr. Herington, this range is from 60% of base salary for achieving threshold performance to 200% of base salary for achieving superior performance.  For the other members of the Executive Leadership Team, this range is from 30% of base salary for achieving threshold performance to 100% of base salary for achieving superior performance.  For each performance measure, no shares are awarded if threshold performance is not achieved, and no additional shares are awarded for performance in excess of the superior level.  For amounts between the threshold and target levels or between the target and superior levels, straight line interpolation, rounded up to the next whole share, will be used to determine the portion of the award that becomes vested.

Each member of the Executive Leadership Team has the opportunity to receive dividend equivalents for any cash dividend declared during the three-year performance period on shares subject to a performance-based restricted stock award, which dividend equivalents are payable in the form of shares of Company common stock, based upon the pro rata number of shares earned and vested under each performance-based restricted stock award.  Such cash dividend amount shall be divided by the fair value of the Company’s common stock on the dividend payment date to determine the maximum number of notional shares to be awarded.  At the end of the three-year performance period and on the date some or all of the shares are paid, a pro rata number of notional dividend shares will be converted into an equivalent number of dividend shares and paid to each member of the Executive Leadership Team based upon the actual number of underlying shares vested during the performance period.  No dividend equivalents are paid on any performance-based restricted stock awards during the three-year performance period.  Such dividend shares are not included in the calculation of the estimated future payouts under equity incentive plan awards.  For additional information regarding the Company’s long-term, equity-based incentives, refer to the Compensation Discussion and Analysis section of this Proxy Statement beginning on page 36.

(3)
For Messrs. Herington, Kovzan, Bradley, Knapp and Thornburgh, represents a grant of service-based restricted stock on February 5, 2013.  The amount of restricted stock awarded to Mr. Herington was 120% of the executive’s base salary, and the amount of restricted stock awarded to Messrs. Kovzan, Bradley, and Knapp was 60% of each executive’s base salary.  The number of shares granted was based upon the closing market price of the Company’s Common Stock on February 5, 2013 of $16.24 per share.  The grant vests in four equal annual installments beginning on February 5, 2014.  The amount of restricted stock awarded to Mr. Thornburgh was 35% of the executive’s base salary.  The number of shares granted was based upon the closing market price of the Company’s Common Stock on February 5, 2013 of $16.24 per share.  The grant vests in four equal annual installments beginning on February 5, 2014.  For additional information regarding the Company’s long-term, equity-based incentives for all of the named executive officers, refer to the Compensation Discussion and Analysis section of this Proxy Statement beginning on page 36.

(4)
Represents the aggregate grant date fair value of such awards, computed in accordance with FASB ASC Topic 718. Pursuant to SEC rules, the amounts shown reflect the probable outcome of performance conditions that affect the vesting of awards granted to the named executive officers.  However, these amounts do not include an estimate of forfeitures related to time-based vesting conditions, and assume that the named executive officer will perform the requisite service to vest in the award.  For assumptions used in determining these values, refer to Note 10 of the Company’s financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the SEC.  The grant date fair value did not reflect future dividends which might be paid on unvested shares of service-based or performance-based restricted stock.  The value of dividends declared on such restricted stock is reported in the All Other Compensation column of the Summary Compensation Table.

OUTSTANDING EQUITY AWARDS AT 2013 FISCAL YEAR-END

The following table sets forth information concerning outstanding restricted stock awards for the named executive officers at December 31, 2013.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Harry H. Herington (2)	-	-	-	-	-	74,959	1,864,230	172,398	4,287,538

Stephen M. Kovzan (3)	-	-	-	-	-	32,527	808,946	68,452	1,702,401

William F. Bradley, Jr. (4)	-	-	-	-	-	32,527	808,946	68,452	1,702,401

Robert W. Knapp, Jr. (5)	-	-	-	-	-	32,527	808,946	68,452	1,702,401

Ron E. Thornburgh (6)	-	-	-	-	-	15,507	385,659	-	-

(1)	The closing sales price per share of the Company’s Common Stock on December 31, 2013, was $24.87.

(2)	At December 31, 2013, Mr. Herington directly owned the following unvested restricted stock awards:

	(i)	7,040 shares of service-based restricted stock, which vest on February 1, 2014;

	(ii)	11,303 shares of service-based restricted stock, which vest in two remaining equal annual installments beginning on March 7, 2014;

	(iii)	21,185 shares of service-based restricted stock, which vest in three remaining equal annual installments beginning on January 30, 2014;

	(iv)	35,431 shares of service-based restricted stock, which vest in four remaining equal annual installments beginning on February 5, 2014;

(v)
50,333 performance-based restricted stock awards (the maximum number of shares which may vest at the end of the three-year performance period ending December 31, 2013, excluding 2,568 dividend shares, which is the maximum number of dividend shares payable for such awards based upon cash dividends declared on or prior to December 31, 2013) issued pursuant to an equity incentive plan which will vest in whole or in part on March 7, 2014, if certain Company financial performance criteria are satisfied;

(vi)
62,895 performance-based restricted stock awards (the maximum number of shares which may vest at the end of the three-year performance period ending December 31, 2014, excluding 2,014 dividend shares, which is the maximum number of dividend shares payable for such awards based upon cash dividends declared on or prior to December 31, 2013) issued pursuant to an equity incentive plan which will vest in whole or in part on January 30, 2015, if certain Company financial performance criteria are satisfied; and

(vii)
59,170 performance-based restricted stock awards (the maximum number of shares which may vest at the end of the three-year performance period ending December 31, 2015, excluding 870 dividend shares, which is the maximum number of dividend shares payable for such awards based upon cash dividends declared on or prior to December 31, 2013) issued pursuant to an equity incentive plan which will vest in whole or in part on February 5, 2016, if certain Company financial performance criteria are satisfied.

(3)	At December 31, 2013, Mr. Kovzan owned the following unvested restricted stock awards:

	(i)	4,014 shares of unvested service-based restricted stock, which vest on February 1, 2014;

	(ii)	6,395 shares of unvested service-based restricted stock, which vest in two remaining equal annual installments beginning on March 7, 2014;

	(iii)	10,813 shares of unvested service-based restricted stock, which vest in three remaining equal annual installments beginning on January 30, 2014;

	(iv)	11,305 shares of unvested service-based restricted stock, which vest in four remaining equal annual installments beginning on February 5, 2014;

(v)
25,581 performance-based restricted stock awards (the maximum number of shares which may vest at the end of the three-year performance period ending December 31, 2013, excluding 1,304 dividend shares, which is the maximum number of dividend shares payable for such awards based upon cash dividends declared on or prior to December 31, 2013) issued pursuant to an equity incentive plan which will vest in whole or in part on March 7, 2014, if certain Company financial performance criteria are satisfied;

(vi)
24,029 performance-based restricted stock awards (the maximum number of shares which may vest at the end of the three-year performance period ending December 31, 2014, excluding 769 dividend shares, which is the maximum number of dividend shares payable for such awards based upon cash dividends declared on or prior to December 31, 2013) issued pursuant to an equity incentive plan which will vest in whole or in part on January 30, 2015, if certain Company financial performance criteria are satisfied; and

(vii)
18,842 performance-based restricted stock awards (the maximum number of shares which may vest at the end of the three-year performance period ending December 31, 2015, excluding 277 dividend shares, which is the maximum number of dividend shares payable for such awards based upon cash dividends declared on or prior to December 31, 2013) issued pursuant to an equity incentive plan which will vest in whole or in part on February 5, 2016, if certain Company financial performance criteria are satisfied.

(4)	At December 31, 2013, Mr. Bradley owned the following unvested restricted stock awards:

	(i)	4,014 shares of unvested service-based restricted stock, which vest on February 1, 2014;

	(ii)	6,395 shares of unvested service-based restricted stock, which vest in two remaining equal annual installments beginning on March 7, 2014;

	(iii)	10,813 shares of unvested service-based restricted stock, which vest in three remaining equal annual installments beginning on January 30, 2014;

	(iv)	11,305 shares of unvested service-based restricted stock, which vest in four remaining equal annual installments beginning on February 5, 2014;

(v)
25,581 performance-based restricted stock awards (the maximum number of shares which may vest at the end of the three-year performance period ending December 31, 2013, excluding 1,304 dividend shares, which is the maximum number of dividend shares payable for such awards based upon cash dividends declared on or prior to December 31, 2013) issued pursuant to an equity incentive plan which will vest in whole or in part on March 7, 2014, if certain Company financial performance criteria are satisfied;

(vi)
24,029 performance-based restricted stock awards (the maximum number of shares which may vest at the end of the three-year performance period ending December 31, 2014, excluding 769 dividend shares, which is the maximum number of dividend shares payable for such awards based upon cash dividends declared on or prior to December 31, 2013) issued pursuant to an equity incentive plan which will vest in whole or in part on January 30, 2015, if certain Company financial performance criteria are satisfied; and

(vii)
18,842 performance-based restricted stock awards (the maximum number of shares which may vest at the end of the three-year performance period ending December 31, 2015, excluding 277 dividend shares, which is the maximum number of dividend shares payable for such awards based upon cash dividends declared on or prior to December 31, 2013) issued pursuant to an equity incentive plan which will vest in whole or in part on February 5, 2016, if certain Company financial performance criteria are satisfied.

(5)	At December 31, 2013, Mr. Knapp owned the following unvested restricted stock awards:

	(i)	4,014 shares of unvested service-based restricted stock, which vest on February 1, 2014;

	(ii)	6,395 shares of unvested service-based restricted stock, which vest in two remaining equal annual installments beginning on March 7, 2014;

	(iii)	10,813 shares of unvested service-based restricted stock, which vest in three remaining equal annual installments beginning on January 30, 2014;

	(iv)	11,305 shares of unvested service-based restricted stock, which vest in four remaining equal annual installments beginning on February 5, 2014;

(v)
25,581 performance-based restricted stock awards the maximum number of shares which may vest at the end of the three-year performance period ending December 31, 2013, excluding 1,304 dividend shares, which is the maximum number of dividend shares payable for such awards based upon cash dividends declared on or prior to December 31, 2013) issued pursuant to an equity incentive plan which will vest in whole or in part on March 7, 2014, if certain Company financial performance criteria are satisfied;

(vi)
24,029 performance-based restricted stock awards (the maximum number of shares which may vest at the end of the three-year performance period ending December 31, 2014, excluding 769 dividend shares, which is the maximum number of dividend shares payable for such awards based upon cash dividends declared on or prior to December 31, 2013) issued pursuant to an equity incentive plan which will vest in whole or in part on January 30, 2015, if certain Company financial performance criteria are satisfied; and

(vii)
18,842 performance-based restricted stock awards (the maximum number of shares which may vest at the end of the three-year performance period ending December 31, 2015, excluding 277 dividend shares, which is the maximum number of dividend shares payable for such awards based upon cash dividends declared on or prior to December 31, 2013) issued pursuant to an equity incentive plan which will vest in whole or in part on February 5, 2016, if certain Company financial performance criteria are satisfied.

(6)	At December 31, 2013, Mr. Thornburgh owned the following unvested restricted stock awards:

	(i)	2,656 shares of unvested service-based restricted stock, which vest on May 4, 2014;

	(ii)	2,598 shares of unvested service-based restricted stock, which vest on July 26, 2014;

	(iii)	5,005 shares of unvested service-based restricted stock, which vest in three remaining equal annual installments beginning on February 21, 2014; and

	(iv)	5,248 shares of unvested service-based restricted stock, which vest in four remaining equal annual installments beginning on February 5, 2014.

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2013

The following table sets forth information concerning stock option exercises and shares of restricted stock acquired on vesting by the named executive officers during the fiscal year ended December 31, 2013.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (1) ($)
(a)	(b)	(c)	(d)	(e)
Harry H. Herington	-	-	60,980	1,034,284

Stephen M. Kovzan	-	-	32,652	554,088

William F. Bradley, Jr.	-	-	32,652	554,088

Robert W. Knapp, Jr.	-	-	32,652	554,088

Ron E. Thornburgh	-	-	6,921	120,149

(1)
The “value realized” on vesting of a restricted stock award is calculated based on the per share closing market price for our common stock on the vesting date of the award multiplied by the number of shares vested.

The “Pension Benefits” and “Non-qualified Deferred Compensation” tables have been omitted because NIC does not provide such compensation.

_________________

EXECUTIVE OFFICERS
_________________

Below is certain information regarding the executive officers of the Company who are not directors.  Mr. Herington, Chief Executive Officer, is profiled under the Directors section which begins on page 23, because he also serves as Chairman of the Board of Directors. Executive officers serve at the pleasure of the Board of Directors.

Name	Age	Positions with the Company
Stephen M. Kovzan	45	Chief Financial Officer
William F. Bradley, Jr.	59	Executive Vice President, Chief Administrative Officer, General Counsel, and Secretary
Robert W. Knapp, Jr.	45	Chief Operating Officer
Ron E. Thornburgh	51	Senior Vice President of Business Development

Stephen M. Kovzan has served as the Company’s Chief Financial Officer since August 2007. Mr. Kovzan joined the Company in October 1999 and served as the Company’s Controller until September 2000, at which time he became the Company’s Vice President of Financial Operations and Chief Accounting Officer, serving as such until August 2007.  After being appointed Chief Financial Officer in August 2007, he also continued to perform the functions of chief accounting officer until January 2011.  Mr. Kovzan currently serves as a manager and officer of various subsidiaries of NICUSA, Inc. Prior to joining the Company, Mr. Kovzan served as a business assurance manager with PricewaterhouseCoopers LLP.  Mr. Kovzan is a Certified Public Accountant and holds a B.S. in business administration from the University of Tulsa and an M.S. in business from the University of Kansas.

William F. Bradley, Jr. was appointed to the positions of Executive Vice President and Chief Administrative Officer in January 2012.  From May 2006 until this appointment, he served as the Company’s Chief Operating Officer.  Mr. Bradley has also served as the Company’s Secretary since May 1998 and General Counsel since July 1998.  In addition, Mr. Bradley served as a director from May 1998 to February 1999 and Executive Vice President of Strategy, Policy and Legal from July 1998 to May 2006.  Mr. Bradley joined one of the original companies in January 1995 that later consolidated to become NIC in 1998.  He served in various executive capacities with the Company’s subsidiaries, including President and CEO of Indiana Interactive from September 1995 to May 2001.  Prior to 1995, he was engaged in the private practice of law in Kansas for fourteen years.  From June 1987 to September 1993, as a volunteer, Mr. Bradley organized and led the ad hoc group that created the Information Network of Kansas (INK), a quasi-state entity.  Mr. Bradley authored the Information Network of Kansas Act, which established the first legal framework for transaction-based, outsourced electronic government.   In addition, he served as INK’s first chairman as it procured and then oversaw the outsourced state portal contract in Kansas.  By reason of his early involvement and efforts, Mr. Bradley is considered a founder of NIC as it became a national company.  Mr. Bradley currently serves as a manager and officer of various subsidiaries of NICUSA, Inc. Mr. Bradley also serves as principal executive officer in several LLCs in the investment and agricultural areas that are not affiliated with NIC.  He holds a B.A. degree in English from the University of Kansas, and a J.D. degree from the University of Kansas School of Law.

Robert W. Knapp, Jr. was appointed to the position of Chief Operating Officer in January 2012.  From February 2009 until this appointment, he served as the Company’s Executive Vice President.  Mr. Knapp joined the Company in November 1999 and has served in various management capacities, including Director of Marketing for the Company’s Indiana portal subsidiary, President and General Manager of the Company’s Kansas portal subsidiary, Regional Manager, and most recently Vice President of Portal Operations.  Mr. Knapp currently serves as a manager and officer of various subsidiaries of NICUSA, Inc. Prior to joining the Company, Mr. Knapp was a director of information systems with Alltel.  Mr. Knapp holds a B.S. in business administration and an M.B.A from the University of Tulsa.

Ron E. Thornburgh is the Company’s Senior Vice President of Business Development, where he leads the Company’s national sales and marketing efforts. Mr. Thornburgh joined the Company in February 2010.  Prior to joining the Company, he served fifteen years as Kansas Secretary of State. In 2002 he was recognized as a Digital Government “Agent of Change” by the Massachusetts Institute of Technology after leading Kansas to national prominence with the introduction of the Kansas Online Uniform Commercial Code filing system in July 2001. He has served on several government association and nonprofit boards, including five-time honorary chairman of the Kansas Law Enforcement Special Olympics Torch Run and Past President of the National Association of Secretaries of State. Mr. Thornburgh holds a Bachelor of Science degree in Criminal Justice from Washburn University.

_________________

EMPLOYMENT AGREEMENTS AND SEVERANCE PAYMENTS
_________________

Employment Agreements

On February 5, 2013, the Company entered into employment agreements with each of Messrs. Herington, Kovzan, Bradley, Knapp and Thornburgh.  These agreements replaced NIC’s prior employment agreements with Messrs. Herington, Kovzan and Bradley that had been in place since 2000.  Messrs. Knapp and Thornburgh did not previously have employment agreements with NIC.  The Compensation Committee determined a new form of employment agreement was appropriate and desirable for the reasons set forth under “Compensation Discussion and Analysis – Agreements with Executive Officers” elsewhere in this Proxy Statement.

The new employment agreements each have substantially the same terms, except with respect to job titles and responsibilities, the amount payable to each executive officer and Mr. Thornburgh’s sales commission bonus paid under Mr. Thornburgh’s sales commission plan described under “Compensation Discussion and Analysis – The Executive Compensation Program for Ron E. Thornburgh” elsewhere in this Proxy Statement.  Mr. Herington currently serves as the Company’s Chief Executive Officer, and was entitled to a minimum annual base salary of $465,500 under his employment agreement.  Mr. Kovzan currently serves as the Company’s Chief Financial Officer, and was entitled to a minimum annual base salary of $297,000 under his employment agreement.  Mr. Bradley currently serves as the Company’s Executive Vice President, Chief Administrative Officer, General Counsel and Secretary, and was entitled to a minimum annual base salary of $297,000 under his employment agreement.  Mr. Knapp currently serves as the Company’s Chief Operating Officer, and was entitled to a minimum annual base salary of $297,000 under his employment agreement.  Mr. Thornburgh currently serves as the Company’s Senior Vice President of Business Development, and was entitled to a minimum annual base salary of $243,500 under his employment agreement.  At its meeting on February 5, 2013, the Board, based upon the recommendation of the Compensation Committee, increased the salaries reflected above by three percent (3%) for 2013.

 In connection with entering into the new employment agreements, Messrs. Herington, Kovzan, Bradley, Knapp, and Thornburgh have each entered into a new proprietary information and inventions agreement and a new non-competition agreement, each of which are substantially similar to the prior forms of agreements entered into between each executive and the Company.  If the executive’s employment with the Company terminates for any reason, the agreements provide collectively that the executive:  (a) will not use any of the Company’s proprietary information without the Company’s prior written consent; (b) will not use any confidential information to compete against the Company or any of the Company’s employees; (c) will not, for three years following termination, solicit any of the Company’s employees or customers; and (d) will not, for two years following termination, own (whether in whole or part), aid, or render services to, directly or indirectly, or engage in certain activities with respect to, any competitor of NIC.

Under the new employment agreements, Messrs. Herington, Kovzan, Bradley, Knapp and Thornburgh are entitled to a minimum annual base salary, which may be increased by the Compensation Committee, as well as other benefits that are generally available to NIC employees.    Each executive is also entitled to: (a) paid vacation; (b) reimbursement of reasonable and necessary business expenses incurred by the executive in connection with his duties in accordance with the Company’s policies; and (c) participate in and receive benefits under executive life insurance and disability policies.  Messrs. Herington, Kovzan, Bradley and Knapp are also entitled to participate, at a level commensurate with his position, in the Company’s annual performance-based cash bonus plan and long-term equity incentive plan. For Mr. Herington, the minimum target amount payable under the annual performance-based cash bonus plan is 80% of the executive’s salary and the minimum target amounts under the service-based and performance-based components of the long-term equity incentive plan are 75% and 100% of the executive’s salary, respectively.  For Messrs. Kovzan, Bradley and Knapp, the minimum target amount payable under each plan, including under both the service-based and performance-based components of the long-term incentive plan, is 60% of the executive’s salary.  Mr. Thornburgh is entitled to participate in the Company’s annual cash incentive award plan and the service-based component of the long-term equity incentive plan.  For Mr. Thornburgh, the minimum target amount payable under the annual cash incentive plan is 25% of the executive’s salary and the minimum target amount payable under the service-based component of the long-term equity incentive plan is 35% of the executive’s salary. Mr. Thornburgh is also entitled to sales commission under the sales commission bonus plan.

Each of the new employment agreements has a three-year term, and unless notice is provided at least six months prior to the end of the respective term, automatically renews for additional three-year terms.

Payments upon Termination of Employment or Change of Control

The following discussion summarizes each of the new employment agreements and describes the payments and benefits that would be provided to each of the named executive officers if their employment was terminated, including termination in connection with a change of control of NIC, in each case, as of December 31, 2013.

Under the new employment agreements which became effective February 5, 2013, the Company may terminate the employment of the executive at any time, with or without “Cause,” or the executive may voluntarily terminate his employment for “Good Reason” or at any time and for any reason.  “Cause” is defined in the new employment agreements as the executive’s conviction of any felony or willful and deliberate failure to perform such executive’s customary duties in a manner consistent with the manner reasonably prescribed by the Board (other than any failure resulting from incapacity due to physical or mental illness, disability or death).  “Good Reason” is defined in the new employment agreements generally as: (a) any material reduction in the executive’s compensation; (b) requiring the executive to relocate more than 60 miles from the Company’s current location; or (c) any material breach of the employment agreement by the Company.

Cash Severance Payments – New Employment Agreements. Under the new employment agreements, upon the executive's termination for any reason, the executive will receive: (a) accrued and unpaid salary through the termination date; (b) any earned but unpaid annual bonus for a previously completed fiscal year (but not for the year in which the termination occurs); (c) reimbursement of reimbursable expenses; (d) COBRA continuation coverage benefits and other employee benefits through the termination date; and (e) such other compensation, if any, which the Company’s Board of Directors may elect to pay or grant (collectively, the "Base Termination Benefits").  If the Company terminates the executive for Cause, or the executive voluntarily terminates his employment without Good Reason, the executive would only be entitled to the foregoing benefits.

 Under the new employment agreements, if the Company terminates the executive without Cause or if the executive resigns for Good Reason, the executive is entitled to receive, in addition to the Base Termination Benefits: (a) a lump sum severance payment equal to the sum of (1) two times the executive’s base salary, (2) two times the executive’s largest annual cash incentive bonus during the preceding three annual incentive periods, and (3) the amount of any award for such year of termination as if the target performance for such plan year had been achieved (subject to certain limitations relating to Section 162(m) of the Internal Revenue Code) under which, if applicable, the amount would be based and only payable upon actual performance; and (b) a lump sum payment equal to 150% of the Company’s portion of annual costs associated with the medical and health benefits coverage of the executive, and if applicable, the executive’s family.

As described further below, the executive may also be entitled to certain severance pay if a “Change of Control” of the Company occurs, and within either the six-month period ending on the date of the “Change of Control” or the 18-month period beginning on the date of the “Change of Control,” the executive’s employment is terminated without Cause or the executive terminates employment for Good Reason.  In such event, the executive is entitled to receive, in addition to the Base Termination Benefits: (a) a lump sum severance payment equal to the sum of (1) two times the executive’s base salary, (2) two times the executive’s largest annual cash incentive bonus during the preceding three annual incentive periods, and (3) the amount of any award for such year of termination as if the target performance for such plan year had been achieved; (b) a lump sum payment equal to 150% of the Company’s portion of annual costs associated with the medical and health benefits coverage of the executive, and if applicable, the executive’s family; and (c) solely with respect to Mr. Thornburgh who participates in a separate sales commission bonus plan, during the three-year period following the Change of Control, the lesser of (y) the yearly commission as it was calculated to be paid under the plan prior to the Change of Control or (z) the average of the yearly commissions paid each year for years two through the year of the Change of Control. The new employment agreements provide for reductions in the amounts payable to the extent the present value of compensation would more likely than not be non-deductible under Section 280G of the Internal Revenue Code.

Under the new employment agreements, a “Change of Control” will be deemed to have occurred if: (a) any person (other than a trustee or a fiduciary holding securities under the Company’s employee benefit plan) becomes the beneficial owner (as that term is defined in Rule 13d-3 under the Exchange Act) of 30% or more of the Company’s Common Stock; (b) a merger or consolidation of the Company is consummated with another company, other than a merger or consolidation in which the stockholders of the Company own 50% or more of the voting stock of the surviving corporation; (c) “Continuing Directors” (defined to include current Board members and future directors approved by a majority of continuing directors) no longer constitute at least a majority of the Company’s board; (d) the sale of all or substantially all of the assets of the Company; or (e) the liquidation or dissolution of the Company.

In the event of the executive’s death, the executive’s designated beneficiaries will be entitled to receive, in addition to the Base Termination Benefits, the proceeds of the executive’s life insurance proceeds from the executive’s Company-provided life insurance policy, which is a 20-year term policy, for two times the executive’s base salary.

If the Company terminates the executive’s employment due to disability (as defined in the Company’s disability policies), the executive is entitled to receive, in addition to the Base Termination Benefits, certain salary continuation and other benefits pursuant to the new employment agreements and the Company’s disability policies.  Under the new employment agreements, for a period of one year following the date of disability, the executive is entitled to receive (i) his base salary at the rate in effect at the time of disability, less the amount of any payments made to executive under the Company’s disability policies, and (ii) standard Company benefits.  Following this one year period, the executive is then entitled to receive only payments under the Company’s disability policies.  The Company’s disability policies available to the executives include a policy that is generally available to all other Company employees, as well as additional policies for key Company executives.  Under these additional Company-provided policies, each executive is guaranteed to receive $15,000 per month for life, as well as an additional amount of $5,098 to $25,000 per month that is subject to requalification and a new age-adjusted premium after three years, and a lump sum payment of $1,000,000 if the executive is disabled for more than 365 days.  The lump sum payment is intended to account for future expected earnings increases that the executive would no longer receive due to disability.

Cash Severance Payments – Annual Incentive Plan. Messrs. Herington, Kovzan, Bradley, Knapp, and Thornburgh are each eligible participants under the Company’s annual cash incentive plans, which provide each executive with an annual cash incentive payment generally based on a percentage of his base salary if and to the extent pre-established Company performance goals are met for a given one-year performance period.  The performance goals and potential payment amounts are established on an annual basis.

Under the plans, if the executive voluntarily terminates his employment (other than for Good Reason, which is governed by his new employment agreement, or retirement) or if the executive’s employment is terminated for “Cause,” all amounts payable to the executive under the annual cash incentive plan are forfeited.  The plan references the executive’s employment agreement for the definition of “Cause.”  If the executive's employment is terminated prior to the end of the performance period due to death, disability or retirement, the executive will be entitled to a pro rata portion of the annual cash incentive payment based upon the number of days the executive was employed during the performance period and the Company’s actual performance (only if such performance is met).  Under the new employment agreements, payments of incentive cash compensation for the applicable year of a termination of employment relating to a “Change of Control” would be governed by the new employment agreements rather than the annual cash incentive plan.

Restricted Stock. Messrs. Herington, Kovzan, Bradley and Knapp have two forms of restricted stock agreements for each year awards are granted that govern the terms of each of the executive’s restricted stock awards granted under the Company’s 2006 Amended and Restated Stock Option and Incentive Plan (the “2006 Plan”).  One form of agreement requires no execution by the recipient, applies automatically upon award, and is the same for all Company recipients of service-based restricted stock awards granted under the 2006 Plan.  This agreement governs the terms of the executive’s service-based restricted stock awards (the “Service-Based Restricted Stock Agreement”).  The service-based restricted stock awards do not contain a performance component and vest ratably over a four-year service period following the date of grant.  Mr. Thornburgh’s service-based restricted stock award is also subject to the Service-Based Restricted Stock Agreement for each award, which defines the calculation methodology. His service-based restricted stock awards do not contain a performance component and vest ratably over a four-year service period following the date of grant.

The other form of agreement governs the terms of the executive’s performance-based restricted stock awards (the “Performance-Based Restricted Stock Agreement”) and a copy of the agreement is executed by the executive in connection with the grant of performance-based stock each year.  The performance-based restricted stock awards are tied to a three-year performance period and the actual number of shares (including dividend shares payable for such awards), if any, vested at the end of the period is based on pre-established Company performance goals.  The Performance-Based Restricted Stock Agreements entered into by Messrs. Herington, Kovzan, Bradley, and Knapp are in substantially the same form, except for provisions regarding the number of shares to be awarded at the end of the performance period.  Mr. Thornburgh does not receive performance-based restricted stock awards.

The treatment of restricted stock upon termination of employment is governed by the new employment agreements and the Restricted Stock Agreements described above. Under the new employment agreements, if the Company terminates the executive without Cause or if the executive resigns for Good Reason, the executive is entitled to receive, with respect to equity incentives: (a) for time-based or service-based equity awards, accelerated exercisability, vesting or the lapse of restrictions, as the case may be, for such awards; and (b) for performance-based equity awards, payments or vesting as if the target performance had been achieved (subject to certain limitations relating to Section 162(m) of the Internal Revenue Code under which, if applicable, the amount would be based and payable only upon actual performance).

Under the new employment agreements, if a Change of Control of the Company occurs, and within either the six-month period ending on the date of the Change of Control or the 18-month period beginning on the date of the Change of Control, the executive’s employment is terminated without Cause or the executive terminates employment for Good Reason, the executive will receive, with respect to equity incentives: (a) for time-based or service-based equity awards, accelerated exercisability, vesting or the lapse of restrictions, as the case may be, for such awards; and (b) for performance-based equity awards, accelerated exercise, vesting or lapse of restrictions, as the case may be, for such awards, as if target performance for such award had been achieved. The new employment agreements provide for reductions in the amounts payable to the extent the present value of compensation would more likely than not be non-deductible under Section 280G of the Internal Revenue Code.

The Service-Based Restricted Stock Agreements and Performance-Based Restricted Stock Agreements continue to apply to a Change of Control or termination of employment from and after February 5, 2013 only to the extent that the new employment agreements are not applicable. Under the Service-Based Restricted Stock Agreements, if the executive’s employment is terminated for any reason, including retirement, death or disability, all outstanding unvested shares of restricted stock under the Service-Based Restricted Stock Agreement are forfeited.  Under the Performance-Based Restricted Stock Agreements, if the executive’s employment is terminated for any reason, other than in the case of death, disability or a Change of Control (as described above), all undelivered shares of restricted stock under the Performance-Based Restricted Stock Agreement are forfeited (including dividend shares payable for such awards), provided that if the executive’s employment is terminated for death or disability, the executive is entitled to a pro rata portion of the undelivered shares (including dividend shares payable for such awards) based upon the number of months the executive was employed during the performance period and the Company’s actual performance (only if such performance is met).

The following table is a summary of the aforementioned payments and benefits that would be provided to each of the named executive officers if (i) their employment was terminated or (ii) their employment was terminated in connection with a change of control of NIC, in each case, as of December 31, 2013.

Name and Form of Payment	Involuntary Termination w/o Cause or Voluntary Termination w/ Good Reason (Other than in Connection w/ Change of Control)	Involuntary Termination for Cause or Voluntary Termination w/o Good Reason	Retirement	Death	Disability	Involuntary Termination w/o Cause or Voluntary Termination w/ Good Reason in Connection w/ Change of Control
	(Note 1)	(Note 2)	(Note 3)	(Note 4)	(Note 5)	(Note 6)
Harry H. Herington
Severance	$1,966,434	$-	$-	$-	$1,480,000	$1,966,434
Life, Health & Other Benefits	50,538	26,050	26,050	985,050	67,002	50,538
Annual Incentive Plan	759,738	-	759,738	759,738	759,738	479,500
Service-Based Restricted Stock	1,864,230	-	-	-	-	1,864,230
Performance-Based Restricted Stock	2,589,249	-	-	2,589,249	2,589,249	2,635,185
Total	$7,230,189	$26,050	$785,788	$4,334,037	$4,895,989	$6,995,887

Stephen M. Kovzan
Severance	$1,159,248	$-	$-	$-	$1,401,196	$1,159,248
Life, Health & Other Benefits	42,730	18,242	18,242	630,242	48,667	42,730
Annual Incentive Plan	183,600	-	290,903	290,903	290,903	183,600
Service-Based Restricted Stock	808,946	-	-	-	-	808,946
Performance-Based Restricted Stock	1,031,995	-	-	1,031,995	1,031,995	1,050,676
Total	$3,226,519	$18,242	$309,145	$1,953,140	$2,772,761	$3,245,200

William F. Bradley, Jr.
Severance	$1,159,248	$-	$-	$-	$1,401,196	$1,159,248
Life, Health & Other Benefits	45,967	21,479	21,479	633,479	67,556	45,967
Annual Incentive Plan	290,903	-	290,903	290,903	290,903	183,600
Service-Based Restricted Stock	808,946	-	-	-	-	808,946
Performance-Based Restricted Stock	1,031,995	-	-	1,031,995	1,031,995	1,050,676
Total	$3,337,059	$21,479	$312,382	$1,956,377	$2,791,650	$3,248,437

Robert W. Knapp, Jr.
Severance	$1,159,248	$-	$-	$-	$1,433,200	$1,159,248
Life, Health & Other Benefits	43,466	18,978	18,978	630,978	49,400	43,466
Annual Incentive Plan	290,903	-	290,903	290,903	290,903	183,600
Service-Based Restricted Stock	808,946	-	-	-	-	808,946
Performance-Based Restricted Stock	1,031,995	-	-	1,031,995	1,031,995	1,050,676
Total	$3,334,558	$18,978	$309,881	$1,953,876	$2,805,498	$3,245,936

Ron E. Thornburgh
Severance	$623,360	$-	$-	$-	$1,250,805	$623,360
Life, Health & Other Benefits	41,128	16,640	16,640	518,250	51,095	41,128
Annual Incentive Plan	62,700	-	62,700	62,700	62,700	62,700
Service-Based Restricted Stock	15,507	-	-	-	-	15,507
Sales Commission Bonus Plan	-	-	-	-	-	89,075
Total	$742,695	$16,640	$79,340	$580,950	$1,364,600	$831,770

(1)
“Severance” amount includes a lump sum payment equal to the sum of: (i) two (2) times the executive’s base salary in effect on the date of termination; and (ii) two (2) times the largest cash award received by the executive under the Annual Incentive Plan during the immediately preceding three annual incentive periods.  “Life, Health and Other Benefits” amount includes: (i) payment of accrued paid vacation time; and (ii) a lump sum payment equal to 150% of the Company’s portion of the annual costs (determined as of the date of termination) associated with providing the executive and eligible family members with medical and health benefits coverage under the Company’s group health plans.  “Annual Incentive Plan” amount includes the amount of any cash award under the Annual Incentive Plan payable for the year of the executive’s termination, which: (i) for Mr. Kovzan is payable based upon target performance; and (ii) for all other executives, is payable based solely upon actual performance.  “Service-Based Restricted Stock” amount includes the market value of unvested service-based restricted stock subject to accelerated vesting.  “Performance-Based Restricted Stock” amount includes the market value of unvested performance-based restricted stock subject to accelerated vesting, which vests and is payable based solely upon actual performance (which for current performance periods that have not yet been completed is being estimated by extrapolating from the actual performance during the completed portion of such periods).

(2)	“Life, Health and Other Benefits” amount includes payment of accrued paid vacation time.

(3)
“Life, Health and Other Benefits” amount includes payment of accrued paid vacation time.  “Annual Incentive Plan” amount includes the pro rata amount of any cash award under the Annual Incentive Plan payable for the year of the executive’s termination (based on the number of days worked) based solely upon actual performance.

(4)
“Life, Health and Other Benefits” amount includes: (i) payment of accrued paid vacation time; and (ii) payment of the proceeds from the executive’s life insurance policy payable by the insurer, the proceeds of which are equal to two (2) times the executive’s base salary. “Annual Incentive Plan” amount includes the pro rata amount of any cash award under the Annual Incentive Plan payable for the year of the executive’s termination (based on the number of days worked) based solely upon actual performance.  “Performance-Based Restricted Stock” amount includes the market value of a pro rata portion of unvested performance-based restricted stock subject to accelerated vesting (based on the number of months worked during the performance period), which vests and is payable based solely upon actual performance.

(5)
“Severance” amount includes salary continuation benefits payable to the executives under their respective employment agreements and the Company’s disability policies.  Under the employment agreements, each executive is entitled to salary continuation benefits for a period of one year following the date of disability consisting of a payment equal to such executive’s base salary then in effect, reduced by payments made to the executive under the Company’s disability policies.  Following the one year period, the executive is then to receive only payments under the Company’s disability policies.  Under the Company’s disability policies, each executive is also entitled to a lump sum payment of $1,000,000 if the executive is disabled for more than 365 days.  “Severance” amount reflects the amount which each executive would receive if such executive qualified as disabled for a one year period and therefore reflects the payment of the salary continuation benefit for one year and the lump sum payment.  For each executive, except Mr. Thornburgh, the entire amount of the salary continuation benefit would be paid under the Company’s disability policies because the amount payable under such policies would exceed their base salary, such amounts payable as follows: Mr. Herington ($480,000); Mr. Kovzan ($401,196); Mr. Bradley ($401,196); and Mr. Knapp ($433,200).  For Mr. Thornburgh, $241,176 of the salary continuation benefit would be paid under the Company’s disability policies and $9,629 would be paid by the Company.  “Life, Health and Other Benefits” amount includes: (i) payment of accrued paid vacation time; and (ii) the value of medical, dental, supplemental life, life and disability insurance premiums paid by the Company for each executive for a period of one year following termination due to disability.  “Annual Incentive Plan” amount includes the pro rata amount of any cash award under the Annual Incentive Plan payable for the year of the executive’s termination (based on the number of days worked) based solely upon actual performance.  “Performance-Based Restricted Stock” amount includes the market value of a pro rata portion of unvested performance-based restricted stock subject to accelerated vesting (based on the number of months worked during the performance period), which vests and is payable based solely upon actual performance.

(6)
“Severance” amount includes a lump sum payment equal to the sum of: (i) two (2) times the executive’s base salary in effect on the date of termination; and (ii) two (2) times the largest cash award received by the executive under the Annual Incentive Plan during the immediately preceding three annual incentive periods.  “Life, Health and Other Benefits” amount includes: (i) payment of accrued paid vacation time; and (ii) a lump sum payment equal to 150% of the Company’s portion of the annual costs (determined as of the date of termination) associated with providing the executive and eligible family members with medical and health benefits coverage under the Company’s group health plans.  “Annual Incentive Plan” amount includes the amount of any cash award under the Annual Incentive Plan payable for the year of the executive’s termination as if target performance had been achieved.  “Service-Based Restricted Stock” amount includes the market value of unvested service-based restricted stock subject to accelerated vesting.  “Performance-Based Restricted Stock” amount includes the market value of unvested performance-based restricted stock subject to accelerated vesting, which vests as if target performance for such awards had been achieved.  For Mr. Thornburgh, “Sales Commission Bonus Plan” amount includes aggregate payments to be received under the Sales Commission Plan following his termination in connection with a change of control.  Under his employment agreement, Mr. Thornburgh would be entitled to receive, each year during the three-year period following a change of control, a payment equal to the lesser of (i) the yearly commission as it was calculated to be paid under the Sales Commission Bonus Plan prior to the change of control or (ii) the average of the yearly commission actually paid each year for years two through the year of the change of control.  The amount reflected for Mr. Thornburgh is based on the average of commissions paid in 2012 and 2013.

(7)	Market value is based on the closing sales price per share of the Company’s Common Stock on December 31, 2013 of $24.87 per share.

_________________

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
_________________

The following table sets forth, as of March 7, 2014, certain information about shares of the Company’s Common Stock beneficially owned by (i) each director; (ii) each stockholder who the Company knows is a beneficial owner of more than 5% of the outstanding shares of the Company’s Common Stock (based on SEC filings); (iii) the named executive officers, and (iv) all directors and named executive officers as a group.  Unless otherwise provided in the table below, the mailing address of the 5% beneficial owners is NIC Inc., 25501 West Valley Parkway, Suite 300, Olathe, Kansas 66061.

	Shares Beneficially Owned(1)
	Number	Percentage(2)
Named Executive Officers and Directors

Ross C. Hartley (3)	1,679,867	2.5%
William F. Bradley, Jr. (4)	1,092,655	1.7%
Harry H. Herington (5)	971,726	1.5%
Stephen M. Kovzan (6)	204,911	*
Robert W. Knapp, Jr. (7)	130,940	*
Ron E. Thornburgh (8)	25,177	*
Art N. Burtscher (9)	206,313	*
Daniel J. Evans (10)	139,056	*
Pete Wilson (11)	89,316	*
Alexander C. Kemper (12)	45,101	*
William M. Lyons (13)	37,597	*
Karen S. Evans (14)	10,658	*
C. Brad Henry (15)	10,658	*
All executive officers and directors as a group (13 persons) (16)	4,643,975	7.0%

5% Stockholders

Brown Capital Management, LLC (17) 1201 N. Calvert Street Baltimore, Maryland 21202	8,383,697	12.7%

BlackRock, Inc. (18) 40 East 52nd Street New York, New York 10022	6,697,901	10.2%

Macquarie Group Limited (19) No. 1 Marin Place Sydney, New South Wales, Australia	4,819,531	7.3%

The Vanguard Group, Inc. (20) 100 Vanguard Blvd. Malvern, Pennsylvania 19355	3,848,666	5.8%

*Less than 1%

(1)
This table is based upon information supplied by officers, directors, principal stockholders and the Company’s transfer agent, and information contained in Schedules 13D and 13G filed with the SEC. Unless otherwise noted in the footnotes to this table, the Company believes each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.  Applicable percentages are based on 65,883,722 shares of the Company’s Common Stock outstanding as of March 7, 2014, adjusted as required by the rules promulgated by the SEC.

(2)
For purposes of determining percentages of shares beneficially owned, the Company does not include in the number of outstanding shares those shares subject to performance-based restricted awards which are not scheduled to vest within 60 days of March 7, 2014, because the holders of such shares have no voting or disposition rights with respect to the shares.  All shares subject to service-based restricted stock awards, which have voting rights, are included in outstanding shares.

(3)
Shares beneficially owned by Mr. Hartley include 56,375 shares directly owned, including 11,828 shares of unvested service-based restricted stock, as well as 1,552,500 shares owned by Ross C. Hartley Family Investments LLC and 70,992 shares held in a trust for the benefit of Mr. Hartley’s son for which Mr. Hartley is the trustee.  In his Schedule 13D filings with the SEC, Mr. Hartley reported that he and his spouse have shared voting and dispositive power over the shares held by Ross C. Hartley Family Investments LLC and that his spouse holds a majority of the voting interest in Ross C. Hartley Family Investments LLC.

(4)	Shares beneficially owned by Mr. Bradley include 1,092,655 shares directly owned, including 28,344 shares of unvested service-based restricted stock.

(5)
Shares beneficially owned by Mr. Herington include 971,726 shares directly owned, including 75,993 shares of unvested service-based restricted stock and 27,758 shares held for the benefit of Mr. Herington’s minor children.

(6)	Shares beneficially owned by Mr. Kovzan include 204,911 shares directly owned, including 28,344 shares of unvested service-based restricted stock.

(7)	Shares beneficially owned by Mr. Knapp include 130,940 shares directly owned, including 28,344 shares of unvested service-based restricted stock.

(8)	Shares beneficially owned by Mr. Thornburgh include 25,177 shares directly owned, including 17,049 shares of unvested service-based restricted stock.

(9)	Shares beneficially owned by Mr. Burtscher include 206,313 shares directly owned, including 11,828 shares of unvested service-based restricted stock.

(10)	Shares beneficially owned by Governor Evans include 139,056 shares directly owned, including 11,828 shares of unvested service-based restricted stock.

(11)	Shares beneficially owned by Governor Wilson include 89,316 shares directly owned, including 11,828 shares of unvested service-based restricted stock.

(12)
Shares beneficially owned by Mr. Kemper include 35,101 shares directly owned, including 11,828 shares of unvested service-based restricted stock and 10,000 shares owned by the 2012 Alexander Charles Kemper Family Irrevocable Trust for which Mr. Kemper’s spouse is the trustee.

(13)	Shares beneficially owned by Mr. Lyons include 37,597 shares directly owned, including 11,828 shares of unvested service-based restricted stock.

(14)	Shares beneficially owned by Ms. Evans include 10,658 shares directly owned, including 8,417 shares of unvested service-based restricted stock.

(15)	Shares beneficially owned by Governor Henry include 10,658 shares directly owned, including 8,417 shares of unvested service-based restricted stock.

(16)	Shares held by all executive officers and directors as a group include 265,876 shares of unvested service-based restricted stock.

(17)
Based on information set forth in Amendment No. 6 to the Schedule 13G filed with the SEC on February 13, 2014.  According to the Schedule 13G, as amended, shares beneficially owned by Brown Capital Management, LLC include 8,383,697 shares owned by various investment advisory clients of Brown Capital Management, LLC, which is deemed to be a beneficial owner of those shares pursuant to Rule 13d-3 under the Exchange Act due to its discretionary power to make investment decisions over such shares for its clients and its ability to vote such shares.

(18)
Based on information set forth in Amendment No. 3 to the Schedule 13G filed with the SEC on January 10, 2014.  According to the Schedule 13G, shares beneficially owned by BlackRock, Inc. include 6,697,901 shares owned by various investment advisory clients of BlackRock, Inc. which is deemed to be a beneficial owner of those shares pursuant to Rule 13d-3 under the Exchange Act due to its discretionary power to make investment decisions over such shares for its clients and its ability to vote such shares.

(19)
Based on information set forth in the Schedule 13G filed with the SEC on February 14, 2014.  According to the Schedule 13G, shares beneficially owned by Macquarie Group Limited include 4,819,531 shares of which it is deemed to be a beneficial owner as a result of its ownership of Macquarie Bank Limited, Delaware Management Holdings Inc. and Delaware Management Business Trust.  The filing further indicates that the Macquarie Group Limited has sold dispositive power, shared dispositive power, sole voting power, and shared voting power over no shares.  Delaware Management Holdings Inc. has sole voting power and sole dispositive power over 4,819,531 shares, and Delaware Management Business Trust has sole voting power and sold dispositive power over 4,819,531 shares.

(20)
Based on information set forth in the Schedule 13G filed with the SEC on February 6, 2014.  According to the Schedule 13G, shares beneficially owned by Vanguard Group, Inc. include 3,848,666 shares owned by various investment advisory clients of Vanguard Group, Inc. which is deemed to be a beneficial owner of those shares pursuant to Rule 13d-3 under the Exchange Act due to its discretionary power to make investment decisions over such shares for its clients and its ability to vote such shares.

The SEC requires the Company’s directors and officers, and stockholders who own more than 5% of the Company’s Common Stock, to report their ownership of the Company’s Common Stock and any changes in that ownership to the SEC and NASDAQ.  Officers and directors, and stockholders owning more than 5% of the Company’s Common Stock, must provide the Company with copies of all such forms that they file.

_________________

ADVISORY VOTE ON EXECUTIVE COMPENSATION
(PROPOSAL NO. 3 ON PROXY CARD)
_________________

As required by Section 14A of the Exchange Act, the Company is asking stockholders to approve, on an advisory basis, the compensation for the named executive officers disclosed in these materials.  This proposal, commonly referred to as a “say on pay” proposal, gives stockholders the opportunity to express their views on the compensation of the named executive officers.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers and the Company’s compensation program.

The Company is asking stockholders to approve the 2013 compensation of our named executive officers as disclosed in these materials by adopting the following advisory resolution at the 2014 Annual Meeting:

“RESOLVED, that in the advisory opinion of a majority of the stockholders of the Company voting the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

At the Company’s prior Annual Meeting of Stockholders held in May 2013, a substantial majority of the votes cast on the “say on pay” resolution were voted in favor of the resolution.

As described in detail under “Compensation Discussion and Analysis” the Company’s compensation program is designed to motivate its executives to create, evolve and grow a successful company.  The Company believes that its executive compensation program, with its balance of short-term incentives (including performance-based cash bonus awards) and long-term incentives (including service-based and performance-based restricted stock that vests over a period of years), which was influenced by evaluating the executive compensation of peer companies and the broader market, rewards sustained performance that is aligned with long-term stockholder interests.  Stockholders are encouraged to read the “Executive Compensation,” “Compensation Discussion and Analysis” and “Employment Agreements and Severance Payments” sections of this proxy statement, the accompanying compensation tables and related narrative disclosure included in the “Compensation Tables” section of this proxy statement and the other compensation-related disclosure contained elsewhere in this proxy statement for more information regarding our executive compensation program.

Although this vote is non-binding, the Board of Directors and the Compensation Committee, which is comprised of independent directors, will continue to consider the outcome of the vote when making future executive compensation decisions.  The Company currently submits the compensation of named executive officers to an advisory vote of stockholders on an annual basis.

The Board of Directors unanimously recommends that stockholders advise the Company with a vote FOR approval of the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

_________________

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
(PROPOSAL NO. 4 ON PROXY CARD)
_________________

The Audit Committee considered the performance and qualifications of PricewaterhouseCoopers LLP, the Company’s current independent registered public accounting firm.  In consultation with management and PricewaterhouseCoopers LLP, the Audit Committee also considered whether the provision of services by the independent registered public accounting firm is compatible with maintaining the independence of PricewaterhouseCoopers LLP.  The Audit Committee has reappointed PricewaterhouseCoopers LLP to audit the Company’s consolidated financial statements and the Company’s internal control over financial reporting for the year ending December 31, 2014.

Fees billed to the Company by PricewaterhouseCoopers LLP for services incurred related to fiscal year 2013 and 2012 were as follows:

	2013	2012
Audit fees	$664,000	$653,000
Audit-related fees	-	120,000
Tax fees	316,000	224,000
All other fees	-	-
Total fees	$980,000	$997,000

Audit fees include audits of the annual consolidated financial statements on Form 10-K and reviews of quarterly consolidated financial statements on Form 10-Q, as well as the audit of the Company’s internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002.  For 2013 and 2012, audit fees also included regulatory audits, audits of financial statements for certain subsidiaries of the Company and services rendered in connection with an SEC investigation and Audit Committee review of expense reporting by certain officers of the Company.  Audit-related fees primarily include audits of benefit plan financial statements and reporting standards and internal controls and attest services relating to Statement on Standards for Attestation Engagements No. 16 reports.  Tax fees consist primarily of fees billed for tax compliance and, to a lesser extent, tax advice.

The Audit Committee has adopted policies and procedures for the pre-approval of all fee estimates and services to be provided by the independent registered public accounting firm to the Company and its subsidiaries.  The Audit Committee’s policy is to pre-approve all auditing services and non-audit services to be provided by the independent registered public accounting firm.  Additionally, each permissible non-audit service provided in 2013 and 2012 was reviewed and pre-approved by the Audit Committee.

The Company expects that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting.  They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The affirmative vote of the holders of a majority of all the outstanding shares of Common Stock present or represented at the Annual Meeting and entitled to vote thereon is required to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.  Proxies solicited by the Board will be voted in favor of ratification unless a stockholder has indicated otherwise on the proxy.  If this appointment is not ratified by the stockholders, the Audit Committee will reconsider the appointment.

The Board of Directors recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2014.

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SUBMISSION OF STOCKHOLDER PROPOSALS
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A stockholder may submit a proposal for inclusion in the Company’s 2015 Proxy Statement.  In order for the proposal to be considered, the Company must receive the proposal no later than November 21, 2014.  All proposals must comply with the rules of the SEC for eligibility and type of stockholder proposal.  Stockholder proposals should be addressed to:

Corporate Secretary
NIC Inc.
25501 West Valley Parkway, Suite 300
Olathe, Kansas 66061

If a stockholder does not wish to submit a proposal for inclusion in next year’s proxy statement, but instead wishes to present it directly at the 2015 Annual Meeting, NIC’s Bylaws require that the Company receive the proposal no earlier than January 6, 2015 and not later than February 5, 2015, and that the stockholder submitting the proposal and the proposal meet certain requirements specified by the Bylaws.  Requests for a copy of the Bylaw requirements should be addressed to the Corporate Secretary at the address provided above.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
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Based solely on review of the copies of such reports and written representations provided to the Company, the Company believes that all required filings in 2013 were made in a timely fashion.

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
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None of the persons who served on the Company’s Compensation Committee during the last completed fiscal year (Art. N. Burtscher, Daniel J. Evans, Karen S. Evans (January 1, 2013 through May 7, 2013), C. Brad Henry, Alexander C. Kemper, William M. Lyons (January 1, 2013 through May 7, 2013)  and Pete Wilson) (i) was formerly an officer of the Company; (ii) during the last fiscal year, was an officer or employee of the Company; or (iii) had any relationship requiring disclosure under Item 404 of Regulation S-K.

None of the Company’s executive officers, during the last completed fiscal year, served as a (i) member of the compensation committee of another entity, one of whose executive officers served on the Company’s Compensation Committee; (ii) director of another entity, one of whose executive officers served on the Company's Compensation Committee; or (iii) member of the compensation committee of another entity, one of whose executive officers served as the Company’s director.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
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Policy and Procedures with Respect to Related Person Transactions

NIC has adopted a written policy governing the review, approval or ratification of “Related Person Transactions,” as described below (the “Policy”).

Related Person Transactions

For the purposes of the Policy, a “Related Person Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and in which any Related Person had, has or will have a direct or indirect material interest.

For purposes of the Policy, a “Related Person” means: (1) any person who is, or at any time since the beginning of NIC’s last fiscal year was, a director or executive officer of NIC or a nominee to become a director of NIC; (2) any person who is known to be the beneficial owner of more than 5% of any class of NIC’s voting securities; (3) any immediate family member of any of the foregoing persons (as defined in the Policy) and any person (other than a tenant or employee) sharing the household of any of the foregoing persons; and (4) any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

Approval Procedures

Related Person Transactions that are identified as such prior to their consummation or amendment shall be consummated or amended only if the following steps are taken:

(1)
Prior to entering into the Related Person Transaction (a) the Related Person, (b) the director, executive officer, nominee or beneficial owner who is an immediate family member of the Related Person, or (c) the business unit or function/department leader responsible for the potential Related Person Transaction shall provide notice to the Corporate Governance and Nominating Committee (the “Committee”) of the facts and circumstances of the proposed Related Person Transaction, including certain information specified in the Policy.  The Committee will assess whether the proposed transaction is a Related Person Transaction for purposes of this policy.

(2)
If the Committee determines that the proposed transaction is a Related Person Transaction, the proposed Related Person Transaction shall be submitted to the Committee for consideration at the next Committee meeting or, in those instances in which the Committee, in consultation with the Chief Executive Officer or the Chief Financial Officer, determines that it is not practicable or desirable for NIC to wait until the next Committee meeting, to the Chair of the Committee (who will possess delegated authority to act between Committee meetings).

(3)
The Committee, or where submitted to the Chair, the Chair, shall consider all of the relevant facts and circumstances available to the Committee or the Chair.  No member of the Committee shall participate in any review, consideration or approval of any Related Person Transaction with respect to which such member or any of his or her immediate family members is the Related Person.  The Committee (or the Chair) shall approve only those Related Person Transactions that are in, or are not inconsistent with, the best interests of NIC and its stockholders, as the Committee (or the Chair) determines in good faith.

(4)	The Chair of the Committee shall report to the Committee at the next Committee meeting any approval under this policy pursuant to delegated authority.

Ratification Procedures

Under the Policy, the Company’s accounting department, under the supervision of the Chief Financial Officer, shall produce periodic reports as the Chair of the Committee shall direct, but no less often than annually, of any amounts paid or payable to, or received or receivable from, any Related Person.

In the event the Chief Executive Officer or Chief Financial Officer, or any other executive officer becomes aware, as a result of the reports described above or otherwise, of a Related Person Transaction that has not been previously approved or previously ratified under the Policy:

(1)
If the transaction is pending or ongoing, it will be submitted to the Committee or Chair of the Committee promptly, and the Committee or Chair shall consider all of the relevant facts and circumstances available to the Committee or the Chair.  The Committee shall not ratify any Related Person Transaction that is not in the best interests of the Company and its stockholders.  Based on this analysis, the Committee or the Chair shall evaluate all options, including but not limited to ratification, amendment or termination of the Related Person Transaction; and

(2)
If the transaction is completed, the Committee or Chair shall evaluate the transaction, taking into account all of the relevant facts and circumstances available to the Committee or Chair, to determine if rescission of the transaction and/or any disciplinary action is appropriate, and shall request an evaluation of NIC’s controls and procedures to ascertain the reason the transaction was not submitted to the Committee or Chair for prior approval and whether any changes to these procedures are recommended.

Review of Ongoing Transactions

At the Committee’s first meeting of each fiscal year, the Committee shall review any previously approved or ratified Related Person Transactions that remain ongoing and have a remaining term of more than six months or remaining amounts payable to or receivable from NIC.  Based on all relevant facts and circumstances, taking into consideration NIC’s contractual obligations, the Committee shall determine if it is in the best interests of NIC and its stockholders to continue, modify or terminate the Related Person Transaction.

Charitable Contributions

Proposed charitable contributions, or pledges of charitable contributions, by NIC to a charitable or non-profit organization in which a Related Person has a material interest shall be subject to prior review and approval by the Committee at the next Committee meeting or, in those instances in which the Committee, in consultation with the Chief Executive Officer or the Chief Financial Officer, determines that it is not practicable or desirable for the Company to wait until the next Committee meeting, by the Chair.  In addition, each named executive officer (as defined above) shall report to the Committee on a quarterly basis, charitable contributions in excess of $120,000, in the aggregate, by NIC’s named executive officers and their spouses to charitable or non-profit organizations identified on the roster of Related Persons.

Disclosure

All Related Person Transactions that are required to be disclosed in NIC’s filings with the SEC, as required by the Securities Act of 1933 and the Exchange Act and related rules and regulations, shall be so disclosed in accordance with such laws, rules and regulations.

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OTHER BUSINESS
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The Board of Directors knows of no other business which will be presented at the meeting.  If any other business is properly brought before the Annual Meeting, the proxy holders will have discretionary authority to vote on any such other business.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE ENCOURAGED TO VOTE AT YOUR EARLIEST CONVENIENCE.

By order of the Board of Directors:

William F. Bradley, Jr.
Corporate Secretary
Olathe, Kansas
March 21, 2014

Appendix A

NIC INC. 2014 AMENDED AND RESTATED STOCK COMPENSATION PLAN

(An amendment and restatement of the
NIC Inc. 2006 Amended and Restated Stock Option and Incentive Plan)

ARTICLE I. PURPOSE.

A.           The purpose of the Plan is to provide a means by which selected Employees, Directors and Consultants of the Company, and its Affiliates, if any, may be given an opportunity to benefit from increases in value of the Common Stock of the Company through the grant of Options, Restricted Stock Awards or both.

B.           The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

C.           All Options granted under the Plan shall be separately designated as Incentive Stock Options or Non-Qualified Stock Options at the time of grant, and in such form as issued pursuant to Article VI, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option or granted pursuant to a Restricted Stock Award, which shall also be in such form as issued pursuant to Article VIII.

D.           The Plan is a 2014 amendment and restatement of the NIC Inc. 2006 Amended and Restated Stock Option and Incentive Plan, as amended May 5, 2009 (the “2006 Plan”).  The “Effective Date” of this amended and restated Plan shall be the date the stockholders of the Company approve this amended and restated Plan.  Any Option or Restricted Stock Award granted under the 2006 Plan prior to the Plan's Effective Date shall be subject to the terms of the 2006 Plan as they existed immediately prior to the Effective Date.

ARTICLE II. DEFINITIONS.

“Act” means the Securities Act of 1933, as amended.

“Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

“Award” means either an Option or a Restricted Stock Award.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and any Internal Revenue Code adopted in the future to replace the Internal Revenue Code of 1986.

“Committee” means the Committee of Outside Directors appointed by the Board in accordance with Subsection C of Article III to administer the Plan. For any purposes under this Plan, the Committee may be the Compensation Committee of the Company's Board.

“Common Stock” means shares of the Company’s common stock, no par value.

“Company” means NIC Inc., a Delaware corporation.

“Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services as an independent contractor and who is compensated for such services, provided that the term “Consultant” shall not include Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors. Solely for purposes of Substitute Awards, the term Consultant includes any current or former consultant of an Acquired Entity (as defined in the definition of Substitute Awards) who holds Acquired Entity Awards (as defined in the definition of Substitute Awards) immediately prior to the Acquisition Date (as defined in the definition of Substitute Awards).

“Continuous Status as an Employee, Director or Consultant” means that the provision of services to the Company or an Affiliate in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Status as an Employee, Director or Consultant shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Affiliate, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the person remains in the service of the Company, Affiliate or successor in any capacity of Employee, Director or Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave approved by the Company; provided, however, that any such authorized leave of absence shall be treated as Continuous Status as an Employee, Director or Consultant for the purposes of vesting only to the extent as may be provided in the Company’s leave policy. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. The Board, in its sole discretion, shall in all cases determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted or terminated.

“Covered Employee” means any person that meets the definition of “covered employee” under Section 162(m) of the Code.

“Director” means a member of the Board or of the board of directors of an Affiliate. Solely for purposes of Substitute Awards, the term Director includes any current or former director of an Acquired Entity (as defined in the definition of Substitute Awards) who holds Acquired Entity Awards (as defined in the definition of Substitute Awards) immediately prior to the Acquisition Date (as defined in the definition of Substitute Awards).

“Employee” means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company as determined under the rules contained in Code Section 3401. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient by itself to constitute “employment” by the Company. Solely for purposes of Substitute Awards, the term Employee includes any current or former employee of an Acquired Entity (as defined in the definition of Substitute Awards) who holds Acquired Entity Awards (as defined in the definition of Substitute Awards) immediately prior to the Acquisition Date (as defined in the definition of Substitute Awards).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock of the Company determined as follows:

(i)           If the Common Stock is readily tradable on an established securities market, the fair market value of the Common Stock on the date of grant means the value determined based upon the last sale before or the first sale after the grant, the closing price on the trading day before or the trading day of the grant of the Award, or any other reasonable basis using actual transactions in the Common Stock as reported by such market and consistently applied.

(ii)           If the Common Stock is not readily tradable on an established securities market, the fair market value of the Common Stock on the date of grant means the value determined by a valuation of the Common Stock determined by an independent appraisal that meets the requirements of Section 401(a)(28)(C) of the Code and the regulations thereunder as of a date that is no more than 12 months before the relevant Option grant date.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option (as set forth in the Option Agreement) and that qualifies as an Incentive Stock Option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option (as set forth in the Option Agreement) or that does not qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means a stock option granted pursuant to the Plan.

“Option Agreement” means a written or electronic agreement between the Company and a Recipient evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

“Outside Director” means a Director who (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), (ii) is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan) during the taxable year, (iii) has not been an officer of the Company or an “affiliated corporation” at any time, (iv) is not currently receiving direct or indirect remuneration (including any payment in exchange for goods or services) from the Company or an “affiliated corporation” in any capacity other than as a Director, (v) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code, a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act and an “independent director” for purposes of Rule 4350 of the National Association of Securities Dealers, Inc.

“Plan” means this NIC Inc. 2014 Amended and Restated Stock Compensation Plan.

“Purchase Price” is defined in Subsection C of Article VI.

“Recipient” means an Employee, Director or Consultant, or their transferees, who holds an outstanding Option or Restricted Stock Award.

“Restricted Stock” means Common Stock awarded to an Employee pursuant to Article VIII that is subject to certain restrictions and a substantial risk of forfeiture.

“Restricted Stock Agreement” means a written or electronic agreement between the Company and a Recipient evidencing the terms, conditions and restrictions of an individual Restricted Stock Award. Each Restricted Stock Agreement shall be subject to the terms and conditions of the Plan.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

“Substitute Award” means an Award granted under the Plan in substitution for stock or stock based awards (“Acquired Entity Awards”) held by current and former employees, directors or consultants of another corporation or entity who become Employees, Directors or Consultants of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company or an Affiliate, or the acquisition by the Company or an Affiliate, of property or stock of, or other ownership interest in, the Acquired Entity immediately before such merger, consolidation or acquisition (“Acquisition Date”) as agreed to by the parties to such corporate transaction and as may be set forth in the definitive purchase agreement.  The limitations of Subsection A of Article IV on the number of shares of Common Stock reserved or available for Awards, and the limitations under Subsection D of Article V with respect to Awards granted in any calendar year, shall not apply to Substitute Awards.  Any issuance of a Substitute Award which relates to an Option shall be completed in conformity with the rules under Code Section 409A relating to the substitutions and assumptions of stock rights by reason of a corporate transaction.

ARTICLE III. ADMINISTRATION.

A.           The Plan shall be administered by the Board unless and until the Board delegates administration to the Committee, as provided in Subsection C of this Article III.

B.           The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)           To determine, in its sole discretion, from time to time which of the persons eligible under the Plan shall be granted an Award; when and how each Award shall be granted; whether an Option granted will be an Incentive Stock Option or a Non-Qualified Stock Option, or a combination of the foregoing; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to an Award; the number of shares with respect to which an Award shall be granted to each such person; and all other terms, conditions and restrictions applicable to each such Award or shares acquired upon exercise of an Option not inconsistent with the terms of the Plan.

(ii)           To approve one or more forms of Option Agreement and Restricted Stock Agreement.

(iii)           To construe and interpret, in its sole discretion, the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iv)           To amend, modify or otherwise change in any manner the Plan or an Award as provided in Article XIII and to suspend or terminate the Plan as provided in Article XIV.

(v)           Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

All decisions, determinations and interpretations of the Board shall be final, binding and conclusive on any Recipient and any other person with an interest in the Plan or in an Award and on any Affiliate.

C.           The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) of its members, all of the members of which Committee shall be Outside Directors. The Committee may be the Board's Compensation Committee. Furthermore, notwithstanding anything in this Article III to the contrary, the Board shall delegate administration of the Plan to the Committee for any grant of an Award to an eligible person who is a Covered Employee or who is expected to be a Covered Employee at the time of recognition of income resulting from such Award with respect to either of whom the Company wishes to avoid the application of Section 162(m) of the Code.

Notwithstanding anything in this Article III to the contrary, at any time the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Awards to eligible persons who (i) are not then subject to Section 16 of the Exchange Act and (ii) are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, or (B) not persons with respect to whom the Company wishes to avoid the application of Section 162(m) of the Code.

In the event that any administration of the Plan is delegated to the Committee under this Article III, the Committee shall have, during such delegation and in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and, upon abolition administration of the Plan shall revert automatically, without any further action on the Board's part, to the Board.

D.           Notwithstanding anything in this Article III to the contrary, at any time the Board may also delegate to any proper Officer the authority to grant Awards, without further approval of the Board, to eligible persons who (i) are not then subject to Section 16 of the Exchange Act and (ii) are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, or (B) not persons with respect to whom the Company wishes to avoid the application of Section 162(m) of the Code; provided, however, that (i) the exercise price per share of each Option Award shall be equal to the Fair Market Value of such stock at the date of grant, and (ii) each Option Award shall be subject to the terms and conditions of the standard form of Option Agreement approved by the Board and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Board.

E.           No member of the Board or of any committee constituted under this Article III or any Officer acting pursuant to this Article shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or any Award.

ARTICLE IV. SHARES SUBJECT TO THE PLAN.

A.           Subject to the provisions of Article XII relating to adjustments upon changes in stock, the amount of stock that may be issued pursuant to Awards granted after the Effective Date of this amended and restated Plan shall not exceed, in the aggregate, 15,825,223 shares of Common Stock, plus all shares subject to outstanding Awards on the Effective Date (the “Maximum Share Limit”).  Any share of Common Stock required to satisfy Substitute Awards shall not count against the Maximum Share Limit.  The shares of Common Stock may be divided among the various Plan components as the Board or Committee shall determine; provided, however, the maximum number of shares of Common Stock that may be issued pursuant to Incentive Stock Options shall be the sum of the Maximum Share Limit and any Incentive Stock Options issued as Substitute Awards.  If any Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares not acquired underlying such Award shall revert to and again become available for issuance under the Plan.

B.           The Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

ARTICLE V. ELIGIBILITY.

A.           Incentive Stock Options may be granted only to Employees. Non-Qualified Stock Options and Restricted Stock may be granted only to Employees, Directors or Consultants.

B.           No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of any of its Affiliates (a “Ten Percent Stockholder”), unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

C.           To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Recipient during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-Qualified Stock Options.

D.           Subject to the provisions of Article XII relating to adjustments upon changes in stock, no person shall be eligible to be granted Awards covering more than two hundred thousand (200,000) shares of the Common Stock in any calendar year.

ARTICLE VI. TERMS OF OPTIONS.

Each Option shall be evidenced by an Option Agreement in such form and shall contain such terms and conditions as the Board shall deem appropriate. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement or by communicating with the Company in such manner as the Company may authorize. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof or as specifically set forth in the Option Agreement or otherwise) the substance of each of the following provisions:

A.           Term. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted. However, in the case of an Incentive Stock Option granted to a Recipient who, at the time the Option is granted, is a Ten Percent Stockholder (as described in Subsection B of Article V), the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

B.           Price.  The exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Non-Qualified Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to a Substitute Award in a manner satisfying the provisions of Section 424(a) of the Code.

C.           Consideration. The purchase price of stock acquired pursuant to an Option (the “Purchase Price”) shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or check at the time the Option is exercised, or (ii) as set forth in the Option Agreement (or in the case of a Non-Qualified Stock Option, as subsequently determined in the discretion of the Board or the Committee) (A) in shares of Common Stock duly endorsed over to the Company (which shares shall have been owned by the Option holder for at least six (6) months prior to such exercise and, for purposes of this paragraph, be valued at their Fair Market Value as of the business day immediately preceding the date of such exercise), (B) by written direction to an authorized broker to sell the shares of Common Stock purchased pursuant to such exercise immediately for the account of the Option holder and pay an appropriate portion of the proceeds thereof to the Company, (C) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the Recipient in any other form of legal consideration that may be acceptable to the Board, or (D) any combination of such methods of payment which together amount to the full exercise price of the shares purchased pursuant to the exercise of the Option. For purposes of this Subsection C, the Purchase Price shall include the amount of the full exercise price of the Common Stock shares purchased pursuant to the exercise of the Option plus the minimum amount, if any, of any applicable taxes which the Company is required to withhold.

In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement. No deferred payment arrangement shall be permitted if the exercise of an Option for such a deferred payment would be a violation of any law or cause the Plan to be deemed a “nonqualified deferred compensation plan”, as defined in Section 409A of the Code.

D.           Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Recipient only by such Recipient or by his attorney-in-fact or conservator, unless such exercise by the attorney-in-fact or the conservator of the Recipient would disqualify the Incentive Stock Option as such. Unless the Board otherwise specifies, a Non-Qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Recipient only by such person or by his attorney-in-fact or conservator.

Notwithstanding the foregoing, the Recipient may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Recipient, shall thereafter be entitled to exercise the Option.

E.           Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable (“vest”) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. Unless otherwise specified in an Option Agreement, the shares of stock underlying an Option grant shall vest in four equal amounts: the first installment will be first exercisable on the six (6)-month anniversary of the option grant date and each succeeding installment will be first exercisable one (1) year from the date that the immediately preceding installment became exercisable. Any vesting schedule can be accelerated in the discretion of the Board, unless otherwise specified in the Option Agreement.

F.           Termination of Employment or Relationship as a Director or Consultant. In the event a Recipient’s Continuous Status as an Employee, Director or Consultant terminates (other than upon the Recipient’s death or disability), the Recipient may exercise his or her Option (to the extent that the Recipient was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Recipient’s Continuous Status as an Employee, Director or Consultant (or, such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Recipient is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Recipient does not exercise his or her Option within the time specified in the Option Agreement or in this Plan, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan. The above terms shall apply only if the specific Option grant is silent on the above issues; however, a specific Option grant may provide for different terms in the event a Recipient’s Continuous Status as an Employee, Director or Consultant terminates (other than upon the Recipient’s death or disability).

G.           Disability of Recipient. In the event a Recipient’s Continuous Status as an Employee, Director or Consultant terminates as a result of the Recipient’s disability, as defined in Section 22(e)(3) of the Code, the Recipient may exercise his or her Option (to the extent that the Recipient was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or, such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination of Continuous Status, the Recipient is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Recipient does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan. The above terms shall apply only if the specific Option grant is silent on the above issues; however, a specific Option grant may provide for different terms in the event a Recipient’s Continuous Status as an Employee, Director or Consultant terminates as a result of the Recipient’s disability.

H.           Death of Recipient. In the event of the death of a Recipient during, or within a period specified in the Option after the termination of, the Recipient’s Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Recipient was entitled to exercise the Option at the date of death) by the Recipient’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Recipient’s death pursuant to Subsection D of Article VI, but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or, such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Recipient was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan. The above terms shall apply only if the specific Option grant is silent on the above issues; however, a specific Option grant may provide for different terms in the event a Recipient’s Continuous Status as an Employee, Director or Consultant terminates as a result of the Recipient’s death.

I.           Responsibility for Option Exercise. A Recipient is responsible for taking any and all actions as may be required to exercise any Option in a timely manner, and for properly executing any documents as may be required for the exercise of an Option in accordance with such rules and procedures as may be established from time to time under the Plan. By signing or accepting an Option Agreement a Recipient (and any person to whom the Option under that Option Agreement is transferred) acknowledges that information regarding the procedures and requirements for the exercise of that Option is available upon such Recipient’s or person’s request to the Board. The Company shall have no duty or obligation to notify any Recipient of the expiration of any Option.

ARTICLE VII. REPRICING, CANCELLATION AND RE-GRANT OF OPTIONS.

The Board or the Committee shall not effect at any time directly or indirectly the repricing of any outstanding Options, including without limitation a repricing by the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different amount of shares of stock. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Non-Qualified Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an Substitute Award in a manner satisfying the provisions of Section 424(a) of the Code.

ARTICLE VIII. RESTRICTED STOCK AWARDS

A.           The Board is authorized to make Awards of Restricted Stock to any Recipient selected by the Board in such amounts and subject to such terms and conditions as determined by the Board. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Agreement.

B.           Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Board may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Board determines at the time of the grant of the Award or thereafter.

C.           All Awards of Restricted Stock shall be subject to a “substantial risk of forfeiture” as defined by Treasury Regulation sections 1.83-3(c) and 1.409A-1(d). Except as otherwise determined by the Board at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, the Board may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

D.           Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Board shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE IX. COVENANTS OF THE COMPANY.

During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

ARTICLE X. USE OF PROCEEDS FROM EXERCISE OF OPTIONS.

Proceeds from the exercise of Options shall constitute general funds of the Company.

ARTICLE XI. MISCELLANEOUS.

A.           Neither an Employee, Director or Consultant nor any person to whom an Option may be transferred shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Award unless and until such person has satisfied all requirements for exercise, which can include an early exercise, of the Option pursuant to its terms, or until all restrictions on a Restricted Stock Award have lapsed, and the Company has issued such shares.

B.           Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Employee, Director or Consultant or other holder of Awards or Common Stock issued upon exercise of Options any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause, the right of the Company’s Board of Directors and/or the Company’s stockholders to remove any Director pursuant to the terms of the Company’s Articles of Incorporation and By- Laws and the provisions of Delaware Law, or the right to terminate the relationship of any Consultant with the Company or its Affiliates.

C.           If the Company or its Affiliates is required to withhold any amounts by reason of federal, state or local tax laws, rules or regulations, in respect of the issuance of Awards or shares of stock pursuant to the Plan, the Company or such Affiliates shall be entitled to deduct and withhold such amounts from any cash payments to be made to the Recipient. In any event, such person shall promptly make available to the Company or such Affiliate, when requested by the Company or such Affiliate, sufficient funds to meet the requirements of such withholding, and the Company or such Affiliate may take and authorize such steps as it may deem advisable in order to have such funds made available to the Company or such Affiliate from any funds or property due or to become due to such person.

D.           To the extent provided by the terms of an Option Agreement, the person to whom an Option is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the stock otherwise issuable to the Recipient as a result of the exercise or acquisition of stock underlying the Option; or (iii) delivering to the Company unencumbered shares of the Company’s stock owned by the person acquiring the stock. The Fair Market Value of any shares of Common Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rules.

E.           The Company shall not be required to issue fractional shares pursuant to this Plan and, accordingly, a Recipient may be awarded or required to purchase only whole shares.

F.           The Plan and all determinations made and actions taken hereunder, to the extent not otherwise governed by the Code or laws of the United States, shall be governed by the laws of the State of Delaware and construed accordingly, without reference to the conflict of laws principles.

G.           The receipt, transfer and exercise of any Award is subject to taxation under Section 83 of the Code.

ARTICLE XII. ADJUSTMENTS UPON CHANGES IN STOCK.

If any change is made in the stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan, and the outstanding Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction not involving the receipt of consideration by the Company.)

ARTICLE XIII. AMENDMENT OF THE PLAN AND AWARDS.

A.           The Board at any time, and from time to time, may amend the Plan. However, except as provided in Article XII relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

(i)           Increase the number of shares reserved for Awards under the Plan;

(ii)           Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

(iii)           Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code.

B.           The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

C.           It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

D.           Rights and obligations of the Recipient under any Award granted before amendment of the Plan shall not be materially impaired by any amendment of the Plan except with the written consent of the Recipient, unless such amendment is necessary to comply with any applicable law, regulation or rule as determined in the sole discretion of the Board.

E.           The Board at any time, and from time to time, may amend, modify, extend, cancel or renew any Award or waive any restrictions or conditions applicable to any Award or any shares acquired upon the exercise thereof and accelerate, continue, extend or defer the exercise time for any Award or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following a Recipient’s termination of Continuous Status as an Employee, Director or Consultant; provided, however, that the rights and obligations under any Award shall not be materially impaired by any such amendment except with the written consent of the Recipient, unless such amendment is necessary to comply with any applicable law, regulation or rule as determined in the sole discretion of the Board.

The Board may accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest notwithstanding the provisions in the Option Agreement stating the time at which it may first be exercised or the time during which it will vest.

F.           The Board may amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Awards that qualify for beneficial treatment under such rules without stockholder approval.

ARTICLE XIV. TERMINATION OR SUSPENSION OF THE PLAN.

A.           The Board may suspend or terminate the Plan at any time. Unless sooner terminated, no Incentive Stock Options may be granted under the Plan after May 6, 2024, which is the tenth anniversary of the date this amended and restated Plan is approved by the stockholders of the Company.  No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

B.           Rights and obligations under any Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the Recipient, unless such impairment is necessary to qualify the Award as an Incentive Stock Option or to comply with any applicable law, regulation or rule all as determined in the sole discretion of the Board.

ARTICLE XV. EFFECTIVE DATE OF PLAN.

None of the amendments made to this amended and restated Plan shall become effective unless and until the Plan has been approved by the stockholders of the Company.  If stockholder approval of this amended and restated Plan is not obtained, the terms and conditions of the 2006 Plan shall remain in effect in accordance with the terms of the 2006 Plan.

ARTICLE XVI. COMPLIANCE WITH SECURITIES LAWS.

The grant of Awards and the issuance of shares of Common Stock upon the exercise of Options shall be subject to compliance with all applicable requirements of federal and state law with respect to such securities. Options may not be exercised if the issuance of shares of Common Stock upon exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations or the requirements of any stock exchange or market system upon which the Common Stock may then be listed. In addition, no Option may be exercised unless (A) a registration statement under the Act shall at the time of exercise of the Option be in effect with respect to the Common Stock shares to be issued upon the exercise of that Option or (B) in the opinion of counsel to the Company, the Common Stock shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Stock shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition of the exercise of any Option, the Company may require the Recipient to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company. The Company may, upon the advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

ARTICLE XVII. COMPLIANCE WITH SECTION 409A.

To the extent that the Board determines that any Award granted under the Plan is subject to Section 409A of the Code, the Option Agreement or other agreement evidencing the Award will incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award agreements will be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Plan's Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Plan's Effective Date the Board determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Plan's Effective Date), the Board may adopt such amendment to the Plan and applicable Award agreements or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian or other fiduciary, please add your title as such. Joint owners should each sign personally. All holders must sign. If a signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer. NIC INC. M67890-P47410 NIC INC. 25501 WEST VALLEY PARKWAY SUITE 300 OLATHE, KS 66061 Please indicate if you plan to attend this meeting. For address changes and/or comments, please check this box and write them on the back where indicated. For All Withhold All For All Except Yes No For Against Abstain To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date (the cut-off date). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by NIC Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: Vote on Proposals Vote on Directors 01) Harry H. Herington 02) Art N. Burtscher 03) Daniel J. Evans 04) Karen S. Evans 05) Ross C. Hartley 2. Approval of the 2014 Amended and Restated Stock Compensation Plan (an amendment and restatement of the 2006 Amended and Restated Stock Option and Incentive Plan); 3. Advisory approval of the compensation of the Company's named executive officers as disclosed in the proxy materials; and NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR all nominees listed in item 1 and FOR items 2, 3 and 4. If any other matters properly come before the meeting, the persons in this proxy will vote in their discretion. 4. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2014. 06) C. Brad Henry 07) Alexander C. Kemper 08) William M. Lyons 09) Pete Wilson

Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.)NIC INC.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSANNUAL MEETING OF STOCKHOLDERSMAY 6, 2014 AT 10:00 A.M. undersigned stockholder(s) hereby appoint Harry H. Herington and William F. Bradley, Jr., or either of them, as proxies, each with power to appoint his substitute, and hereby authorize them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of NIC Inc. that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting Stockholders to be held at 10:00 a.m. CDT on May 6, 2014, at The Oread, 1200 Oread Avenue, Lawrence, Kansas 66044, and any adjournments or postponements thereof. This proxy revokes all prior proxies given by the undersigned stockholder(s).THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPEContinued and to be signed on reverse sideM67891-P47410 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held May 6, 2014: The Notice, Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com